     As filed with the Securities and Exchange Commission on May 5, 2005


                                             Securities Act File No. 333-123443
                                     Investment Company Act File No. 811-05769

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                       [X] PRE-EFFECTIVE AMENDMENT NO. 1



                       [ ] POST-EFFECTIVE AMENDMENT NO. __


                        (CHECK APPROPRIATE BOX OR BOXES)

                     VAN KAMPEN HIGH INCOME TRUST II
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)


                                 (800) 847-2424
                        (AREA CODE AND TELEPHONE NUMBER)


                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                              AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:


                              WAYNE W. WHALEN, ESQ.
                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700


================================================================================
Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.


==============================================================================================================================
                           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
------------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES                                      PROPOSED MAXIMUM       PROPOSED MAXIMUM         AMOUNT OF
           BEING REGISTERED                      AMOUNT BEING       OFFERING PRICE       AGGREGATE OFFERING       REGISTRATION
                                                  REGISTERED           PER UNIT                PRICE                  FEE
------------------------------------------------------------------------------------------------------------------------------
Common Shares ($0.01 par value)                  12,208,298       $      4.54 (1)      $    55,425,673         $     6,524 (2)
------------------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares ($0.01 par value)            1,504       $    25,000          $    37,600,000         $     4,426 (2)
------------------------------------------------------------------------------------------------------------------------------


(1) Average of high and low reported price for common shares on May 3, 2005.


(2) A registration fee of $117.70 was previously paid in connection with the initial filing.


         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

    - Questions and Answers to Van Kampen High Income Trust Shareholders and Van Kampen High Income Trust II Shareholders

    - Notice of Special Meeting of Shareholders of Van Kampen High Income Trust and Van Kampen High Income Trust II

    - Joint Proxy Statement/Prospectus for Van Kampen High Income Trust and Van Kampen High Income Trust II

    - Statement of Additional Information regarding the Reorganization of Van Kampen High Income Trust into Van Kampen High Income Trust II

    -    Part C Information

    -    Exhibits

                                --  MAY 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         TO SHAREHOLDERS OF VAN KAMPEN
                               HIGH INCOME TRUST
                                      AND
                        VAN KAMPEN HIGH INCOME TRUST II
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Proxy Statement/ Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      Shareholders of
Van Kampen High Income Trust: You are being asked to vote on a reorganization (the "Reorganization") of Van Kampen High Income Trust (the "Target Fund") into Van Kampen High Income Trust II (the "Acquiring Fund"), a closed-end investment company that has a similar investment objective and similar investment policies as the Target Fund. Shareholders of Van Kampen High Income Trust II: You are being asked to vote on the issuance of common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization.

Q      WHY IS THE
       REORGANIZATION BEING RECOMMENDED?

A      The Board of Trustees of
each Fund has determined that the Reorganization will benefit holders of common shares of each Fund. The Target Fund and the Acquiring Fund are similar. Each Fund pursues a similar investment objective to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed diversified portfolio of high income producing fixed-income securities, in the case of the Acquiring Fund, and high yield fixed-income securities, in the case of the Target Fund. Each Fund invests primarily in fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities considered by the investment adviser to be of comparable quality. After the Reorganization, it is anticipated that common shareholders of the Funds will experience a reduced overall operating expense ratio, as certain fixed administra-tive costs will be spread across the combined larger asset base. It is not anticipated that the Reorganization will directly benefit holders of preferred shares; however, it is anticipated that the Reorganization will not adversely affect preferred shareholders, and none of the expenses of the Reorganization will be borne by preferred shareholders.

Q      HOW WILL THE
       REORGANIZATION AFFECT ME?

A      Assuming shareholders of
the Target Fund approve the Reorganization and shareholders of the Acquiring Fund approve the issuance of common shares of beneficial interest by that Fund, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund and the Target Fund will be dissolved.


Shareholders of the Target Fund: You will become a shareholder of the Acquiring Fund. If you are a holder of common shares of the Target Fund, you will receive newly-issued common shares of the Acquiring Fund, and if you are a holder of preferred shares of the Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund. The aggregate net asset value of the common shares you receive in the Reorganization will equal the aggregate net asset value of the common shares you own immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of the preferred shares you receive in the Reorganization will equal the aggregate liquidation preference of the preferred shares you own immediately prior to the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization, although such certificates will be available upon request.


Shareholders of the Acquiring Fund: You will remain a shareholder of the Acquiring Fund.

Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A      You will pay no sales loads
or commissions in connection with the Reorganization. However, if the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization.

Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?


A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.



Q      WHY IS THE VOTE OF
COMMON SHAREHOLDERS OF THE ACQUIRING FUND BEING SOLICITED?


A      Although the Acquiring
Fund will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange and Chicago Stock Exchange (on which the Acquiring Fund's common shares are listed) require holders of common shares of the Acquiring Fund to approve the issuance of additional common shares of beneficial interest by the Acquiring Fund in connection with the Reorganization. If the issuance of additional common shares of the Acquiring Fund is not approved, the Reorganization will not occur.

Q      HOW DOES THE BOARD OF
       TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A      After careful consideration,
the Board of Trustees of each Fund recommends that you vote "FOR" each of the items proposed.

Q      HOW DO I VOTE MY PROXY?

A      You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q      WHOM DO I CONTACT FOR FURTHER INFORMATION?

A      You can contact your financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 341-2929 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our web site at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposals using blue or black ink to mark an X in one of the boxes provided on the proxy card.

SHAREHOLDERS OF VAN KAMPEN HIGH INCOME TRUST:

Approval of Reorganization -- mark "For," "Against" or "Abstain."

SHAREHOLDERS OF VAN KAMPEN HIGH INCOME TRUST II:

Approval of the Issuance of Common Shares -- mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


                          FOR  AGAINST  ABSTAIN
1.   Authority for the    [ ]    [ ]      [ ]      3. To transact such other business as may properly
     proposal to approve                              come before the Meeting.
     the Reorganization.
2.   Authority to issue   [ ]    [ ]      [ ]
     additional common
     shares.


Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN HIGH INCOME TRUST
                                      AND
                        VAN KAMPEN HIGH INCOME TRUST II
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929


                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 22, 2005


  Notice is hereby given that a joint special meeting of shareholders (the "Special Meeting") of Van Kampen High Income Trust (the "Target Fund") and Van Kampen High Income Trust II (the "Acquiring Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 9:30 a.m. for the following purposes:


For shareholders of the Target Fund:


    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;



For common shareholders of the Acquiring Fund:



    2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and


For shareholders of both Funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on April 25, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.


  THE BOARD OF TRUSTEES OF EACH FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.



  THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

  THE BOARD OF TRUSTEES OF THE ACQUIRING FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.



  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD PROMPTLY OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.


                                       For the Board of Trustees,

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen High Income Trust
                                       Van Kampen High Income Trust II

May 6, 2005

                               ------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA
                THE INTERNET NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED MAY 6, 2005


                        JOINT PROXY STATEMENT/PROSPECTUS

                          VAN KAMPEN HIGH INCOME TRUST
                                      AND
                        VAN KAMPEN HIGH INCOME TRUST II
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 847-2424

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                                       ON
                                 JUNE 22, 2005


  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen High Income Trust (the "Target Fund") and/or Van Kampen High Income Trust II (the "Acquiring Fund"). A joint special meeting of shareholders of the Funds (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 9:30 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is May 10, 2005.


  The purposes of the Special Meeting are:

  For shareholders of the Target Fund:


    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and the Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law;



  For common shareholders of the Acquiring Fund:



    2. To approve the issuance of common shares of the Acquiring Fund in connection with the Reorganization Agreement; and


  For shareholders of both Funds:

    3. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." The Reorganization Agreement that Target Fund shareholders are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus as the "Reorganization."



  The Reorganization seeks to combine two similar funds to achieve certain economies of scale and other operational efficiencies. The investment objective of the Acquiring Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed diversified portfolio of high income producing fixed-income securities. The investment objective of the Target Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed portfolio of high yield fixed-income producing securities.



  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share of the Acquiring Fund ("Acquiring Fund Common Shares") and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of auction market preferred shares of the Target Fund ("Target Fund AMPS"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Share held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund AMPS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.


  In connection with the Reorganization, holders of Acquiring Fund Common Shares are being asked to approve the issuance of additional Acquiring Fund Common Shares.


  In the event that Target Fund shareholders do not approve the Reorganization or Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Reorganization will not occur and the Target Fund will continue to exist. The Board of Trustees of the Target Fund will consider what additional action, if any, to take.


  The Board of Trustees of each Fund has determined that including both proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund's shareholders.


  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Reorganization Statement of Additional Information, dated May 6, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call
(800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive office of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.


  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.


  The Acquiring Fund Common Shares are listed on the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange ("CHX") under the ticker symbol "VLT" and will continue to be so listed subsequent to the Reorganization. The Target Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VIT." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.


  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund APS in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


  The date of this Joint Proxy Statement/Prospectus is May 6, 2005.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATION OF THE TARGET FUND...............   14
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   15
  Medium-and Lower-Grade Securities Risk....................   15
  Credit Risk...............................................   15
  Market Risk...............................................   16
  Income Risk...............................................   17
  Call Risk.................................................   17
  Liquidity Risk............................................   17
  Foreign Risk..............................................   18
  Use of Strategic Transactions Risk........................   18
  Manager Risk..............................................   18
  Market Discount Risk......................................   19
  Leverage Risk.............................................   19
  Anti-Takeover Provisions Risk.............................   21
  Ratings Considerations....................................   21
  Special Risks Related to Preferred Shares.................   21
COMPARISON OF THE FUNDS.....................................   22
  Investment Objective and Policies.........................   22
  Investment Restrictions...................................   39
  Management of the Funds...................................   41
  Other Service Providers...................................   44
  Capitalization............................................   45
  Additional Information About the Common Shares of the
    Funds...................................................   47
  Additional Information About the Preferred Shares of the
    Funds...................................................   50
  Governing Law.............................................   55
  Certain Provisions of the Declarations of Trust...........   55
  Conversion to Open-End Fund...............................   57
  Voting Rights.............................................   57
  Financial Highlights......................................   59
INFORMATION ABOUT THE REORGANIZATION........................   61
  General...................................................   61
  Terms of the Reorganization Agreement.....................   63

                                                              PAGE
                                                              ----
  Material U.S. Federal Income Tax Consequences of the
    Reorganization..........................................   65
  Shareholder Approval......................................   67
PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES........   68
  The Reorganization........................................   68
  Shareholder Approval......................................   68
OTHER INFORMATION...........................................   69
  Voting Information and Requirements.......................   69
  Shareholder Information...................................   71
  Section 16(a) Beneficial Ownership Reporting Compliance...   72
  Solicitation of Proxies...................................   72
  Legal Matters.............................................   73
  Other Matters to Come Before the Special Meeting..........   73
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

                                    SUMMARY


  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.


PROPOSAL 1: REORGANIZATION OF THE TARGET FUND


  THE PROPOSED REORGANIZATION. The Board of Trustees of each Fund, including the trustees who are not "interested persons," as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization Agreement. If the shareholders of the Target Fund approve the Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see "Proposal 2: Issuance of Additional Acquiring Fund Common Shares"), Acquiring Fund Common Shares and Acquiring Fund APS will be issued to holders of Target Fund Common Shares and Target Fund AMPS, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though holders of Target Fund Common Shares may receive cash for their fractional shares). The aggregate liquidation preference of the Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund AMPS held immediately prior to the Reorganization.



  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION. The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is a diversified, closed-end management investment company registered under the 1940 Act. The investment objective of the Acquiring Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed diversified portfolio of high income producing fixed-income securities. The investment objective of the Target Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed portfolio of high yield fixed-income producing securities. The term "high yield fixed-income securities" may hereinafter be referred to as "high income producing fixed-income securities."


  Each Fund seeks to achieve its investment objective by investing primarily in fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities considered by the investment adviser to be of comparable quality. The Funds are managed by the same investment advisory personnel.


  The proposed Reorganization will combine the assets of these similar Funds by reorganizing the Target Fund into the Acquiring Fund. The Target Fund Board and the Board of the Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon their evaluation of all relevant information, anticipate that the Reorganization will benefit holders of Target Fund Common Shares and holders of Acquiring Fund Common Shares. In particular, the Board of Trustees of each Fund believes, based on data presented by Van Kampen Asset Management, the investment adviser to each of the Funds (the "Adviser"), that holders of common shares of the Funds will experience a reduced overall operating expense ratio as a result of the Reorganization. The combined fund resulting from the proposed Reorganization will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.



  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Fund for the twelve-month period ended December 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the twelve-month period ended December 31, 2004, and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the twelve-month period ended December 31, 2004, assuming the Reorganization had been completed at the beginning of such period. As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of each Fund

(although such savings will not be immediately received (see footnote (c) to the table)).



FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON SHAREHOLDERS
                                  OF THE FUNDS
                            AS OF DECEMBER 31, 2004



                                               ACTUAL              PRO FORMA
                                      -------------------------   -----------
                                      VAN KAMPEN    VAN KAMPEN    VAN KAMPEN
                                      HIGH INCOME   HIGH INCOME   HIGH INCOME
                                         TRUST       TRUST II      TRUST II
                                      -----------   -----------   -----------
Common Shareholder Transaction
  Expenses(a):
Maximum Sales Load (as a percentage
  of offering price)(b)(c)..........      None          None          None
Dividend Reinvestment Plan Fees.....      None          None          None
Annual Expenses (as a percentage of
  net assets attributable to common
  shares):
Investment Advisory Fees............      1.23%         1.23%         1.23%
Interest Payments on Borrowed
  Funds.............................      0.00%         0.00%         0.00%
Other Expenses......................      0.76%         0.89%         0.58%
                                         -----         -----         -----
  Total Annual Expenses.............      1.99%         2.12%         1.81%
                                         -----         -----         -----
Distributions
Distributions on Preferred
  Shares(d).........................      1.15%         1.11%         1.13%
  Total Annual Expenses and
    Distributions on Preferred
    Shares..........................      3.14%         3.23%         2.94%


---------------


(a) No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any operating expenses of either Fund and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.



(b) Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of shares in the Reorganization. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.



(c) In connection with the Reorganization, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and registration statement on

    Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganization. The table below summarizes each Fund's net assets (common shares only) at December 31, 2004, projected annual savings to each Fund as a result of the Reorganization, allocation of Reorganization expenses among the Funds in dollars and percentages, an estimated payback period (in years) and the resulting effect on each Fund's net asset value per common share at December 31, 2004. The Acquiring Fund will benefit more from projected annual expense savings of the Reorganization than the Target Fund. The projected annual expense savings are generally not expected to be immediately realized. The Acquiring Fund is projected to benefit sooner than the Target Fund. If a shareholder sells his or her common shares prior to the estimated payback period, then that shareholder may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of the Funds involved in the Reorganization, will be greater in the Acquiring Fund than the Target Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The numbers presented in the table are estimates; actual results may differ.

                                                    REORGANIZATION     ESTIMATED     EFFECT ON
                        NET ASSETS    PROJECTED   EXPENSE ALLOCATION    PAYBACK      NET ASSET
                         (COMMON       ANNUAL        IN DOLLARS/         PERIOD      VALUE PER
FUND                   SHARES ONLY)    SAVINGS        PERCENTAGE       (IN YEARS)   COMMON SHARE
----                   ------------   ---------   ------------------   ----------   ------------
High Income Trust....  $49,897,356    $ 89,815       $ 167,640/44%        1.87         $0.012
High Income Trust
  II.................  $37,031,633    $114,798       $ 213,360/56%        1.86         $0.026
                                                     ------------
Total expenses.......                                $381,000/100%


---------------


(d) In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions.



  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:



                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Van Kampen High Income Trust..........   $20       $62      $107       $232
Van Kampen High Income Trust II.......   $22       $66      $114       $245
Pro Forma -- Van Kampen High Income
  Trust II()..........................   $18       $57      $ 98       $213


  The example set forth above assumes common shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

  FURTHER INFORMATION REGARDING THE PROPOSED REORGANIZATION. The Target Fund Board has determined that the Reorganization is in the best interests of holders of Target Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Acquiring Fund Board has determined that the Reorganization is in the best interests of holders of Acquiring Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of preferred shares of either Fund; however, it is anticipated that holders of preferred shares of each Fund will not be adversely affected by the Reorganization and the expenses of the Reorganization will not be borne by the holders of preferred shares of either Fund. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.



  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.



  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on June 22, 2005. Shareholder approval of the Reorganization requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the Target Fund Common Shares and Target Fund AMPS outstanding and entitled to vote, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about June 29, 2005, but it may be at a different time as described herein.


  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.


PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES



  In connection with the proposed Reorganization, as described in the section entitled, "Proposal 1: Reorganization of the Target Fund," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganization will result in no reduction of net asset value of the

Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced overall operating expense ratio as a result of the Reorganization.



  The Acquiring Fund Board requests that common shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on June 22, 2005. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about June 29, 2005, but it may be at a different time as described herein. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal.


  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

------------------------------------------------------------------------------

                 PROPOSAL 1: REORGANIZATION OF THE TARGET FUND
------------------------------------------------------------------------------


  The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. The investment objective of the Acquiring Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed diversified portfolio of high income producing fixed-income securities. The investment objective of the Target Fund is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed portfolio of high yield fixed-income producing securities. Each Fund seeks to achieve its investment objective by investing primarily in fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities considered by the investment adviser to be of comparable quality. The Funds are managed by the same investment advisory personnel.



  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Acquiring Fund Common Shares, and newly-issued Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund AMPS, and will then terminate its registration under the 1940 Act, and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund AMPS held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  The Target Fund Board based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Target Fund Common Shares. In particular, Target Fund Board believes, based on data presented by the Adviser, that holders of Target Fund Common Shares will experience a reduced overall operating expense ratio as a result of the Reorganization. The combined fund resulting from the proposed Reorganization will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


  Because each Fund has a substantially similar investment objective and substantially similar investment policies, the Funds are subject to similar risks, which will also apply to the combined fund after the proposed Reorganization. The Reorganization is not expected to adversely affect the rights of shareholders of either Fund or to create additional risks.


MEDIUM- AND LOWER-GRADE SECURITIES RISK

  Each Fund invests primarily in fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities of comparable quality. Medium- and lower-grade securities are those rated at the time of purchase Baa or lower by Moody's Investors Service, Inc. ("Moody's") or rated BBB or lower by Standard & Poor's ("S&P"), and securities that are not rated by either such rating agency, but are believed by the Adviser to be of comparable quality at the time of purchase. With respect to such investments, neither Fund has established a limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated Ba or lower by Moody's or BB or lower by S&P and unrated securities of comparable quality are commonly referred to as junk bonds and involve greater risks than investments in higher-grade securities. Because of the characteristics of such securities, the ability of the Funds to preserve shareholders' capital may be adversely affected. The values of such securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such medium- and lower-grade securities frequently are subordinated to the prior payment of senior indebtedness.

CREDIT RISK

  Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- or lower-grade income securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by each Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, each Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which each Fund's securities relate. Further, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and each Fund may be unable to obtain full recovery on such amounts.

MARKET RISK

  Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the income securities market and as a result of real or perceived changes in credit risk. The value of each Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. However, the secondary market prices of medium- or lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- or lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- or lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- or lower-grade securities in the Funds and thus in the net asset value of the Funds. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- or lower-grade securities.


  Fixed-income securities offering the high current income sought by the Funds ordinarily will be in the lower rating categories of recognized rating agencies or will be unrated. The values of such securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Further, these fixed-income securities will involve generally more credit risk than securities in the higher rating categories and the issuer may default in the payment of interest or repayment of principal as scheduled. The Funds may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or of interest on its portfolio holdings, and the Funds may not be able to obtain full recovery thereof. The high income producing fixed-income securities held by the Funds frequently will be subordinated to the prior payment of senior indebtedness and will be traded in markets that may be relatively less liquid than the market for higher rated securities. The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue.

  Fixed-income securities include convertible securities, which are bonds, debentures, preferred stock or other securities that may be converted into or exchanged for, or otherwise may entitle the holder to purchase, a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Prices of such securities generally fluctuate in response to changes in the prices of the underlying common stocks as well as to changes in interest rates.


INCOME RISK


  The income shareholders receive from a Fund is based primarily on interest rates and credit risk, which can vary widely over the short- and long-term. If interest rates drop, your income from the Funds may drop as well.


CALL RISK

  If interest rates fall, it is possible that issuers of income securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by each Fund, as applicable, in securities bearing the new, lower interest rates, resulting in a possible decline in that Fund's income and distributions to shareholders.

LIQUIDITY RISK

  The markets for medium- or lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- or lower-grade securities in which each Fund may invest, trading in such securities may be relatively inactive. Prices of medium- or lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- or lower-grade securities generally could reduce market liquidity for such securities and make their sale by a Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, each Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

  During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in a Fund's portfolio, the ability of that Fund to value its securities becomes more difficult and the judgment of that Fund may play a greater role in the valuation of its securities due to the reduced availability of reliable objective data.


FOREIGN RISK

  Because each Fund may invest up to 35% of each of their net assets in securities of foreign issuers, the Funds may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting, and financial reporting requirements are less stringent and less uniform in many foreign countries.

USE OF STRATEGIC TRANSACTIONS RISK

  In connection with each Fund's investment objective and policies and subject to any restrictions that may be imposed in connection with each Fund maintaining a rating of its preferred shares, the Funds may use various investment strategic transactions that involve special risk considerations including options, futures contracts and options on futures contracts, in several different ways, depending on the status of each Fund's portfolio and the expectations of the Adviser concerning the securities markets. Although the Adviser seeks to use these transactions to achieve each Fund's investment objective, no assurance can be given that the sue of these transactions will achieve this result.


  The Funds may purchase and sell options on fixed-income securities and on indices based on fixed-income securities to the extent a market in any such indices exists or develops, engage in interest rate and other hedging transactions, purchase and sell fixed-income securities on a "when issued" or "delayed delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices entail risks. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Although the Adviser believes that these investment practices may further each Fund's investment objective, no assurance can be given that these investment practices will achieve this result.


MANAGER RISK


  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK



  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.


  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of the Funds to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of either Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

LEVERAGE RISK

  Use of leverage, through the issuance of preferred shares, involves certain risks to holders of common shares of the Funds. For example, each Fund's issuance of preferred shares may result in higher volatility of the net asset value of its common shares and potentially more volatility in the market value of its common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred shares of a Fund will affect the yield to holders of common shares of that Fund. Leverage will allow holders of each Fund's common shares to realize a higher current rate of return than if that Fund were not leveraged as long as that Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate paid on its preferred shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of each Fund's common shares, the use of leverage will increase the amount of such gains distributed to holders of that Fund's common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate on a Fund's preferred shares approaches the net return on that Fund's investment portfolio, the benefit of leverage to holders of common shares of that Fund will be decreased. If the current dividend rate on the preferred shares were to exceed the net return on a Fund's portfolio, holders of common shares of that Fund would receive a lower rate of return than if that Fund were not leveraged. Similarly, since both the costs of issuing preferred shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any preferred shares offering) will be borne entirely by holders of a Fund's common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if that Fund were not leveraged. If a Fund is liquidated, holders of that Fund's preferred shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares of that Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its common shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required common share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its common shares or its preferred shares, that Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its preferred shares for any reason and may be required to redeem all or part of its preferred shares in the following circumstances:

  - if the asset coverage for the preferred shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of common shares in tender offers or otherwise, or

  - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the preferred shares.

  Redemption of the preferred shares or insufficient investment income to make dividend payments, may reduce the net asset value of a Fund's common shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS RISK


  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of each Fund.


RATINGS CONSIDERATIONS

  The Funds have received ratings of each of their outstanding preferred shares of "AAA" from S&P and "aaa" from Moody's. In order to maintain these ratings, the Funds are required to maintain portfolio holdings meeting specified guidelines of such rating agencies. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act.

  As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings of the preferred shares are not recommendations to purchase, hold or sell preferred shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines address the likelihood that a holder of preferred shares will be able to sell such shares in an auction. The ratings are based on current information furnished to Moody's and S&P by the Funds and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares of the Funds have not been rated by a nationally recognized statistical rating organization.

  The Board of Trustees of each of the Funds, without shareholder approval, may amend, alter or repeal certain definitions or restrictions which have been adopted by a Fund pursuant to the rating agency guidelines, in the event a Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to its preferred shares.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION RISK. The dividend rate for the preferred shares normally is set through an auction process. In the auction, preferred shareholders may indicate the dividend rate at which they would be willing to hold or sell their shares or purchase additional shares. An auction fails if there are more preferred shares offered for sale than there are buyers, in which case preferred shareholders may not be able to sell their shares. Also, if preferred shareholders place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if preferred shareholders buy shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their shares than the market rate. Finally, the dividend period for the preferred shares may be changed by a Fund, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in preferred shares.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the preferred shares outside of auctions; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide preferred shareholders with a liquid trading market. It may not be possible to sell preferred shares between auctions, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the preferred shares. Preferred shares may only be transferred outside of auctions to or through broker-dealers or other persons as the Funds permit.


  RATINGS AND ASSET COVERAGE RISKS. Although the preferred shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in preferred shares. Moody's or S&P could downgrade its rating of the preferred shares or withdraw its rating at any time, which may make the preferred shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of preferred shares in order to return to compliance with the asset coverage ratios. Each Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.


                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES


  The Funds have a similar investment objective and similar investment policies. The Acquiring Fund's investment objective is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of high income producing fixed-income securities. The Target Fund's investment objective is to provide to its common shareholders high current income, while seeking to preserve shareholders' capital, through investment in a professionally managed, diversified portfolio of high yield fixed-income securities. Each Fund's investment objective is fundamental and may not be changed without the approval of shareholders. Each Fund will seek to preserve capital through portfolio diversification and by limiting investments to fixed-income securities which the Adviser believes entail reasonable credit risk.

  HIGH INCOME PRODUCING FIXED-INCOME SECURITIES. Under normal market conditions, at least 65% of the Acquiring Fund's assets will be invested in fixed-income securities; similarly, the Target Fund will invest primarily in such securities. Each Fund invests primarily in high income producing fixed-income securities rated in the medium- and lower-grade categories by established rating agencies, or in unrated securities considered by the Adviser to be of comparable quality. Medium- and lower-grade securities are those rated at the time of purchase Baa or lower by Moody's or rated BBB or lower by S&P. With respect to such investments, neither Fund has established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. The fixed-income securities in which the Funds will invest consist primarily of debt securities having varying terms with respect to security or credit support, subordination, purchase price, interest payments or maturity.

  The Funds invest in a broad range of income securities represented by various companies and industries and traded on various markets. The Adviser uses an investment strategy of in-depth, fundamental credit analysis and emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. In its effort to enhance value and diversify each Fund's portfolio, the Adviser may seek investments in cyclical issues or out-of-favor areas of the market to contribute to each Fund's performance.


  The higher income sought by the Funds are generally obtainable from securities in the medium- and lower-credit quality range. Such securities tend to offer higher yields than higher-grade securities with the same maturities because the historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring.


  Such securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the income securities they undertake to rate, but not the market risk of such securities. It should be emphasized however, that ratings are general and are not absolute standards of quality.

  The value of income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, income security prices generally fall; if interest rates fall, income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity securities generally fluctuate less than the market prices of longer-maturity securities. Income securities with shorter maturities generally offer lower yields than income securities with longer maturities assuming all other factors, including credit quality, are equal.

  While neither Fund has a policy limiting the maturities of the debt securities in which it may invest, the Adviser seeks to moderate risk by normally maintaining a portfolio duration of two to ten years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measurement. A duration calculation looks at the present value of a security's entire payment stream, whereas term to maturity is based solely on the date of a security's final principal repayment.


  Fixed-income securities which may be acquired by the Funds include preferred stocks and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage- or other asset-backed instruments, equipment lease or trust participation certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured and payable from, mortgage loans secured by real property. The Acquiring Fund will not invest in mortgage-backed residual interests. Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets, such as accounts receivable, that are not mortgage loans or interests in mortgage loans. Participation certificates are issued by obligors to finance the acquisition of equipment and facilities and may represent participations in a lease, an installment purchase contract or a conditional sales contract. Most debt securities in which the Funds invest will bear interest at fixed rates. However, the Funds reserve the right to invest without limitation in fixed-income securities that have variable rates of interest or involve certain equity features, such as contingent interest or participation based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Fixed-income securities consisting of preferred stocks may have cumulative or non-cumulative dividend rights. To the extent the Funds invest in non-cumulative preferred stocks, that Fund's ability to achieve its investment objective of high current income may be affected adversely.


  The Funds may invest in securities rated below B by both Moody's and S&P, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with each Fund's investment objective or are acquired as part of a unit consisting of a combination of income or equity securities. Equity securities as referred to herein do not include preferred stocks (which the Funds consider income securities). Each Fund's investments may include securities with the lowest-grade assigned by recognized rating organizations and unrated securities considered by the Adviser to be of comparable quality. Securities assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


  Few medium- and lower-grade income securities are listed for trading on any national securities exchange, and issuers of medium- and lower-grade income securities may choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, each Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Funds and may also limit the ability of the Funds to sell such securities at their fair value in response to changes in the economy or the financial markets or for other reasons. Further, to the extent the Funds own or may acquire illiquid or restricted medium- or lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

  The Funds will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The Adviser seeks to minimize the risks involved in investing in medium- and lower-grade securities through diversification and a focus on in-depth research and fundamental credit analysis. The amount of available information about the financial condition of certain medium- or lower-grade issuers may be less extensive than other issuers. In selecting securities for investment, the Adviser considers, among other things, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis and earnings prospects. The Adviser evaluates each individual income security for credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved since the issuance of such securities or is anticipated to improve in the future. Credit ratings of securities rating organizations that the Adviser considers in evaluating securities evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Funds to dispose of a security. The Adviser continuously monitors the issuers of securities held in each Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, achievement of each Fund's investment objective may be more dependent upon the Adviser's credit analysis than is the case with investing in higher-grade securities.

  New or proposed laws may have an impact on the market for medium- or lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- or lower-grade securities.

  HIGHER-GRADE SECURITIES. Each Fund also may invest up to 35% of its total assets in securities rated higher than Ba by Moody's or higher than BB by S&P, or unrated securities that the Adviser considers to be of comparable quality and may invest a higher percentage, up to 100% of its total assets, in such higher rated securities (i) when the difference in yields between quality classifications is relatively narrow or (ii) when the Adviser determines that market conditions warrant a temporary, defensive policy. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect adversely the amount of current income produced by the Funds since the yields from such issues are typically less than those from medium- and lower-grade issues. Accordingly, the inclusion of such instruments in either Fund's portfolio may have the effect of reducing the yield on the common shares.

  All of the foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

                             PORTFOLIO COMPOSITION

  Although the investment portfolios of both Funds must satisfy the same standards of credit quality, the actual securities owned by each Fund may be different, as a result of which there are certain differences in the composition of the two investment portfolios. The tables below set forth the percentages of the fixed-income securities held by each Fund, as of December 31, 2004.

                                  TARGET FUND

                  NUMBER OF       VALUE
S&P*   MOODY'S*    ISSUES     (IN THOUSANDS)   PERCENT
----   --------   ---------   --------------   -------
BBB     Baa           2          $ 1,162         1.4%
BB      Ba           61          $33,597        39.7%
 B       B           89          $44,999        53.1%
CCC     Caa           9          $ 4,716         5.6%
   Non-rated          2          $   173         0.2%

                                 ACQUIRING FUND

                  NUMBER OF       VALUE
S&P*   MOODY'S*    ISSUES     (IN THOUSANDS)   PERCENT
----   --------   ---------   --------------   -------
BBB     Baa           2          $   867         1.4%
BB      Ba           59          $24,936        39.7%
 B       B           89          $33,440        53.2%
CCC     Caa           9          $ 3,466         5.5%
   Non-rated          2          $   136         0.2%

---------------

* Ratings: Using the higher of S&P's or Moody's rating on the Acquiring Fund's fixed-income securities. S&P's rating categories may be modified further by a plus (+) or minus (-) BBB to CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Baa through Caa ratings. See Exhibit I -- "Description of Securities Ratings."

  CONVERTIBLE SECURITIES. Fixed-income securities also include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for, or may otherwise entitle the holder to purchase, a prescribed amount of common stock or any equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive a interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

  In selecting convertible securities for the Funds, the Adviser considers the following factors, among others: (1) the Adviser's own evaluations of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities: (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund's portfolio as to issuers and industries; and (8) whether the securities are rated by Moody's and/or S&P and, if so, the ratings assigned.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on each Fund's ability to achieve its investment objective.

  ZERO COUPON SECURITIES. The Funds may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in zero coupon or pay-in-kind securities. The Adviser will weigh these concerns against the expected total returns from such instruments.

  The Acquiring Fund is permitted to invest up to 10% of its total assets in zero coupon securities, while the Target Fund is permitted to invest up to 25% of its total assets in such securities. Zero coupon securities are income securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop.

  Payment-in-kind securities are income securities that pay interest through the issuance of additional securities. Prices on such non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.

  FOREIGN SECURITIES. Each Fund invest up to 35% of its net assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the portfolio management team's assessment of the relative yield, appreciation potential and the relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers. Additionally, since most foreign income securities are not rated, the Funds will invest in such securities based on the analysis of the Adviser without any guidance from published ratings.

  Further, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Funds may experience settlement difficulties or delays not usually encountered in the United States. Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Funds are not fully invested or attractive investment opportunities are foregone.

  Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets of the Funds are not fully invested or attractive investment opportunities are foregone.

  The Funds may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

  In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

  Since the Funds may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Funds may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Funds and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of each Fund's assets denominated in that currency and each Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Funds will incur costs in connection with conversions between various currencies.

  The Funds may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

  RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 20% of its total assets in fixed-income securities that are not readily marketable, including securities restricted as to resale. No security that is not readily marketable will be acquired unless the Adviser believes such security to be of comparable quality to publicly-traded securities. Securities that are not readily marketable may offer higher yields than comparable publicly-traded securities. However, the Funds may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities and may incur higher brokerage charges or dealer discounts and other selling expenses than in selling otherwise comparable securities. Certain fixed-income securities are somewhat liquid and may become more liquid as secondary markets for these securities continue to develop. These securities will be included in, or excluded from, the 20% limitation on a case-by-case basis by the Adviser under the supervision of the Board of Trustees, depending on the perceived liquidity of the security and market involved. The Funds understand the position of the staff of the SEC to be that purchases of OTC options and the assets used as "cover" for written OTC options are illiquid securities. The staff has, however, taken no-action positions which may reduce any negative impact of such position on the Fund. The Fund will deem that portion of its positions in OTC options to be illiquid in accordance with the then current positions of the staff, as such positions are stated from time to time.

  SECURITIES OPTIONS TRANSACTIONS. The Funds may, but are not required to, use various investment strategic transactions, including securities options transactions, in several different ways depending upon the status of each Fund's investments and the expectations of the Adviser concerning the securities markets. Although the Adviser seeks to use these transactions to achieve each Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

  The Funds may invest in options on fixed-income securities. Such options may be traded over-the-counter ("OTC") or on a national securities exchange. In general, the Funds may purchase and sell (write) options on up to 25% of its assets. The SEC requires that obligations of investment companies such as the Funds, in connection with option sale positions, must comply with certain segregation or coverage requirements. No limitation exists on the amount of the Funds' assets which can be used to comply with such segregation or cover requirements.

  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

  The Funds may purchase put and call options in hedging transactions to protect against a decline in the market value of the securities in the Funds' portfolios (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). In the event the Funds purchase put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Funds, then to the extent such underlying securities correlate in value to the Funds' portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Funds' portfolio securities in the case of a purchase of put options or by a decrease in the cost of acquisition of securities by the Funds, in the case of purchase of call options.

  The Funds may also sell put and call options as a means of increasing the yield on each of their portfolios and as a means of providing limited protection against decreases in market value of their portfolios. When the Funds sell an option, if the underlying securities do not increase, in the case of a call option or decreases in the case of a put options to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Funds will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, that Fund will be required to sell the underlying securities to the option holder at the strike price; therefore that Fund will not participate in any increase in the price of such securities above the strike price. When a put option of which either Fund is the writer is exercised, that Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.


  OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and a risk exists of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker, which information is monitored carefully by the Adviser and verified in appropriate cases.


  Generally, each Fund's policy, in order to avoid the exercise of an option sold by it, will be to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless selling (in the case of a call option) or purchasing (in the case of a put option) the underlying securities is determined to be in that Fund's interest. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by that Fund and has the effect of canceling that Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher (or lower) than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and that Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to that Fund, that Fund's portfolio turnover rate will increase, which would cause that Fund to incur additional brokerage expenses.



  During the option period a Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, and that Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option which may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.

  To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon fixed-income securities, each Fund may purchase and sell options on such indices, subject to the limitation that a Fund may purchase and sell options on up to 25% of its assets. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security, at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.

  Price movements in securities which the Funds own or intend to purchase will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option which is not offset completely by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

  INTEREST RATE AND OTHER HEDGING TRANSACTIONS. In order to seek to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Funds may enter into various hedging transactions, such as financial futures contracts and related options contracts.

  The Funds may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the securities which each Fund may purchase for its portfolio, including interest rate futures contracts in such financial instruments and interest rate related indices, put and call options on such futures contracts and on such financial instruments. Each Fund expects to enter into these transactions to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or for other risk management strategies.

  The Funds will not engage in the foregoing transactions for speculative purposes, but only as a means to hedge risks associated with management of its portfolio. Typically, investment in these contracts requires a Fund to deposit with the applicable exchange or other specified financial intermediary as a good faith deposit for its obligations, known as "initial margins" an amount of cash or specified debt securities which initially is 1%-15% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Thereafter, a Fund must make additional deposits equal to any net losses due to unfavorable price movements of the contract and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."


  The SEC generally requires that when investment companies, such as the Funds, effect transactions of the foregoing nature, such a fund either must segregate cash or liquid portfolio securities with its custodian in the amount of its obligations under the foregoing transactions or must cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Funds will comply with such segregation or cover requirements. No limitation exists as to the percentage of the Fund's assets which may be segregated in connection with such transactions.


  The Funds will not enter into a futures contract or related option if, immediately after such investment, the sum of the amount of its initial margin deposits and premiums on open contracts and options would exceed 5% of that Fund's total assets at current value. The Funds however, may invest more than such amount in the future if it obtains authority to do so from the appropriate regulator agencies without rendering that Fund a commodity pool operator or adversely affecting its status as an investment company for federal securities law or income tax purposes.

  All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the security being, hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and are closed out generally by entering into offsetting transactions rather than by disposing of the obligations. As a result, in volatile markets, the Funds may not be able to close out a transaction without incurring losses. Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain which might result from an increase in the value of such security. Finally, the daily deposit requirements for futures contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

  Successful use of futures contracts and options thereon by the Funds is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. If the Adviser's expectations are not met, the Funds would be in a worse position than if a hedging strategy had not been pursued. If the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it is disadvantageous to do so.

  In addition to engaging in transactions utilizing options on futures contracts, the Funds may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return, but also risks loss of the option premium if an asset a Fund has the option to buy declines in value or if an asset a Fund has the option to sell increases in value.

  The Funds also may enter into various other hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment. The Funds will not sell interest rate caps or floors that each Fund does not own. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

  The Funds may enter into interest rate swaps, caps and floors on either an asset-based or liabilities-based basis, depending on whether it is hedging its assets or its liabilities, and will enter usually into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith risk management purposes, the Adviser and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its investment restrictions on borrowing. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by, each Fund's custodian. The creditworthiness of firms with which the Funds enter into interest rate swaps, caps or floors will be monitored on an ongoing basis by the

Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Funds. If a default occurs by the other party to such transaction, the Funds will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

  New options and futures contracts and other financial products, and various combinations thereof, continue to be developed and the Funds may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.


  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Funds may also purchase and sell fixed-income securities on a "when issued" and delayed delivery" basis. No income accrues to a Fund on fixed-income securities in connection with such transactions prior to the date a Fund actually takes delivery of such securities. These transactions are subject to market fluctuation: the value of the fixed-income securities at deliver may be more or less, than their purchase price, and yields generally available on fixed-income securities when delivery occurs may be higher than yields on the fixed-income securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase fixed-income securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for that Fund's portfolio consistent with that Fund's investment objective and policies and not for the purpose of investment leverage.



  REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Funds) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.



  Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.



  REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Funds. A reverse repurchase agreement is an instrument under which the Funds may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to a Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Funds receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of SEC require either that securities sold by the Funds under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Funds and as such would be subject to the restrictions on borrowing described in the section entitled "Investment Restrictions." The Funds will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

INVESTMENT RESTRICTIONS


  Each Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the Fund's outstanding common shares and of any outstanding senior securities constituting preferred shares, voting by class, or (ii) 67% of the Fund's outstanding common shares and of such outstanding senior securities constituting preferred shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Each Fund may not:


   1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its total assets in securities of issuers conducting their principal business activities in the same industry; provided, that this limitation shall not apply which respect to investments in U.S. Government securities.

   3. Issue senior securities, (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may issue senior securities which are stocks (including preferred shares of beneficial interest) subject to the limitations set forth in Section 18 of the 1940 Act and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes: or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities.

   4. Make loans of money or property to any person, except (i) to the extent the securities the Fund may invest are considered to be loans, (ii) through loans of portfolio securities, (iii) through the acquisition of securities subject to repurchase agreements and (iv) that that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.


   5. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary in for the clearance of transactions is considered the purchase of a security on margin.

   6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described herein.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   8. Make investment for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   9. Invest in securities issued by other investment companies, except as part of a merger, reorganization or other acquisition and except to the extent permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or other relief from the 1940 Act.



  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may, purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts, except to the extent that the Fund may invest in equity interests generally, as described herein.


  11. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may liquidate real estate acquired as a result of default on a mortgage), and except to the extent that hedging instruments and risk management transactions the Fund may engage in are considered to be commodities or commodities contracts.

  The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their portfolios as they deem advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, a Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if that Fund considers it advantageous to purchase or sell securities. Each Fund anticipates that its annual portfolio turnover rate may be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.


  As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may invest 25% or more of its assets in U.S. Government securities.


MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.


  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 under management or supervision as of March 31, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.


  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.70% of such Fund's average daily net assets, including assets attributable to its preferred shares. Subsequent to the Reorganization, the Adviser will continue to receive compensation at the rate of 0.70% of the average daily net assets, including assets attributable to preferred shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets including assets attributable to preferred shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.



  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Taxable Fixed Income team. The team is made up of established investment professionals. Current team members include Gordon Loery and Chad Liu, each an Executive Director of the Adviser, Josh Givelber, a Vice President of the Adviser, and Sheila Finnerty, a Managing Director of the Adviser.



  Gordon Loery has worked for the Adviser since 1990 and began managing the Funds in 2001. Prior to 2001, Mr. Gordon worked in an investment management capacity with the Adviser. Josh Givelber has worked for the Adviser since 2001 and began managing the Funds in 2003. Chad Liu has worked for the Adviser since 1999 and began managing the Funds in 2003. Prior to 2003, each of Messrs. Givelber and Liu worked in an investment management capacity with the Adviser. Shiela Finnerty has worked for the Adviser since 1993 and began managing the Funds in 2004. Prior to 2004, Ms. Finnerty worked in an investment management capacity with the Adviser.



  Mr. Loery is the lead manager of each Fund. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Funds and for the execution of the overall strategy of the Funds.


  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.


  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.



  LEGAL PROCEEDINGS. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The plaintiff in the action described in the preceding paragraph recently filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss the action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.



  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Defendants appealed an order of the federal district court remanding this case to state court. The federal appeals court recently reversed the federal district court's order remanding this case to state court and directed entry of judgment in favor of defendants.


  The Adviser and individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges that the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks compensatory and punitive damages on behalf of investors in the funds. None of the funds are named as defendants and no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe that they have meritorious defenses.


  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently mediated the dispute through a court-supervised settlement conference and reached an agreement to settle the case. The parties presented a settlement agreement for preliminary court approval in April 2005.


OTHER SERVICE PROVIDERS


  COMMUNICATIONS SUPPORT SERVICES PROVIDER. Van Kampen Funds Inc. (the "Support Services Provider") serves as the communications support services provider for each of the Funds. Its principal place of business is 1221 Avenue of the

Americas, New York, New York 10020. The communications support services provided include telephonic and written correspondence with shareholders and brokers. The Funds do not pay any fees to the Support Services Provider, but bears certain expenses incurred by the Support Services Provider.



  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company is the custodian and accountant for each of the Funds. Its principal business address is 225 West Franklin Street, Boston, Massachusetts 02110. EquiServe Trust Company, N.A. is the transfer agent and dividend disbursing agent for the common shares of each of the Funds. Its principal business address is 250 Royall Street, Canton, Massachusetts 02021. Deutsche Bank Trust Company Americas is the dividend paying agent and auction agent for the Acquiring Fund's APS. Its principal business address is 280 Park Avenue, New York, New York 10017. The Bank of New York is the dividend paying agent and auction agent for the Target Fund's AMPS. Its principal business address is 100 Church Street, New York, New York 10286.


CAPITALIZATION

  Each Fund is authorized to issue an unlimited number of common shares of beneficial interest. The Acquiring Fund is authorized to issue 900 preferred shares of beneficial interest and the Target Fund is authorized to issue 850 preferred shares of beneficial interest. The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees.

  The table below sets forth the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

                     CAPITALIZATION AS OF DECEMBER 31, 2004


                                                                   PRO FORMA
                                            ACTUAL               -------------
                                 ----------------------------     VAN KAMPEN
                                  VAN KAMPEN      VAN KAMPEN      HIGH INCOME
                                 HIGH INCOME     HIGH INCOME       TRUST II
                                   TRUST II         TRUST        (AS ADJUSTED)
                                 -----------     -----------     -------------
NET ASSETS CONSIST OF:
  Common Shares ($.01 par
    value)*..................    $     81,090    $    137,108    $    190,650
  Paid in surplus............      64,211,619      84,024,777     147,882,944
  Net unrealized
    appreciation.............       1,159,031       1,842,359       3,001,390
  Accumulated undistributed
    net investment income....        (234,620)       (282,849)       (517,469)
  Accumulated net realized
    loss.....................     (26,617,116)    (33,731,872)    (60,348,988)
  NET ASSETS APPLICABLE TO
    COMMON SHARES............      38,600,004      51,989,523      90,208,527**
  PREFERRED SHARES ($.01 par
    value, with liquidation
    preference of $25,000 and
    $100,000 for Acquiring
    Fund and Target Fund,
    respectively)*...........      27,800,000      37,600,000      65,400,000
  NET ASSETS INCLUDING
    PREFERRED SHARES.........    $ 66,400,004    $ 89,589,523    $155,608,527


---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.


** Reflects a non-recurring cost associated with the Reorganization of approximately $381,000, with $213,000 to be borne by Target Fund common shareholders and $168,000 to be borne by Acquiring Fund common shareholders.

            OUTSTANDING SECURITIES OF THE FUNDS AS OF APRIL 25, 2005



                                                               AMOUNT OUTSTANDING
                                                AMOUNT HELD    EXCLUSIVE OF AMOUNT
                                   AMOUNT       FOR ITS OWN         SHOWN IN
TITLE OF CLASS                   AUTHORIZED       ACCOUNT        PREVIOUS COLUMN
--------------                   ----------     -----------    -------------------
Target Fund
  Common Shares..............      Unlimited         0             13,710,760
  Preferred Shares...........      1,000,000         0                    376
Acquiring Fund
  Common Shares..............      Unlimited         0              8,109,000
  Preferred Shares...........    100,000,000         0                  1,112


ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS


  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.


  PURCHASE AND SALE. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA. The following table sets forth the high and low sales prices for Common Shares of each Fund on the NYSE for each full quarterly period within each Fund's two most recent fiscal years and for the first fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.


                                            ACQUIRING FUND
                                        ----------------------
                                        NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING    HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------    ----------   ---------   ----------   ---------   ---------   ----------
December 31, 2004........    $5.18        $4.77        8.60%       $4.77       $4.78       (0.21)%
September 30, 2004.......    $4.93        $4.64        6.25%       $4.34       $4.43       (2.03)%
June 30, 2004............    $5.05        $4.58       10.26%       $3.97       $4.35       (8.74)%
March 31, 2004...........    $5.20        $4.55       14.29%       $4.84       $4.52        7.08%
December 31, 2003........    $5.28        $4.49       17.59%       $4.60       $4.42        4.07%
September 30, 2003.......    $4.94        $4.33       14.09%       $4.32       $4.11        5.11%
June 30, 2003............    $5.00        $4.28       16.82%       $4.64       $4.10       13.17%
March 31, 2003...........    $4.69        $4.01       16.96%       $4.00       $3.80        5.26%



                                             TARGET FUND
                                        ----------------------
                                        NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING    HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------    ----------   ---------   ----------   ---------   ---------   ----------
December 31, 2004........    $4.48        $3.71       20.75%       $4.06       $3.79        7.12%
September 30, 2004.......    $4.43        $3.70       19.73%       $3.73       $3.53        5.67%
June 30, 2004............    $4.34        $3.63       19.56%       $3.55       $3.42        3.80%
March 31, 2004...........    $4.58        $3.70       23.78%       $4.07       $3.69       10.30%
December 31, 2003........    $4.28        $3.64       17.58%       $3.67       $3.52        4.26%
September 30, 2003.......    $3.98        $3.46       15.03%       $3.41       $3.34        2.10%
June 30, 2003............    $4.09        $3.38       21.01%       $3.71       $3.22       15.22%
March 31, 2003...........    $3.74        $3.15       18.73%       $3.15       $3.03        3.96%



  As of April 25, 2005, (i) the net asset value per share for Target Fund Common Shares was $3.55 and the market price per share was $3.65, representing a premium to net asset value of 2.82%, and (ii) the net asset value per share for Acquiring Fund Common Shares was $4.48 and the market price per share was $4.44, representing a discount to net asset value of 0.89%.



  Common shares of each of the Funds have historically traded at both a premium and a discount to net asset value. To the extent that either Fund trades at a discount, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize a Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of

Trustees of either Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.


  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective common shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its common shares of substantially all net investment income of the Fund, if any, remaining after the payment of scheduled principal and interest and/or dividends on any senior securities outstanding, including any outstanding preferred shares. Net investment income of each Fund consists of all interest income, dividends, other ordinary income earned by the Fund on its portfolio assets and short-term capital gains, less all expenses of the Fund. Under current federal tax law, the Target Fund generally allocates net capital gains and other taxable income only to holders of Target Fund Common Shares, and not to holders of Target Fund AMPS, in the year for which such capital gains and other income is realized. The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, proportionately between holders of Acquiring Fund Common Shares and Acquiring Fund APS.


  Expenses of each Fund are accrued each day. Net realized long-term capital gains, if any, are expected to be distributed to shareholders at least annually. While there are any of its preferred shares outstanding, neither Fund may declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accrued preferred shares dividends have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared an on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of its preferred shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of each Fund's common shares may be reinvested automatically in the Fund's common shares, see the section entitled "Dividend Reinvestment Plan."


  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan") pursuant to which distributions of dividends and all capital gains on common shares are automatically reinvested in common shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are similar, except that, unlike the Target Fund's Plan, Acquiring Fund's Plan provides for automatic participation. Thus, dividends and distributions to Acquiring Fund common shareholders will be automatically reinvested in additional Acquiring Fund Common Shares purchased on each such common shareholders' behalf in the open market, unless an Acquiring Fund common shareholder specifically elects to receive cash. Under the Target Fund's plan, unless Target Fund common shareholders elect to participate in that Fund's Plan, all common shareholders will receive distributions of dividends and capital gains in cash.



  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the holders of common shares of each Fund in administering the Plans. All Acquiring Fund common shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common shareholders of either Fund may withdraw from the Plan at anytime by calling (800) 341-2929 or by writing to the Plan Agent at P.O. Box 8200, Boston, Massachusetts 02101. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full common shares credited to your account under the Plan, and a cash payment will be made for any fractional common share credited to your account under the Plan. Common shareholders of either Fund may again elect to participate in the Plan at any time by calling (800) 341-2929 or by writing to the applicable Fund at 2800 Post Oak Boulevard, Houston, Texas 77056, Attention:
Closed-End Funds.


  After the Reorganization, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund.

ADDITIONAL INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS


  GENERAL. The preferred shares of each Fund have a similar structure. The Acquiring Fund has issued and outstanding auction preferred shares, or "APS," and the Target Fund has issued and outstanding auction market preferred shares, or "AMPS." Each are preferred shares of beneficial interest which entitle their holders to receive cumulative cash dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. Acquiring Fund APS have a liquidation preferences of $25,000 per share, while the Target Fund AMPS have a liquidation preference of $100,000 per share. Neither Acquiring Fund APS nor Target Fund AMPS are traded on a stock exchange or over-the-counter.

  Holders of each Fund's preferred shares do not have preemptive rights to purchase any shares of Acquiring Fund APS or Target Fund AMPS, or any other preferred shares that might be issued. The net asset value per share of Acquiring Fund APS or Target Fund AMPS equals its liquidation preference plus accumulated but unpaid dividends per share.


  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Each Fund currently has only one series of preferred shares outstanding. If the Reorganization is approved and completed, the combined fund will continue to have one series of preferred shares outstanding, as the Acquiring Fund will issue Acquiring Fund APS from the existing series in exchange for the Target Fund AMPS. Four shares of Acquiring Fund APS (liquidation preference $25,000 per share) will be issued for each share of Target Fund AMPS (liquidation preference $100,000 per share).



  PURCHASE AND SALE. Purchase and sale procedures for the preferred shares of each of the Funds also are similar. Such preferred shares generally are purchased and sold at separate auctions conducted on a regular basis by the auction agent for each Fund's preferred shares (the "Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of Acquiring Fund APS or Target Fund AMPS, as the case may be, may only participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of Acquiring Fund APS or Target Fund AMPS, as the case may be, to the Auction Agent. On or prior to each auction date for the Acquiring Fund APS or Target Fund AMPS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold Acquiring Fund APS or Target Fund AMPS to its broker-dealer. Outside of these auctions, shares of Acquiring Fund APS or Target Fund AMPS may be purchased or sold through broker-dealers in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the Acquiring Fund APS or Target Fund AMPS.



  AUCTIONS. The auction terms of Acquiring Fund APS and Target Fund AMPS are similar. Each of Acquiring Fund APS and Target Fund AMPS may be purchased at auctions or through broker-dealers who maintain a secondary market in Acquiring Fund APS or Target Fund AMPS, as the case may be. Auctions are generally held every twenty-eight days for each of Acquiring Fund APS and Target Fund AMPS, unless the applicable Fund elects, subject to certain limitations, to declare a special dividend period. In connection with the Reorganization, a holder of Target Fund AMPS would receive Acquiring Fund APS. As a result of the Reorganization, the last dividend period for the Target Fund AMPS prior to the closing date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the closing date may be shorter than the ordinary dividend period for such shares.


  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's preferred shares as of a recent auction.


AUCTION DIVIDEND DATE                    FUND                    RATE
---------------------                    ----                    ----
March 29, 2005          Target Fund...........................   3.210%
March 23, 2005          Acquiring Fund........................   2.990%



  The dividend rates in effect at the closing of the Reorganization will be the rates determined in the auction most recently preceding such closing.



  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective preferred shares are similar. The holders of the Target Fund's AMPS and the Acquiring Fund's APS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares. Dividends on the Target Fund's AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Target Fund's common shares, and (ii) to the extent permitted under the Internal Revenue Code and to the extent available and in preference to and priority over any dividend declared and payable on that Fund's common shares, out of available net investment income.



  Prior to each dividend payment date, the relevant Fund is required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on Acquiring Fund APS or Target Fund AMPS, as the case may be, which may be in arrears.



  To the extent that short-term capital gains recognized by the Target Fund are not required to be paid with respect to Target Fund AMPS in order to satisfy the dividends thereon, and to the extent permitted by applicable laws, the Target Fund generally allocates to holders of Target Fund Common Shares all capital gains, if any.



  The Target Fund generally allocates net capital gains and other taxable income only to holders of Target Fund Common Shares, and not to holders of Target Fund AMPS, in the year for which such capital gains and other income is realized.



  The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, proportionately between holders of Acquiring Fund Common

Shares and Acquiring Fund APS. In normal circumstances, whenever the Acquiring Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the Applicable Rate for such dividend. The Auction Agent will in turn notify each Broker-Dealer who will notify existing and potential holders of Acquiring Fund APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If the Acquiring Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, the Fund will pay an Additional Dividend to offset substantially the tax effect thereof. In no other instances will the Fund be required to make payments to holders of its preferred shares to offset the tax effect of any reallocation of net capital gains or other taxable income. As a result of the notice and Additional Dividend provisions, the after-tax return to a holders of Target Fund AMPS and Acquiring Fund APS is not expected to differ substantially.



  REDEMPTIONS. The redemption provisions pertaining to the preferred shares of each Fund are similar. It is anticipated that preferred shares of each Fund will generally be redeemable at the option of the applicable Fund at a price equal to the liquidation preference of each ($25,000 per share for Acquiring Fund APS and $100,000 per share for Target Fund AMPS), plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for its preferred shares specified by Moody's and S&P in connection with their issuance of ratings on their preferred shares.


  RATINGS. The Acquiring Fund APS and the Target Fund AMPS have each been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for preferred shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's preferred shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the preferred shares. For so long as any shares of a Fund's preferred shares are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.


  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of a Fund's preferred shares will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's common shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to the preferred shares, $25,000 per share for Acquiring fund APS and $100,000 per share for Target Fund AMPS, together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment, the holders of preferred shares will be entitled to no other payments. If such assets of a Fund are insufficient to make the full liquidation payment on the preferred shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the Acquiring Fund APS or Target Fund AMPS, as the case may be, as to payment upon liquidation, then such assets will be distributed among the holders of Acquiring Fund APS or Target Fund AMPS, as the case may be, and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's Acquiring Fund APS or Target Fund AMPS, as the case may be, will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of a Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of that Fund for this purpose.



  ADDITIONAL INFORMATION. For additional information regarding Acquiring Fund APS, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. Acquiring Fund APS issued in connection with the Reorganization will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganization, will be amended to reflect the issuance of additional Acquiring Fund APS.


GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Target Fund was organized on November 30, 1988 and commenced operations on January 26, 1989; the Acquiring Fund was organized on February 15, 1989 and commenced operations on April 28, 1989.


  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.


  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and entitled to vote on the matter.


  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements applicable to those transactions would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee or officer liable to any third persons in connection with the affairs of the

Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


CONVERSION TO OPEN-END FUND


  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the common shares would cease to be listed on the NYSE, the AMEX, the CHX, the NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.


VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's common shares. Holders of each Fund's common shares are entitled to one vote for each share held. Except as set forth in the sections entitled "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's preferred shares, holders of preferred shares have no voting rights. When holders of a Fund's preferred shares are entitled to vote, they are also entitled to cast one vote per share held.


  Holders of preferred shares, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's preferred shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding preferred shares, voting as a class, are entitled to elect a majority of the Fund's Trustees until all dividends have been paid or declared and set apart for payment. The Certificate of Vote establishing the Preferred Shares of each Fund provides that such Fund shall not take certain actions relating to the preferences, rights or powers of holders of such Fund's preferred shares without the affirmative vote of the holders of a majority of outstanding preferred shares. Additionally, if a Fund has more than one series of preferred shares outstanding, an affirmative vote of a majority of the outstanding shares of each series of preferred shares, each voting separately as a class, is required with respect to any matter that materially affects the series in a manner different from what other series of such Fund's preferred shares. The specific provisions of each Fund's Certificate of Vote with respect to the voting rights of holders of preferred shares may differ and Target Fund shareholders should consult the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information.

FINANCIAL HIGHLIGHTS

  TARGET FUND. The following schedule presents financial highlights for one Target Fund common share outstanding throughout the periods indicated.

                                                               YEAR ENDED DECEMBER 31
                                       2004       2003       2002     2001(C)      2000       1999       1998
                                       ----       ----       ----     -------      ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $   3.64   $   3.03   $   3.78   $   4.22   $   5.10   $   5.86   $   6.47
                                     --------   --------   --------   --------   --------   --------   --------
 Net Investment Income.............       .42        .41        .47        .71        .85        .88        .91
 Net Realized and Unrealized
   Gain/Loss.......................       .13        .59       (.69)      (.44)      (.85)      (.75)      (.58)
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........      (.04)      (.03)      (.06)      (.15)      (.26)      (.22)      (.24)
                                     --------   --------   --------   --------   --------   --------   --------
Total from Investment Operations...       .51        .97       (.28)       .12       (.26)      (.09)       .09
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.36)      (.35)      (.46)      (.56)      (.61)      (.67)      (.70)
   Return of Capital
    Distributions..................       -0-       (.01)      (.01)       -0-       (.01)       -0-        -0-
                                     --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $   3.79   $   3.64   $   3.03   $   3.78   $   4.22   $   5.10   $   5.86
                                     ========   ========   ========   ========   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $   4.10   $   4.16   $   3.10   $   4.54   $  4.125   $   4.50   $  6.375
Total Return(a)....................     7.41%     47.66%    -22.99%     23.76%      4.08%    -21.20%     -4.33%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   52.0   $   50.0   $   41.5   $   51.8   $   57.9   $   70.0   $   80.4
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.99%      2.10%      2.15%      1.98%      1.95%      1.92%      1.85%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................    11.61%     12.36%     14.42%     16.80%     18.05%     16.13%     14.56%
Portfolio Turnover.................       86%        73%        82%        64%        62%        57%        65%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.13%      1.16%      1.12%      1.07%      1.04%      1.07%      1.09%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    10.46%     11.38%     12.75%     13.32%     12.48%     12.09%     10.77%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       376        376        376        450        500        588        588
Asset Coverage Per Preferred
 Share(e)..........................  $238,423   $232,928   $210,413   $215,081   $215,271   $219,005   $236,742
Involuntary Liquidating Preference
 Per Preferred Share...............  $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
Average Market Value Per Preferred
 Share.............................  $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

                                         YEAR ENDED DECEMBER 31
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $   6.35   $   6.19   $   5.62
                                     --------   --------   --------
 Net Investment Income.............       .93        .94        .98
 Net Realized and Unrealized
   Gain/Loss.......................       .13        .15        .54
 Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
   Net Investment Income...........      (.24)      (.23)      (.25)
                                     --------   --------   --------
Total from Investment Operations...       .82        .86       1.27
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........      (.70)      (.70)      (.70)
   Return of Capital
    Distributions..................       -0-        -0-        -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $   6.47   $   6.35   $   6.19
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $  7.375   $   6.75   $  6.375
Total Return(a)....................    20.29%     17.34%     29.17%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $   88.7   $   87.0   $   84.8
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................     1.76%      1.87%      1.92%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................    14.60%     15.32%     16.39%
Portfolio Turnover.................      102%        92%       119%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................     1.05%      1.11%      1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    10.90%     11.58%     12.16%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................       588        588        588
Asset Coverage Per Preferred
 Share(e)..........................  $250,850   $247,974   $244,242
Involuntary Liquidating Preference
 Per Preferred Share...............  $100,000   $100,000   $100,000
Average Market Value Per Preferred
 Share.............................  $100,000   $100,000   $100,000

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .38%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

 ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                                                                   YEAR ENDED DECEMBER 31,
                             2004      2003      2002     2001(C)    2000      1999       1998       1997       1996       1995
                             ----      ----      ----     -------    ----      ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING
 OF THE PERIOD............  $  4.57   $  3.79   $  4.77   $  5.40   $  6.56   $  7.59   $   8.44   $   8.31   $   8.12   $   7.32
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
 Net Investment Income....      .52       .52       .60       .90      1.10      1.14       1.18       1.20       1.23       1.27
 Net Realized and
   Unrealized Gain/Loss...      .16       .75      (.89)     (.61)    (1.11)    (1.00)      (.77)       .18        .21        .81
 Common Share Equivalent
 of Distributions Paid to
 Preferred Shareholders:
   Net Investment
    Income................     (.05)     (.04)     (.07)     (.18)     (.33)     (.27)      (.30)      (.29)      (.29)      (.32)
   Return of Capital
    Distributions.........      -0-       -0-*      -0-*      -0-*      -0-*      -0-        -0-        -0-        -0-        -0-
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
Total from Investment
 Operations...............      .63      1.23      (.36)      .11      (.34)     (.13)       .11       1.09       1.15       1.76
Distributions Paid to
 Common Shareholders:
   Net Investment
    Income................     (.44)     (.44)     (.58)     (.73)     (.76)     (.90)      (.96)      (.96)      (.96)      (.96)
   Return of Capital
    Distributions.........      -0-      (.01)     (.04)     (.01)     (.06)      -0-        -0-        -0-        -0-        -0-
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 THE PERIOD...............  $  4.76   $  4.57   $  3.79   $  4.77   $  5.40   $  6.56   $   7.59   $   8.44   $   8.31   $   8.12
                            =======   =======   =======   =======   =======   =======   ========   ========   ========   ========
Common Share Market Price
 at End of the Period.....  $  5.14   $  5.08   $  4.07   $  5.75   $  5.69   $  5.75   $  8.625   $ 9.8125   $  9.375   $   8.75
Total Return(a)...........   10.83%    37.20%   -19.86%    13.57%    12.13%   -25.28%     -2.73%     15.34%     18.91%     30.33%
Net Assets Applicable to
 Common Shares at End of
 the Period (In
 millions)................  $  38.6   $  37.1   $  30.7   $  38.7   $  43.8   $  53.2   $   61.6   $   68.4   $   67.4   $   65.8
Ratio of Expenses to
 Average Net Assets
 Applicable to Common
 Shares(b)................    2.12%     2.25%     2.28%     2.14%     2.03%     1.97%      1.92%      1.83%      1.89%      1.96%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(b).........   11.51%    12.29%    14.50%    16.83%    18.16%    16.32%     14.54%     14.43%     15.19%     16.19%
Portfolio Turnover........      86%       74%       81%       63%       40%       56%        65%        98%        94%       124%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares(b)................    1.21%     1.24%     1.18%     1.15%     1.07%     1.10%      1.14%      1.10%      1.12%      1.15%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares(d).........   10.40%    11.34%    12.93%    13.40%    12.66%    12.41%     10.85%     10.93%     11.58%     12.09%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding..............    1,112     1,112     1,112     1,360     1,520     1,800        900        900        900        900
Asset Coverage Per
 Preferred Share(e).......  $59,715   $58,320   $52,652   $53,426   $53,812   $54,557   $118,418   $126,015   $124,849   $123,135
Involuntary Liquidating
 Preference Per Preferred
 Share....................  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
Average Market Value Per
 Preferred Share..........  $25,000   $25,000   $25,000   $25,000   $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

 *  Amount is less than $.01.

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .40%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL


  Under the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange for Acquiring Fund Common Shares and aggregate liquidation preference of Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares, less the costs of the Reorganization (through cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Fund will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund AMPS. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and
(ii) distribute the Acquiring Fund APS to the holders of Target Fund AMPS. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.



  The Target Fund will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund AMPS, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Plan account). In the event of fractional shares in an account other than a Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the former holder of Target Fund AMPS would represent the respective pro rata number of Acquiring Fund APS due such holder. See "Terms of the Reorganization Agreement -- Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by Target Fund shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).



  As a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund Common Shares immediately prior to the Closing Date, less the costs of the Reorganization. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization, except for its share of the Reorganization costs. Similarly, every holder of Target Fund AMPS will own Acquiring Fund APS that will have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund AMPS immediately prior to the Closing Date. The aggregate liquidation preference of the Acquiring Fund APS to be issued to the Target Fund will equal the aggregate liquidation preference of the Target Fund AMPS. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Target Fund Common Shares or Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share of Acquiring Fund APS or Target Fund AMPS. However, as a result of the Reorganization, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined entity than he or she did in either Fund.



  No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganization. Holders of Target Fund AMPS will find that the auction dates and dividend payment dates for the Acquiring Fund APS received in the Reorganization are ordinarily (i.e., except in the case of a special dividend period) on the same twenty-eight day schedule as is the case for Target Fund AMPS. The auction procedures for the preferred shares of the Funds are similar. As a result of the Reorganization, the last dividend period for the Target Fund AMPS prior to the Closing Date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the Closing Date may be shorter than the dividend period for such Target Fund AMPS determined as set forth in its applicable Certificate of Vote.

TERMS OF THE REORGANIZATION AGREEMENT



  The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization, attached as Appendix A to the Reorganization Statement of Additional Information.


  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Date"). The valuation procedures are the same for each Fund: the net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding preferred shares of the issuing Fund is divided by the total number of common shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Valuation Date.


  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval by shareholders of the Acquiring Fund of the issuance of additional Acquiring Fund Common Shares, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.


  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target

Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund Common Shares together with cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Dividend Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held other than in a Dividend Plan account.



  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund Common Shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.


  From and after the Closing Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund Common Shares held before the Reorganization, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.

  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be canceled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.


  Acquiring Fund APS and Target Fund AMPS are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.



  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganization. In the event the Reorganization is not completed, the Adviser will bear the costs associated with such Reorganization.

  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Joint Proxy Statement/Prospectus; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.


MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:


    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.


    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common Shares for Acquiring Fund Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of the Acquiring Fund, as discussed below) or all of his, her or its Target Fund AMPS for Acquiring Fund APS pursuant to the Reorganization.


    - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).


    - A shareholder of the Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund Common Shares is more than one year as of the date of the exchange.


    - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.


  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.


  The Acquiring Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the Acquiring Fund will undergo an "ownership change" for tax purposes (because the Acquiring Fund is smaller than the Target Fund), and accordingly, the Acquiring Fund's use of its own capital loss carryforwards (and certain built-in losses) will be significantly limited by the operation of the tax loss limitations rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to an "annual loss limitation amount" (generally the product of the net asset value of the Acquiring Fund immediately prior to the ownership change and a rate established by the IRS for the month in which the Reorganization occurs (for example, such rate is 4.27% for March
2005)). Subject to certain limitations, any unused portion of the "annual loss limitation amount" may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.



  Pursuant to the grandfather relief granted in Revenue Ruling 89-81, 1989-1 C.B. 226, the Target Fund is permitted to designate that dividends paid on Target Fund AMPS consist of less than the Target Fund AMPS's pro rata share of capital gains earned by the Target Fund. The Acquiring Fund, however, is not eligible to make such disproportionate designations. Accordingly, designations made by the Acquiring Fund with respect to dividends paid on its Acquiring Fund APS will be treated as consisting of a pro rata portion of each type of income so designated.


SHAREHOLDER APPROVAL


  Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of Trustees Establishing Preferred Shares of the Target Fund), relevant Massachusetts law and the rules of the NYSE, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the Target Fund Common Shares and Target Fund AMPS outstanding and entitled to vote, each voting separately as a class. For more information regarding voting requirements, see the section entitled "Other Information -- Voting Information and Requirements below."

 ------------------------------------------------------------------------------


              PROPOSAL 2: ISSUANCE OF ACQUIRING FUND COMMON SHARES

 ------------------------------------------------------------------------------

THE REORGANIZATION


  Pursuant to the Reorganization Agreement, which is described more fully under "Proposal 1: Reorganization of the Target Fund" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund AMPS, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares.



  The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though shareholders may receive cash for their fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference Target Fund AMPS held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.



  In connection with the Reorganization and as contemplated by the Reorganization Agreement, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.


SHAREHOLDER APPROVAL


  While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization. Shareholder approval of the issuance of Acquiring Fund Common Shares requires the affirmative vote of a majority of votes cast, provided that total votes cast on the proposal represents over 50% of all securities entitled to vote on the matter. For more information regarding voting requirements, see the section entitled "Other Information--Voting Information and Requirements below."

 ------------------------------------------------------------------------------

                               OTHER INFORMATION
 ------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS


  GENERAL. A list of shareholders of the Funds entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.


  RECORD DATE. The Target Fund Board and the Acquiring Fund Board have each fixed the close of business on April 25, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, the Target Fund had outstanding 13,710,760 Target Fund Common Shares and 376 Target Fund AMPS entitled to vote. At the Record Date, the Acquiring Fund had outstanding 8,109,000 Acquiring Fund Common Shares entitled to vote.


  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of the Target Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Target Fund, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders.

Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Funds at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.



  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. With respect to both proposals, abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposal since its approvals is based on the affirmative vote of a majority of each Target Fund's outstanding common shares and preferred shares, each voting as a separate class. With respect to Proposal 2, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as vote "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.



  With respect to both proposals, a majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


  VOTING INFORMATION REGARDING TARGET FUND AMPS. Target Fund AMPS held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of the Target Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund's AMPS outstanding have voted on the Reorganization and (ii) less than 10% of the Target Fund AMPS outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund AMPS on the Reorganization in the same proportion as the votes cast by all holders of the Target Fund's AMPS who voted on the Reorganization. The Target Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Target Fund exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum.

SHAREHOLDER INFORMATION


  As of April 25, 2005, to the knowledge of the Acquiring Fund, no shareholder owned beneficially more than 5% of a class of the Acquiring Fund's outstanding shares.



  Except as set forth below, as of April 25, 2005, to the knowledge of the Target Fund based on its review of regulatory filings, no shareholder owned beneficially more than 5% of a class of the Target Fund's outstanding shares:



                                                      APPROXIMATE PERCENTAGE
                                                           OWNERSHIP ON
SHAREHOLDER AND ADDRESS             CLASS OF SHARES       APRIL 25, 2005
-----------------------             ---------------   ----------------------
Curian Capital, LLC...............   Common Shares             5.2%
8055 East Tufts Ave.
Denver, CO 80237



  Except as set forth below, as of April 25, 2005, no trustees or executive officers owned, directly or beneficially, Acquiring Fund Common Shares or Acquiring Fund APS.



                                                        NUMBER OF COMMON
TRUSTEE                                                   SHARES OWNED
-------                                                 ----------------
David C. Arch........................................         550
R. Craig Kennedy.....................................         150
Wayne W. Whalen......................................         200



  As of April 25, 2005, the trustees and executive officers of the Acquiring Fund individually and as a group owned less than 1% of the outstanding shares of the Acquiring Fund.



  Except as set forth below, as of April 25, 2005, no trustees or executive officers owned, directly or beneficially, Target Fund Common Shares or Target Fund AMPS.



                                                        NUMBER OF COMMON
TRUSTEE                                                   SHARES OWNED
-------                                                 ----------------
David C. Arch........................................           676
Rod Dammeyer.........................................         2,500

                                                        NUMBER OF COMMON
TRUSTEE                                                   SHARES OWNED
-------                                                 ----------------
Wayne W. Whalen......................................        19,012



  As of April 25, 2005, the trustees and executive officers of the Target Fund individually and as a group owned less than 1% of the outstanding shares of the Target Fund.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the NYSE reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements, except that two Form 4 filings relating to common shares of the Target Fund on behalf of Wayne W. Whalen, a trustee of the Funds, inadvertently were not filed in a timely manner.



SOLICITATION OF PROXIES



  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about May 10, 2005. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that any such solicitation would cost approximately $20,700 for the Target Fund and approximately $26,300 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganization which will be borne by common shareholders of the Target Fund and the Acquiring Fund in proportion to the projected declines in total operating expenses as a result of the Reorganization.

LEGAL MATTERS



  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Fund and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Fund and the Acquiring Fund.


OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.


  Representatives of D & T will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.



  In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares of the respective Fund voted at the session of the Special Meeting to be adjourned.



  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card promptly or record your voting instructions by telephone or via the internet. No postage is necessary if mailed in the United States.


                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen High Income Trust
                                       Van Kampen High Income Trust II

May 6, 2005

                                   EXHIBIT I


                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based in varying degrees, on the following considerations:

        1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        2. Nature of and provisions of the obligation; and

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

(Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


                               SPECULATIVE GRADE


  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.


  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


                                  DUAL RATINGS


  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:


                          LONG-TERM OBLIGATION RATINGS


  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                     MOODY'S LONG-TERM RATING DEFINITIONS:

  Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            MEDIUM-TERM NOTE RATINGS


  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        1. Notes containing features that link interest or principal to the credit performance of any third party or parties

        2. Notes allowing for negative coupons, or negative principal

        3. Notes containing any provision that could obligate the investor to make any additional payments

        4. Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

                         [VAN KAMPEN INVESTMENTS LOGO]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED MAY 5, 2005


                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                          VAN KAMPEN HIGH INCOME TRUST

                        BY AND IN EXCHANGE FOR SHARES OF

                        VAN KAMPEN HIGH INCOME TRUST II


                               DATED MAY 6, 2005



     This Reorganization Statement of Additional Information is available to the shareholders of Van Kampen High Income Trust (the "Target Fund") in connection with a proposed transaction (the "Reorganization") whereby Van Kampen High Income Trust II (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares" or "Common Shares"), and newly-issued auction preferred shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS" or "APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund common shares and Acquiring Fund APS to holders of Target Fund preferred shares, and will then terminate their registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.



     This Reorganization Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated May 5, 2005 relating to the proposed Reorganization of the Target Fund into the Acquiring Fund. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 341-2929 (TDD users may call (800) 421-2833). The
Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Reorganization Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Reorganization Statement of Additional Information is a part.


     This Reorganization Statement of Additional Information is intended to provide Target Fund shareholders with certain additional information about the Acquiring Fund, which will hereinafter sometimes be referred to simply as the "Fund."

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
Trustees and Officers.......................................      S-1
Investment Advisory Agreement...............................      S-12
Management of the Target Fund and the Acquiring Fund........      S-15
Portfolio Transactions and Brokerage Allocation.............      S-17
Additional Information Relating to Auction Preferred Shares
  of the Acquiring Fund.....................................      S-19
Other Information...........................................      S-36
Financial Statements........................................      S-36
Pro Forma Financial Statements..............................      S-36
Appendix A -- Form of Agreement and Plan of
  Reorganization............................................      A-1
Appendix B -- Certificate of Vote of Trustees Establishing
  Preferred Shares..........................................      B-1
Appendix C -- Acquiring Fund Annual Report..................      C-1
Appendix D -- Target Fund Annual Report.....................      D-1
Appendix E -- Proxy Voting Procedures.......................      E-1
Appendix F -- Pro Forma Financial Statements................      F-1

                             TRUSTEES AND OFFICERS

GENERAL


     The business and affairs of each Fund are managed under the direction of each Fund's Board of Trustees and each Fund's officers appointed by each Fund's Board of Trustees. The Acquiring Fund and the Target Fund share the same Board of Trustees and executive officers. The tables below list the trustees and executive officers of the Funds and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Reorganization Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.


                              INDEPENDENT TRUSTEES


                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief Executive        82       Trustee/Director/
Blistex Inc.                                  since 1989  Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                the Fund Complex.
                                                          Heartland Alliance, a
                                                          nonprofit organization serving
                                                          human needs based in Chicago.
                                                          Director of St. Vincent de
                                                          Paul Center, a Chicago based
                                                          day care facility serving the
                                                          children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999,              80       Trustee/Director/
33971 Selva Road                              since 2003  Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee     President of CAC, L.L.C., a         82       Trustee/Director/
CAC, L.L.C.                                   since 1989  private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                  Prior to February 2001, Vice                 Director of
                                                          Chairman and Director of                     Stericycle, Inc.,
                                                          Anixter International, Inc., a               Ventana Medical
                                                          global distributor of wire,                  Systems, Inc., and
                                                          cable and communications                     GATX Corporation, and
                                                          connectivity products. Prior                 Trustee of The
                                                          to July 2000, Managing Partner               Scripps Research
                                                          of Equity Group Corporate                    Institute. Prior to
                                                          Investment (EGI), a company                  January 2005,
                                                          that makes private investments               Director of the
                                                          in other companies.                          University of Chicago
                                                                                                       Hospitals and Health
                                                                                                       Systems. Prior to
                                                                                                       April 2004, Director
                                                                                                       of TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc. Prior to May
                                                                                                       2002, Director of
                                                                                                       Peregrine Systems
                                                                                                       Inc. Prior to
                                                                                                       February 2001,
                                                                                                       Director of IMC
                                                                                                       Global Inc. Prior to
                                                                                                       July 2000, Director
                                                                                                       of Allied Riser
                                                                                                       Communications Corp.,
                                                                                                       Matria Healthcare
                                                                                                       Inc., Transmedia
                                                                                                       Networks, Inc., CNA
                                                                                                       Surety, Corp. and
                                                                                                       Grupo Azcarero Mexico
                                                                                                       (GAM).

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of Heidrick &      80       Trustee/Director/
Heidrick & Struggles                          since 2003  Struggles, an executive search               Managing General
233 South Wacker Drive                                    firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice President
                                                          of La Salle National Bank.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee     Director and President of the       80       Trustee/Director/
1744 R Street, NW                             since 2003  German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and        82       Trustee/Director/
736 North Western Avenue                      since 1992  Chief Executive Officer of                   Managing General
P.O. Box 317                                              Pocklington Corporation, Inc.,               Partner of funds in
Lake Forest, IL 60045                                     an investment holding company.               the Fund Complex.
                                                          Director of the Marrow                       Director of the Lake
                                                          Foundation.                                  Forest Bank & Trust.

Jack E. Nelson (69)              Trustee      Trustee     President of Nelson Investment      80       Trustee/Director/
423 Country Club Drive                        since 2003  Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein+ (64)       Trustee      Trustee     President Emeritus and              82       Trustee/Director/
1126 E. 59th Street                           since 1994  Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Director of Winston
                                                          Department of Economics at the               Laboratories, Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUNDS       SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer        80       Trustee/Director/
815 Cumberstone Road                          since 2003  of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Director of the                        construction
                                                          Institute for Defense                        organization, since
                                                          Analyses, a federally funded                 January 2004 and
                                                          research and development                     Director of Neurogen
                                                          center, Director of the German               Corporation, a
                                                          Marshall Fund of the United                  pharmaceutical
                                                          States, Director of the Rocky                company, since
                                                          Mountain Institute and Trustee               January 1998.
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEES*


                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS       SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief Executive          80       Trustee/Director/
1221 Avenue of the Americas   President    since       Officer of funds in the Fund                    Managing General
New York, NY 10020            and Chief    2003;       Complex. Chairman, President,                   Partner of funds in
                              Executive    President   Chief Executive Officer and                     the Fund Complex.
                              Officer      and Chief   Director of the Adviser and Van
                                           Executive   Kampen Advisors Inc. since
                                           Officer     December 2002. Chairman,
                                           since 2002  President and Chief Executive
                                                       Officer of Van Kampen Investments
                                                       since December 2002. Director of
                                                       Van Kampen Investments since
                                                       December 1999. Chairman and
                                                       Director of Van Kampen Funds Inc.
                                                       since December 2002. President,
                                                       Director and Chief Operating
                                                       Officer of Morgan Stanley
                                                       Investment Management since
                                                       December 1998. President and
                                                       Director since April 1997 and
                                                       Chief Executive Officer since
                                                       June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive
                                                       Officer and Director of Morgan
                                                       Stanley Distributors Inc. since
                                                       June 1998. Chairman since June
                                                       1998, and Director since January
                                                       1998 of Morgan Stanley Trust.
                                                       Director of various Morgan
                                                       Stanley subsidiaries. President
                                                       of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief
                                                       Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to
                                                       July 2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. and Executive Vice President
                                                       of Morgan Stanley Distributors
                                                       Inc. from April 1997 to June
                                                       1998. Chief Executive Officer
                                                       from September 2002 to April 2003
                                                       and Vice President from May 1997
                                                       to April 1999 of the Morgan
                                                       Stanley Funds.

Richard F. Powers, III* (59)  Trustee      Trustee     Advisory Director of Morgan            82       Trustee/Director/
1221 Avenue of the Americas                since 1999  Stanley. Prior to December 2002,                Managing General
New York, NY 10020                                     Chairman, Director, President,                  Partner of funds in
                                                       Chief Executive Officer and                     the Fund Complex.
                                                       Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief
                                                       Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUNDS       SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of             82       Trustee/Director/
333 West Wacker Drive                      since 1989  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                Partner of funds in
                                                       in the Fund Complex.                            the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential
                                                                                                       Foundation.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as a Preferred Shares Trustee.

                                    OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUNDS           SERVED    DURING PAST 5 YEARS

Stefanie V. Chang Yu (38)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (43)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal                       Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.


---------------

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Funds or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Funds may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Funds. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Funds prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Funds. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Funds.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                              Fund Complex
                                                     --------------------------------------------------------------
                        Aggregate      Aggregate     Aggregate Pension   Aggregate Estimated
                       Compensation   Compensation     or Retirement       Maximum Annual
                         from the       from the     Benefits Accrued     Benefits from the     Total Compensation
                        Acquiring        Target         as Part of          Fund Complex       before Deferral from
       Name(1)           Fund(2)        Fund(2)         Expenses(3)      Upon Retirement(4)      Fund Complex(5)
       -------         ------------   ------------   -----------------   -------------------   --------------------
INDEPENDENT TRUSTEES
David C. Arch             $1,410         $1,547          $ 35,277             $147,500               $192,530
Jerry D. Choate            1,805          2,011            82,527              126,000                200,002
Rod Dammeyer               1,616          1,753            63,782              147,500                208,000
Linda Hutton Heagy         1,604          1,810            24,465              142,500                184,784
R. Craig Kennedy           1,805          2,011            16,911              142,500                200,002
Howard J Kerr              1,616          1,753           140,743              146,250                208,000
Jack E. Nelson             1,805          2,011            97,294              109,500                200,002
Hugo F. Sonnenschein       1,616          1,753            64,476              147,500                208,000
Suzanne H. Woolsey         1,805          2,011            58,450              142,500                200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)         1,616          1,753            72,001              147,500                208,000


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Funds and certain other funds in the Fund Complex. J. Miles Branagan retired as a member of the Board of Trustees of the Funds and other funds in the Fund Complex on December 31, 2004. Theodore
    A. Meyers retired as a member of the Board of Trustees of the Funds and other funds in the Fund Complex on December 31, 2003.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to each Fund's fiscal year ended December 31, 2004. The following Trustees deferred compensation from the Acquiring Fund during the fiscal year ended December 31, 2004: Mr. Choate, $1,805; Mr. Dammeyer, $1,616; Ms. Heagy, $1,604; Mr. Nelson, $1,805; Mr. Sonnenschein, $1,616; and Mr. Whalen, $1,616. The cumulative deferred compensation (including interest) accrued with respect to each Trustee, including former Trustees, from the Acquiring Fund as of December 31, 2004 is as follows: Mr. Choate, $3,193; Mr. Dammeyer, $36,828; Ms. Heagy, $2,925; Mr. Nelson, $3,218; Mr. Sonnenschein, $35,710;
     and Mr. Whalen, $34,959. The following trustees deferred compensation from the Target Fund during the fiscal year ended December 31, 2004: Mr. Choate, $2,011; Mr. Dammeyer, $1,753; Ms. Heagy, $1,810; Mr. Nelson, $2,011; Mr.
     Sonnenschein, $1,753; and Mr. Whalen, $1,753. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Target Fund as of December 31, 2004 is as follows: Mr. Choate, $3,529; Mr. Dammeyer, $38,237; Ms. Heagy, $3,254; Mr. Nelson, $3,555; Mr. Sonnenschein, $37,045; and Mr. Whalen, $36,437. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES


     The Board of Trustees of each Fund has the same three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of a Fund as defined by the 1940 Act and (2) are "independent" of a Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.



     Each Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to each Fund's Board of Trustees concerning the selection of each Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund's financial statements, books of account or internal controls. Each Fund's Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to each Fund's Board of Trustees that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.



     Each Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews each Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.



     Each Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on each Board and on committees of each Board, advises each Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to each Fund, monitors corporate governance matters and makes recommendations to each Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of each Fund select and nominate any other nominee Independent Trustees for each Fund. While the Independent Trustees of each Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Fund at the Fund's offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified above for each trustee.



     During each Fund's last fiscal year, the Board of Trustees held 16 meetings. During each Fund's last fiscal year, the audit committee of each Board held 6 meetings, the brokerage and services committee of each Board held 4 meetings and the governance committee of each Board held 5 meetings.


SHARE OWNERSHIP


     Excluding any deferred compensation balances as described in the Compensation Table, as of December 31, 2004, each trustee of each Fund beneficially owned equity securities of each Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES


                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in the Acquiring Fund.............    $1-      none      none      none      $1-      none     none        none        none
                                     $10,000                                $10,000
Dollar range of equity securities
 in the Target Fund................    $1-      none      $1-       none      none     none     none        none        none
                                     $10,000            $10,000
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 Trustee in the Fund Complex.......  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $10,001-    $10,001-
                                     $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $50,000     $50,000


INTERESTED TRUSTEES


                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in the Acquiring Fund.....    none      none      $1-
                                                                                  $10,000
Dollar range of equity securities in the Target Fund........    none      none    $50,001-
                                                                                  $100,000
Aggregate dollar range of equity securities in all
 registered investment companies overseen by Trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000



     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2004, each trustee of each Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of each Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.



             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION


INDEPENDENT TRUSTEES


                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in the Acquiring
 Fund...........................    $1-       none      none      none      $1-       over      none        none        none
                                  $10,000                                 $10,000   $100,000
Dollar range of equity
 securities in the Target
 Fund...........................    $1-       none      over      none      none      none      none        none        none
                                  $10,000             $100,000
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by Trustee in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,001-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000


INTERESTED TRUSTEES


                                                                        TRUSTEE
                                                    -----------------------------------------------
                                                        MERIN          POWERS           WHALEN
                                                        -----          ------           ------
Dollar range of equity securities and deferred
 compensation in the Acquiring Fund...............      none            none              $1-
                                                                                        $10,000
Dollar range of equity securities in the Target
 Fund.............................................      none            none           $50,001-
                                                                                       $100,000
Aggregate dollar range of equity securities and
 deferred compensation in all registered
 investment companies overseen by Trustee in the
 Fund Complex.....................................      over            over             over
                                                      $100,000        $100,000         $100,000

     As of April 25, 2005, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of April 25, 2005, the trustees and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund.


CODE OF ETHICS


     Each Fund, the Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by either Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of each Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with each Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of each Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                         INVESTMENT ADVISORY AGREEMENT


     Each Fund and the Adviser are parties to an investment advisory agreement (each, an "Advisory Agreement"). Under the Advisory Agreement, each Fund retains the Adviser to manage the investment of that Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to each Fund, renders periodic reports to each Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of that Fund if elected to such positions. Each Fund, however, bears the costs of its day-to-day operations, including auction agent fees, fees for broker-dealers participating in auctions of such Fund's preferred shares, service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of each Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to either Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.



     The fee payable to the Adviser by each Fund is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for each Fund's benefit and to advise the trustees of each Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with each Fund's portfolio transactions or other arrangements which may benefit that Fund.



     Each Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by each Fund's Board of Trustees or (ii) by a vote of a majority of each Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     In approving each Advisory Agreement, the Board of Trustees of each Fund, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of each Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees of each Fund also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with each Fund. The Board of Trustees of each Fund considered the extent to which any economies of scale experienced by the Adviser are shared with each Fund's shareholders, and the propriety of alternative breakpoints in each Fund's advisory fee schedule. The Board of Trustees of each Fund considered comparative advisory fees of each Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of each Fund. The Board of Trustees of each Fund reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees of each Fund discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees of each Fund reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees of each Fund, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of each Advisory Agreement was in the best interests of each Fund and its shareholders.


ADVISORY FEES


     The Adviser received the following approximate advisory fees from each
Fund:



                                                         FISCAL YEAR ENDED DECEMBER 31,
                                                         ------------------------------
                                                           2004       2003       2002
                                                         --------   --------   --------
Acquiring Fund.........................................  $453,800   $433,900   $451,900
Target Fund............................................  $612,500   $586,100   $606,000

ACCOUNTING SERVICES AGREEMENT



     Each Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. Each Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. Each Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


ACCOUNTING SERVICES FEES


     The Adviser received the following approximate accounting services fees from each Fund:



                                                           FISCAL YEAR ENDED DECEMBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Acquiring Fund...........................................  $11,700    $11,400    $12,900
Target Fund..............................................  $12,500    $12,200    $13,900



LEGAL SERVICES AGREEMENT



     Each Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation; accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



LEGAL SERVICES FEES



     Van Kampen Investments received the following approximate legal services fees from each Fund:



                                                           FISCAL YEAR ENDED DECEMBER 31,
                                                           ------------------------------
                                                             2004       2003       2002
                                                           --------   --------   --------
Acquiring Fund...........................................  $12,600    $12,400    $15,200
Target Fund..............................................  $19,000    $19,100    $36,600

              MANAGEMENT OF THE TARGET FUND AND THE ACQUIRING FUND


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     As of December 31, 2004, Gordon Loery managed 3 registered investment companies with a total of approximately $1.7 billion in assets; 7 pooled investment vehicles other than registered investment companies with a total of approximately $540 million in assets; and 5 other accounts with a total of approximately $326 million in assets.



     As of December 31, 2004, Josh Givelber managed 3 registered investment companies with a total of approximately $1.8 billion in assets; 7 pooled investment vehicles other than registered investment companies with a total of approximately $540 million in assets; and 0 other accounts.



     As of December 31, 2004, Chad Liu managed 3 registered investment companies with a total of approximately $1.8 billion in assets; 7 pooled investment vehicles other than registered investment companies with a total of approximately $540 million in assets; and 0 other accounts.



     As of December 31, 2004, Sheila Finnerty managed 3 registered investment companies with a total of approximately $1.8 billion in assets; 7 pooled investment vehicles other than registered investment companies with a total of approximately $540 million in assets; and 0 other accounts.



     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Funds. The portfolio managers of the Funds do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


PORTFOLIO MANAGER COMPENSATION


     STRUCTURE. Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.



     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.


     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;


     - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;



     - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and


     - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:


     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark, indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.



     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.


     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.


     - Market/compensation survey research by independent third parties.


     - Other qualitative factors, such as contributions to client objectives.


     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.



     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.


     The same methodology is used to determine portfolio manager compensation for all accounts.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS


     As of December 31, 2004, the end of each Fund's most recently completed fiscal year, each portfolio manager owned the dollar range of securities in each Fund as shown below:



                                        LOERY     GIVELBER     LIU      FINNERTY
                                        -----     --------     ---      --------
Acquiring Fund........................  None(1)     None(1)    None       None
Target Fund...........................  None(1)     None(1)    None       None


------------------------------------

(1) Although the portfolio manager does not own any securities of a Fund directly, the portfolio manager owns shares of funds managed pursuant to a similar strategy by the same portfolio management team.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of each Fund's portfolio business, the policies and practices in this regard are subject to review by each Fund's Board of Trustees.



     As most transactions made by the Funds are principal transactions at net prices, the Funds generally incur little or no brokerage costs. The portfolio securities in which the Funds invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Funds and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Funds and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which each Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Funds.



     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with each Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.



     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for each Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to each Fund. In making such allocations among each Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of each Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



     Certain broker-dealers, through which each Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of each Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. Each Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of each Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for each Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, neither Fund paid any commissions to affiliated brokers during the last three fiscal years. Each Fund paid the following commissions to brokers during the fiscal years shown:



                                                         AFFILIATED BROKERS --
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
ACQUIRING FUND:

COMMISSIONS PAID:
  Fiscal year ended December 31, 2004...      $110                   0
  Fiscal year ended December 31, 2003...       728                   0
  Fiscal year ended December 31, 2002...         0                   0
Fiscal year December 31, 2004
  percentages:
  Commissions with affiliate to total
     commissions........................                          0.00%
  Value of brokerage transactions with
     affiliate to total transactions....                          0.00%

TARGET FUND:

COMMISSIONS PAID:
  Fiscal year ended December 31, 2004...      $ 98                   0
  Fiscal year ended December 31, 2003...       695                   0
  Fiscal year ended December 31, 2002...         0                   0
Fiscal year December 31, 2004
  percentages:
  Commissions with affiliate to total
     commissions........................                          0.00%
  Value of brokerage transactions with
     affiliate to total transactions....                          0.00%



     During the fiscal year ended December 31, 2004, neither Fund paid any brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                             ADDITIONAL INFORMATION
           RELATING TO AUCTION PREFERRED SHARES OF THE ACQUIRING FUND


     The following is a brief description of the terms of the auction preferred shares of the Fund (the "APS"). This description does not purport to be complete and is subject to and qualified in its entirety by reference to Fund's Declaration of Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the shares of such series of APS, attached hereto as Appendix B (the "Certificate of Vote" and together with the Fund's Declaration of Trust, the "APS Provisions"). For purposes of this section, capitalized terms not otherwise defined herein have the meanings ascribed to them in the Certificate of Vote. APS issued in connection with the Reorganizations will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganizations, will be amended to reflect the issuance of additional APS.

GENERAL

     The Declaration of Trust currently authorizes the issuance of an unlimited number of shares of Acquiring Fund Common Shares, and 100,000,000 Acquiring Fund APS (which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees of the
Fund). Under the APS Provisions, the Fund is authorized to issue up to 1800 APS. All APS have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The APS rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon liquidation or winding up of the affairs of the Fund. So long as either Moody's or S&P is rating the APS, the Fund may, without the vote of the holders of APS, issue additional series of Preferred Shares, including APS, subject to applicable provisions of the 1940 Act and to continuing compliance with the 1940 Act APS Asset Coverage and the APS Basic Maintenance Amount, provided that (1) any such additional series ranks on a parity with the then Outstanding APS as to the payment of dividends and the distribution of assets upon liquidation and (2) the Fund obtains written confirmation from Moody's or S&P, or both, as the case may be, that the issuance of any such additional series would not impair the rating then assigned by such rating agency to the APS.


     Deutsche Bank Trust Company Americas is the auction agent (the "Auction Agent") for the APS. The Auction Agent is the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The APS are fully paid and (subject to the statements below concerning shareholders of a Massachusetts business trust) nonassessable, are not convertible into Common Shares or other shares of beneficial interest of the Fund and have no preemptive rights.


DIVIDENDS

     General. The holders of APS are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth below under "Determination of Dividend Rate," and no more, payable on the respective dates determined as set forth below.

     Each dividend on the APS will be paid on the Dividend Payment Date therefor to the Securities Depository (or any successor in interest thereto) to pay to the holders of record as their names appear on the registry of Existing Holders of the Securities Depository on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be used by the Board of Trustees of the Fund.

     The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Fund to the accounts of the respective Agent Members in next-day funds. Certain Broker-Dealers (or if such Broker-Dealer does not act as Agent Member, one of its affiliates), however, may make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or affiliate as Agent Member.

     Determination of Dividend Rate. The dividend rate on any APS will be equal to the rate per annum, except as provided below, that results from an Auction on the Auction Date next preceding such Subsequent Dividend Period.

     If an Auction for any Subsequent Dividend Period of APS is not held for any reason or if the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, any APS and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, the dividend rate for any such Subsequent Dividend Period will be, subject to the next succeeding paragraph, the Maximum Rate for the APS on the Auction Date for such Subsequent Dividend Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any APS during any Rate Period thereof, and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured in accordance with the next succeeding paragraph or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such failure consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the APS, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such failure occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such failure has not been cured in accordance with the second succeeding paragraph (including the day such failure occurs and excluding the day such failure is cured) and the denominator of which shall be 365 and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS and (2) if such failure consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which notice of redemption has been given by the Fund, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such failure occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such failure is not cured in accordance with the second succeeding paragraph (including the day such failure occurs and excluding the day such failure is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS to be redeemed, then Auctions will be suspended until such failure is so cured and the dividend rate for APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "baa3"/BBB").

     Any such failure with respect to APS shall have been cured (if such failure is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon New York City time on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, the Fund shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the APS and (ii) without duplication, the Redemption Price for the APS, if any, for which notice of redemption has been given by the Fund.

     For the purposes of the foregoing, "AA" Composite Commercial Paper Rate," on any date for any Rate Period, means:

          (i)(A) in the case of any Minimum Dividend Period or any Rate Period of between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days, and if the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

          (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

     If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, "Commercial Paper Dealers" means Goldman Sachs Money Markets, L.P., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer. As used herein, "Substitute Commercial Paper Dealer" means The First Boston Company and Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

     For the purposes of the foregoing, "Treasury Rate," on any date, means the interest equivalent of the rate for direct obligations of the United States having a maturity which is equal to, or, if not equal to, next shorter than, 3 months, as published weekly by the Board of Governors of the Federal Reserve System in "Federal Reserve Statistical Release H.15(519), Selected Interest Rates" or any successor publication, within five Business Days preceding such date. If such statistical release is not published or is otherwise not available, the Treasury Rate will be the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the Business Day next preceding such date, of U.S. Government Securities Dealers furnished to the Auction Agent for the issue of direct obligations of the United States, in an aggregate principal amount of at least $1 million with a remaining maturity equal to, or next shorter than, 3 months, as the case may be. For purposes of definition, "interest equivalent" means the equivalent yield on a 360-day basis of a discount basis security to an interest bearing security.

     If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate, such rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers (if any) or any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealer selected by the Fund to provide such rate or rates not being supplied by any U.S. Governmental Securities Dealer or U.S. Governmental Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Governmental Securities Dealer or Substitute U.S. Governmental Securities Dealers, by the remaining U.S. Governmental Securities Dealer or U.S. Governmental Securities Dealers. As used herein, "U.S. Governmental Securities Dealer" means Goldman, Sachs & Co., Smith Barney, Harris Upham & Co. Incorporated and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer. As used herein, "Substitute U.S. Governmental Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

     "Ten Year Constant Maturity Rate", on any date, means the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the Calendar Period with respect to such date), as published weekly by the Federal Reserve Board during the Calendar Period with respect to such date. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate with respect to such date shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Fund. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate with respect to such date will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities or not less than eight nor more than 12 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Fund. In the event that the

Fund determines in good faith that for any reason the Auction Agent cannot determine the Ten Year Constant Maturity Rate with respect to such date as provided above in this paragraph, then the Ten Year Constant Maturity Rate with respect to such date will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than 12 years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Auction Agent by the U.S. Government Securities Dealers.

     "Thirty Year Constant Maturity Rate", on any date, means the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period with respect to such date. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty Year Average Yield during such Calendar Period, then the Thirty Year Constant Maturity Rate with respect to such date shall be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Board or by any U.S. Government department or agency selected by the Fund. In the event that a per annum Thirty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty Year Constant Maturity Rate with respect to such date will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than 28 nor more than 30 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Fund. In the event that the Fund determines in good faith that for any reason the Auction Agent cannot determine the Thirty Year Constant Maturity Rate with respect to such date as provided above in this paragraph, then the Thirty Year Constant Maturity Rate with respect to such date will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than 28 nor more than 30 years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Auction Agent by the U.S. Government Securities Dealers.

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through the most recent Dividend Payment Date for such APS. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with the APS shall be declared pro rate so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends, were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or capital shares, in excess of full cumulative dividends, as provided in the APS provisions, on the APS. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.

     The amount of dividends per share payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than 1 year and 360 for all other Rate Periods, and applying the rate obtained against $50,000. Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

     Designation of Special Dividend Periods. The Fund, at its option, may designate any succeeding Subsequent Dividend Period of APS as a Special Dividend Period which shall consist of such number of days or whole years as the Board of Trustees shall specify; provided, however, that such designation shall be effective only if (i) notice thereof shall have been given as provided herein,
(ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, the APS shall have been cured as set forth above under "Determination of Dividend Rate," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period,
(iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption -- Notice of Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (v) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period as a Special Dividend Period consisting of more than 28 days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's to such APS.

     If the Fund proposes to designate any succeeding Subsequent Dividend Period of the APS as a Special Dividend Period of more than 28 days, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special

Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and
(ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of the APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

     No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) the Fund shall have failed to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, the APS, as set forth above under "Determination of Dividend Rate," prior to the first day of such Special Dividend Period with respect to the APS and (E) the scheduled Dividend Payment Dates during such Special Dividend Period; provided, that, if the proposed Special Dividend Period consists of more than 28 days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period,
     (1) Moody's Eligible Assets (if Moody's is then rating the APS) and (2) S&P Eligible Assets (if S&P is then rating the APS), the Discounted Value of which at least equals or is greater than the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period and that the next succeeding Rate Period shall be a Minimum Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) above.

     Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends (other than dividends payable in Common Shares) or other distributions with respect to Common Shares or purchase any such shares if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in and determined pursuant to the 1940 Act) with respect to the outstanding Preferred Shares, including the APS, would be less than 200% (or such other percentage as may in the future be required by law).

     In addition, for as long as any of the APS are outstanding, except as otherwise set forth herein, (A) the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation) in respect of Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation), or any such parity shares of beneficial interest (except by conversion into or exchange for capital shares of the Fund ranking junior to or on a parity with the APS as to payment of dividends and the distribution of assets upon liquidation), unless (1) full cumulative dividends on the APS through its most recently ended Dividend Period shall have seen paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (2) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the APS Provisions, and (B) if either Moody's or S&P is rating the APS, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends for the distribution of assets upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon liquidation), unless immediately after such transaction the Discounted Value of the Fund's assets would at least equal the APS Basic Maintenance Amount.

     Under the Internal Revenue Code, the Fund must, among other things, distribute at least 90% of its net income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitation on dividends, distributions and purchases may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund currently intends, however, to exercise its optional redemption rights to redeem a portion of the APS when necessary to preserve such qualification.

ASSET MAINTENANCE

     1940 Act APS Asset Coverage. The Fund will be required under the APS provision to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock). If the Fund fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the APS ("1940 Act APS Asset Coverage") and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required in certain circumstances to redeem certain of the APS. See "Redemption" below.

     APS Basic Maintenance Amount. So long as any APS are Outstanding, the Fund will be required under the APS Provisions to maintain as of every Friday (or if such day is not a Business Day the next succeeding Business Day) or, during any period in which the Fund shall have open positions in futures contracts or open short positions in future contracts, as of every Business Day (a "Valuation Date") assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount established by the rating agency or agencies then rating the APS. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured on or before the third Business Day after such Valuation Date (the "APS Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the shares of APS. See "Redemption" below.

     The "APS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:

          (A) the sum of:

             (i) the product of the number of APS Outstanding on such date multiplied by $50,000:

             (ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for the APS Outstanding that follows such Valuation Date:

             (iii) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date):

             (iv) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date;

             (v) the amount of any premium payable pursuant to a Premium Call Period; and

             (vi) any current liabilities as of such Valuation Date to the extent not reflected in any of (A)(i) through (A)(v) (including, without limitation, any amounts described below as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for portfolio securities purchased as of such Valuation Date); less

          (B) either (i) the face value of any Fund assets irrevocably deposited by the Fund for the payment of any of (A)(i) through (A)(vi), if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1) or (ii) otherwise, the Discounted Value of such assets.

     For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities operations, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

     The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings, described above under the heading "Investment Objective and Policies -- Rating Agency Guidelines," have been based on criteria established in connection with rating each series of APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factors relating to any asset of the Fund and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund without Shareholder approval, but only in the event the Fund receives written confirmation from the appropriate rating agency that any such change would not impair the rating then assigned to the APS by such rating agency. A rating agency's Discount Factors and guidelines will apply to the APS so long as such rating agency is rating the APS.

     On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to meet the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund is required to deliver to the Auction Agent (so long as either Moody's or S&P is rating the APS) a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (a "APS Basic Maintenance Report"). The Fund will also deliver an APS Basic Maintenance Report to Moody's and S&P (if Moody's and S&P, respectively, is then rating the APS) on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets is greater than the APS Basic Maintenance Amount by twenty-five percent (five percent if the Valuation Date is every Business Day) or less or (ii) on any date which the Fund redeems Common Shares. Within ten Business Days after delivery of such report relating to the last Business Day of each fiscal quarter of the Fund, commencing March 31, 1993, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculation made by the Fund in its most recent APS Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Fund's independent accounts will be conclusive and binding on the Fund.

MINIMUM LIQUIDITY LEVEL

     Pursuant to S&P guidelines, so long as S&P is rating the APS, the Fund will be required under the APS Provisions to have, as of each Valuation Date, Deposit Securities with maturity or tender dates not later than the day preceding the first respective Dividend Payment Dates (collectively "Dividend Coverage Assets") for each share of APS Outstanding that follow such Valuation Date and having a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). So long as S&P is rating the APS, if, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund will, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level. The "Dividend Coverage Amount," as of any Valuation Date, means
(A) the aggregate amount of dividends that will accumulate on each share of APS to (but not including) the first Dividend Payment Date for each share of APS Outstanding that follows such Valuation Day plus any liabilities that will become payable prior to or on such payment date; less (B) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on the APS. "Deposit Securities" generally means cash and portfolio securities rated at least A-1+ or SP-1 by S&P and interest with respect to portfolio securities which is payable to the Fund prior to the Dividend Payment Date. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Fund without Shareholder approval, but only in the event the Fund receives written confirmation from S&P that any such change would not impair the rating then assigned by S&P to the APS.

REDEMPTION

     Optional Redemption. Upon giving a notice of redemption, as provided below, the Fund at its option may redeem the APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more none of the APS will be subject to optional redemption during any Non-Call Period. Also, the APS may not be redeemed in part if after such partial redemption fewer than 250 shares remain outstanding.

     If fewer than all of the outstanding APS are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of Trustees of the Fund, and such shares shall be redeemed pro rata from the holders of record (initially Cede & Co. as nominee of the Securities Depository) in proportion to the number of such shares held by such holders. Since the nominee of the Securities Depository is the only record holder of APS, the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. An Agent Member may determine to redeem shares from some beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other beneficial owners.

     The Fund may not give a notice of redemption relating to an optional redemption as described above unless, on the date on which the Fund intends to give such notice, (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of APS by reason of the redemption of such APS on such redemption date and (b) Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) the Discounted Value of each of which equals the APS Basic Maintenance Amount and would at least equal or exceed the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

     Mandatory Redemption. The Fund will be required to redeem, at the Mandatory Redemption Price, certain of the APS to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies then rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all of the APS and Preferred Shares then outstanding will be redeemed), and (b) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund will allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and other Preferred Shares subject to redemption provisions similar to those contained in this paragraph.

     The Fund is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund will redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to a mandatory redemption, the number of shares to be redeemed shall be redeemed pro rata from the holders of such shares in proportion to the number of shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding APS.

     Notice of Redemption. The Fund is required to give 30 days' Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, which is not assured, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund as to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Funds). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of APS to be redeemed, (3) the redemption price,
(4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

     Other Redemption Procedures. To the extent that any redemption for which notice of redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem APS will be deemed to exist at any time after the date specified for redemption in a notice of redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Optional Redemption Price or Mandatory Redemption Price, as the case may be, with respect to any shares for which such notice of redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a notice of redemption has been given, dividends may be declared and paid on APS and will include those APS for which notice of redemption has been given.

     Upon the deposit of funds sufficient to redeem APS with the Auction Agent and the giving of notice of redemption, dividends of such APS shares will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the APS so called for redemption will cease and terminate, except the right of the holders thereof to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount. Upon surrender in accordance with the notice of redemption of the certificates for any APS so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees of the Fund shall so require and the notice of redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the holders of APS subject to redemption. In the case that fewer than all of the APS represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof. The Fund will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption on such date and (ii) all other amounts to which holders of APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Fund, after which time the holders of APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

     Notwithstanding the foregoing, if any dividends on the APS are in arrears, no APS shall be redeemed unless all outstanding APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS.

     Except as described above with respect to redemptions and under "The Auction -- Orders by Existing Holders and Potential Holders," the APS Provisions do not prohibit the Fund or any affiliate of the fund from purchasing or otherwise acquiring any APS.

     The Fund has the right to arrange for others to purchase from the holders thereof APS which are to be redeemed as described above.

LIQUIDATION


     Upon liquidation of the Fund, whether voluntary or involuntary, the holders of APS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares of or any other class of shares of beneficial interest of the Fund ranking junior to the APS upon liquidation, an amount equal to the liquidation preference with respect to the APS. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any applicable Additional Dividends in connection with the liquidation of the Fund. After the payment to the holders of the APS of the full preferential amounts provided for as described herein, the holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund. In the event the assets of the Fund available for distribution to the holders of the APS upon any liquidation of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such liquidation unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation. Subject to the rights of the holders of shares of any series or class or classes of shares of beneficiary interest ranking on a parity with the APS with respect to the distribution of assets upon liquidation of the Fund, after payment shall have been made in full to the holders of the APS as described herein, but not prior thereto, any other series or class or classes of shares of beneficiary interest ranking junior to the APS with respect to the distribution of assets upon liquidation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the APS shall not be entitled to share therein.

     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

VOTING RIGHTS

     Holders of the APS will have equal voting rights with holders of Common Shares (one vote per share) and will vote together with holders of Common Shares as a single class.

     In connection with the election of the Fund's Trustees, holders of outstanding shares of Preferred Shares, including any APS, voting as a separate class, shall be entitled to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares. In addition, if at the close of business on any Dividend Payment Date, accumulated dividends (whether or not earned or declared) on Preferred Shares, including any outstanding APS, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of Preferred Shares, including any outstanding APS, the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including any APS, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number; and at a special meeting of Shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including any APS, voting as a separate class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of all persons who are trustees of the Fund at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Shares, including any APS for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of shares of Preferred Shares, including any APS (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of share of APS have the right to elect in any event), will terminate automatically.

     So long as any of the APS are Outstanding, the Fund will not, without the affirmative vote of a majority of the outstanding APS, determined with reference to a "majority of outstanding voting securities" as that term is defined in
Section 2(a)(42) of the 1940 Act

(voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon liquidation or increase the authorized amount of APS (except that the Board of Trustees may, without the vote or consent of the Holders of APS, authorize and create and the Fund may from time to time issue, classes or series of preferred shares ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon liquidation subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that the issuance of any such additional class or series would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the provisions of the APS Provisions, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares of beneficial interest ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or
(c) file a voluntary application for relief under federal bankruptcy law for any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     The Board of Trustees may, however, without the vote or consent of the holders of APS, amend, alter or repeal any or all of the definitions required to be contained in the APS Provisions by the rating agencies in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS by such rating agency. Unless a higher percentage is provided for under "Certain Provisions of the Declaration of Trust -- Anti-takeover Provisions of the Declaration of Trust," the affirmative vote of the holders of a majority of the outstanding APS, voting as a separate class, will be required to approve any plan of reorganization (as such term is defined under the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions as fundamental policies. The class vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to APS if, at or prior to the time when a vote is required, such APS shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption as provided under "Description of APS -- Redemption."

                               OTHER INFORMATION

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD


     The Fund's Proxy Voting Policy and Procedures are included as Appendix E to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 341-2929 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Deloitte & Touche LLP, located at 180 North Stetson Avenue, Chicago, Illinois 60601, to be the Fund's independent registered public accounting firm.


                              FINANCIAL STATEMENTS


     Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2004, as included in Appendix C hereto, (ii) the audited financial statements of the Target Fund for fiscal year ended December 31, 2004, as included in Appendix D hereto.


                         PRO FORMA FINANCIAL STATEMENTS

     Set forth in Appendix F hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization which include: (i) Pro Forma Condensed Statements of Assets and Liabilities at December 31, 2004, (ii) Pro Forma Condensed Statement of Operations for the one year period ended December 31, 2004 and (iii) Pro Forma Portfolio of Investments at December 31, 2004.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

                                   APPENDIX A

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen XXXXXX, a registered closed-end investment company, File No. 811-XXXX (the "Target Fund") and Van Kampen XXXXXX (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-XXXX, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.

         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.


         (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a [non-]diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.



         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.



         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.


         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.


         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.



         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.



         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.


         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).


         (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.


         (l)      The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Acquiring Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Auction Preferred Shares ("Acquiring Fund APS"). Each outstanding Acquiring Fund Common Share and each Acquiring Fund APS of the Acquiring Fund is fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable, and has full voting rights.



         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.


         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of APS of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.


         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.



         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.


         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.


2.       Representations and Warranties of the Target Fund.

         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a [non-]diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICs under
                  Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.


         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.


         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended XXXX, 2004, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.


         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.


         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.


         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.


         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and
                  (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share (the "Target Fund Common Shares"), and XXXX preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Acquiring Fund has designated XXXX preferred shares as Target Fund Preferred Shares (the "Target Fund Preferred Shares"). Each outstanding Target Fund Common Share and each of the outstanding Target Fund Preferred Shares is fully paid and, except as provided in Section 5.1 of the Target Fund's Declaration of Trust, nonassessable, and has full voting rights.



         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund Preferred Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.


         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.


         (s) The Target Fund has elected to qualify and has qualified as a "RIC" under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.


3.       The Reorganization.


         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Target Fund Common Shares and Target Fund Preferred Shares provided in
                  Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund Preferred Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.



         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.



         (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard and in connection with the Reorganization, the last dividend period for the Target Fund Preferred Shares prior to the Closing Date may be shorter than the dividend period for such Target Fund Preferred Shares determined as set forth in the applicable Certificate of Vote pertaining to such Target Fund Preferred Shares.


         (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

         (e) The Valuation Time shall be 4:00 p.m., Eastern time, on XXXX, 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").


         (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (g) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (h) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and Acquiring Fund APS in the Reorganization.


Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or aggregate liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund Preferred Shares, determined as set forth below.



The net asset value of each of the Funds and the liquidation preference and value of each of the Target Fund Preferred Shares and the Acquiring Fund APS shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.



Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of each of a Target Fund Common Share and an Acquiring Fund Common Share, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of Target Fund Preferred Shares or Acquiring Fund APS, as the case may be, is divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

 The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund Preferred Shares by redelivering the certificates or share deposit receipts evidencing ownership of
(i) the Acquiring Fund Common Shares to EquiServe Trust Company, N.A., as the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares and (ii) the Acquiring Fund APS to Deutsche Bank Trust Company Americas, as the transfer agent and registrar for the Acquiring Fund APS, for distribution to the holders of Target Fund Preferred Shares on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the Target Fund Preferred Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund Preferred Shares, as the case may be, or post adequate bond therefor.



         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund's transfer agent, EquiServe Trust Company, N.A., will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.



5.      Payment of Expenses.



         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.



         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the investment adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

6.      Covenants of the Funds.


         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.


                           The intention of the parties is that the transaction
                  contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden.


                           In connection with this covenant, the Funds agree to
                  cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.


                           After the Closing Date, the Target Fund shall
                  prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.



         (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.



7.      Closing Date.


         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.


         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.



         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares and Target Fund Preferred Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.



8.    Conditions of the Target Fund.


         The obligations of the Target Fund hereunder shall be subject to the following conditions:


         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares and Target Fund Preferred Shares, each voting separately as a class; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.



         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.


         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.


         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


         (e) The Target Fund shall have received the opinion(s) of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:


                  (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;


                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;



                  (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;



                  (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and, except as provided in Section 5.1 of the Acquiring Fund's Declaration of Trust, nonassessable; and



                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

         (f) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.



         (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.



         (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.


9.       Acquiring Fund Conditions.

         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:


         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the holders of Target Fund Common Shares and Target Fund Preferred Shares obtained, each certified by its Secretary.



         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund's President

                  (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.



         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.


         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.


         (e) That the Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:


                  (i) the Target Fund is duly formed and validly existing under the laws of its state of organization;

                  (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;


                  (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund, and this Agreement has been duly executed and delivered by the Target Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Target Fund;



                  (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and



                  (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Target Fund of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;






         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.



         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.



         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.



         (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund Preferred Shares may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.


10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the

                  Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in
                  Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.



         (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2005, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.


         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.


         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.


         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified

                  Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.



         (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.



         (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.



         (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.


         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                       VAN KAMPEN XXXXXXXXXXXXX
                                       XXXXXXXXXXXXXXXXXXXX



                                       -----------------------------------------
                                       [Name]
                                       [Title]
Attest: [Name]
[Title]

                                   APPENDIX B

                                                        __Federal Identification

                                                        No. 36-6900462


                        THE COMMONWEALTH OF MASSACHUSETTS


                 Office of the Massachusetts Secretary of State
                         Michael J. Connolly, Secretary
                    One Ashburton Place, Boston, Mass. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                                PREFERRED SHARES


                  I, Weston B. Wetherell, Assistant Secretary, of Van Kampen Merritt Limited Term High Income Trust (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on October 6, 1992, the following vote establishing and designating preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of 900 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated Auction Preferred Shares ("APS").

         Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of the preferred shares of beneficial interest are as follows:

                                   DESIGNATION

         APS: Preferred shares of beneficial interest are hereby designated "Auction Preferred Shares" (hereinafter, "APS"). Each share of APS shall be issued on November 18, 1992; have an Applicable Rate for its Initial Dividend Period (which period shall continue to and including Wednesday, December 16, 1992) equal to 3.40% per annum; have an initial Dividend Payment Date of Thursday, December 17, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS shall constitute a separate series of Preferred Shares and each share of APS shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         No holder of APS shall have, solely by reason of being such a holder of APS any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                     PART I.

                  1. Number of Shares; Ranking. (a) No fractional APS shall be issued.

                           (b) Any APS which at any time have been redeemed or
purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares, without designation as to series.

                           (c) The APS shall rank on a parity with shares of any
other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  2. Dividends. (a) The Holder of any APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on any of the APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

                           (b) (i) Dividends shall be payable subject to
subparagraph (b)(ii) of this Section 2, on shares of:

                                         (A) APS on Thursday, December 17, 1992
                  and each fourth Thursday thereafter,

provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 35 days, the day after the last day thereof and (2) with respect to a Special Dividend Period of 35 days or more, the first Business Day of each calendar month thereafter provided that, in any calendar month in which an Auction Date is scheduled to occur, dividends shall be payable on the first Business Day next succeeding such Auction Date.

         After any Special Dividend Period, dividends on such APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, as provided in
Section 2(b)(i)(A) above, subject in each case to the options of the Fund to further designate from time to time any Subsequent Dividend Period of any APS as a Special Dividend Period.

                                       (ii) In the case of dividends that
         would otherwise be payable on a Monday, Tuesday, Wednesday, Thursday or Friday as determined by subparagraph (b) (i) of this Section 2, including clause (1), (2) or (3) of the proviso thereto, if (i) the Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Monday or Tuesday, or (ii) the Wednesday, Thursday or Friday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday or Friday.

                                        (iii) The Fund shall pay to the Auction
         Agent not later than 12:00 noon, New York City time, on the Business Day next preceding each Dividend Payment Date for such APS, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of such APS on such Dividend Payment Date.

                                        (iv) All moneys paid to the Auction
         Agent for the payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

                                        (v) Each dividend on the APS shall be
         paid on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                           (c) (i) The dividend rate on any APS during the
period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such APS under "Designation," above. For each Subsequent Dividend Period of the APS Outstanding thereafter, the dividend rate on the APS shall be equal to the rate per annum that results from an Auction for such APS on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend Period of any APS is not held for any reason or if a Failure to Deposit occurs and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the APS for any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) for such APS on the

Auction Date for such Subsequent Dividend Period; provided, further, however, that if any Failure to Deposit shall have occurred with respect to the APS during any Rate Period thereof, and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the APS, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate (or Treasury Rate, if applicable) for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with this paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the Outstanding APS to be redeemed, then Auctions will be suspended until the Failure to Deposit is so cured, and the dividend rate for the APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such Failure to Deposit is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "baa3"/BBB") (the rate per annum at which dividends are payable on the APS for any Rate Period for such shares being herein referred to as the "Applicable Rate" for such shares). A Failure to Deposit with respect to the APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, the Fund shall have paid to the Auction Agent
(A) all
accumulated and unpaid dividends on the APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I.

                                        (ii) The amount of dividends per share
         payable on the APS on any date on which dividends shall be payable on the APS shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Rate Periods, and applying the rate obtained against $50,000.

                           (d) Any dividend payment made on the APS shall first
be credited against the earliest accumulated but unpaid dividends due with respect to such APS.

                           (e) Except as set forth in the next sentence, no
dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the APS through the most recent Dividend Payment Date for such APS. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this

Section 2, no additional sum of money shall be payable in respect of any such arrearage.

                           (f) The Board of Trustees shall not declare any
dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                  3. Redemption. (a) (i) Upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem any APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that the APS may not be redeemed in part if after such partial redemption fewer than 250 shares of such APS remain outstanding.

                                        (ii) If fewer than all of the
         outstanding APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of APS to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of such APS in proportion to the number of such shares held by such Holders.

                                        (iii) No APS shall be redeemed pursuant
         to subparagraphs (a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the
         APS), the Discounted Value of each of which at least equal the APS Basic Maintenance Amount, and would at least equal or be greater than the APS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, and on the date of redemption.

                                        (iv) Subject to Section 3(g), the Fund
         shall redeem at the Mandatory Redemption Price certain of the APS if the Fund fails to maintain the APS Basic Maintenance Amount or 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies then rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among the APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph
         (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding APS are to be redeemed pursuant to this Section 3(a)(iv), the number of shares of such APS to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of shares held by such Holders.

                           (c) The Fund is required to give 30 days' Notice of
Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date,
(2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all the APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of APS to be redeemed from such Holder.

                           (d) Notwithstanding the provisions of paragraph (a)
of this Section 3, if any dividends on the APS are in arrears, no APS shall be redeemed unless all outstanding APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding APS.

                           (e) Upon the deposit of funds sufficient to redeem
the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section
12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                           (f) To the extent that any redemption for which
Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                           (g) All moneys paid to the Auction Agent for payment
of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                           (h) In effecting any redemption pursuant to this
Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except to the extent permitted by the 1940 Act and Massachusetts law.

                           (i) In the case of any redemption pursuant to this
Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  4. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period of APS as a Special Dividend Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and clause (i) of paragraph (c) of this Section 4, (B) any Failure to Deposit that shall have occurred with respect to such APS, any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph (c)(i) of Section 2 of this Part I, (C) Sufficient Clearing Bids (as defined in Section 1 of Part II hereof) for such APS shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (b) of
Section 3 of this Part I with respect to any APS, the Redemption Price with respect to any APS shall have been deposited with the Auction Agent and (E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such APS as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's to such APS.

                           (b) If the Fund proposes to designate any succeeding
Subsequent Dividend Period of the APS as a Special Dividend Period of more than 28 Rate Period Days pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend

Period of such APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 a.m., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either
(x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                           (c) No later than 11:00 a.m., New York City time, on
the second Business Day next preceding the first day of any proposed Special Dividend Period the Fund shall deliver to the Auction Agent either:

                                        (i) a notice stating (A) that the Fund
         has determined to designate the next succeeding Rate Period of such APS as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, for such APS, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids for such APS shall not exist (in which case the succeeding Rate Period shall be a Minimum Dividend Period) or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period with respect to such APS and (E) the scheduled Dividend Payment Dates for such APS during such Special Dividend Period; provided that, if such Special Dividend Period consists of more than 28 Rate Period Days, such notice will be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) Moody's Eligible Assets (if Moody's is then rating such APS) and (2) S&P Eligible Assets (if S&P is then rating such APS), the Discounted Value of which at least equals or is greater than the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                                        (ii) a notice stating that the Fund has
         determined not to exercise its option to designate a Special Dividend Period for such APS and that the next succeeding Rate Period of such APS shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) of the preceding sentence.

                  5. Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph (b) of this
Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

                           (b) During any period in which any one or more of the
conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                                        (i) if at the close of business on any
         Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                                        (ii) if at any time holders of any other
         Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

                           (c) (i) As soon as practicable after the accrual of
any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

                                        (ii) For purposes of determining any
         rights of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

                                        (iii) The terms of office of all persons
         who are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

                                        (iv) Simultaneously with the termination
         of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this
         Section 5.

                           (d) (i) So long as any of the APS are Outstanding,
the Fund shall not, without the affirmative vote of the Holders of the outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act (voting separately as one class): (a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS), (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                                        (ii) The Board of Trustees, without the
         vote or consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for portfolio Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for portfolio Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS (provided that, with respect to the Maximum Rate, such amendment or alteration shall not, in any event, cause the Maximum Rate to fall below the Maximum Rate that would have resulted absent such amendment or alteration):

                 APS Basic
                    Maintenance Amount
                 APS Basic
                    Maintenance Cure Date
                 APS Basic
                    Maintenance Report
                 Deposit Securities

                 Discounted Value
                 Dividend Coverage Amount
                 Dividend Coverage Assets
                 Market Value
                 Maximum Rate
                 Minimum Liquidity Level
                 Moody's Discount Factor
                 Moody's Eligible Asset
                 Moody's Exposure Period
                 1940 Act Cure Date
                 1940 Act APS
                    Asset Coverage
                 Quarterly Valuation Date
                 S&P Discount Factor
                 S&P Eligible Asset
                 S&P Exposure Period
                 Valuation Date

                           (e) Unless otherwise required by law, the Holders of
the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

                           (f) Unless a higher percentage is provided for in the
Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

                           (g) Right to Vote with Respect to Certain Other
Matters. The affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding APS, each voting as a separate class, is required with respect to any matter that materially affects the APS in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized APS; (2) effect an exchange, reclassification, or cancellation of all or part of the APS; (3) effect an exchange, or create a right of exchange, of all or any part of the APS; (4) change the rights or preferences of the APS; (5) change the APS, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the APS, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the APS that have accrued but have not been declared. To the extent that the interests of a the APS affected by a matter are substantially identical to the interests of another series of Preferred Shares affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

                  6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to
Section 12 in connection with the liquidation of the Fund.

                           (b) Neither the sale of all or substantially all the
property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

                           (c) After the payment to the Holders of the APS of
the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

                           (d) In the event the assets of the Fund available for
distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                           (e) Subject to the rights of the holders of shares of
any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

                  7. Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

                  8. 1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

                  9. APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS). In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by twenty-five percent (five percent if the Valuation Date is every Business Day) or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

                           (b) On or before 5:00 p.m., New York City time, on
the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund will also deliver an APS Basic Maintenance Report to Moody's and S&P on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets is greater than the APS Basic Maintenance Amount by 25% (5% if the Valuation Date is every Business Day) or less or (ii) on any date which the Fund redeems Common Shares. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

                           (c) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation
Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the
APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the
APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

                           (d) Within ten Business Days after the date of
delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to satisfy the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to satisfy the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

                           (e) If any Accountant's Confirmation delivered
pursuant to subparagraph (c) or (d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

                           (f) On or before 5:00 p.m., New York City time, on
the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the amount of S&P Eligible Assets or Moody's Eligible Assets, as the case may be, reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

                  10. Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

                  11. Restrictions on Certain Distributions. For so long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

                  12. [RESERVED]

                  13. Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

                                        (i) transactions in options on
         securities, futures contracts or options on futures contracts except that in connection with Moody's Hedging Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities and may write calls which cross-hedge only if (x) the Fund holds the security which the call cross-hedges, (y) both the deliverable security underlying the call and the Fund's asset being hedged are GNMA, FNMA, or FHLMC mortgage pass-through certificates, excluding any interest-only or principal-only strips, and (z) both the deliverable security and the hedged asset have similar duration and interest rates; (C) the Fund may write put options on securities; (D) the Fund may enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on

         Treasury Bonds and options on such futures contracts having an aggregate fair market value exceeding 70% of the aggregate fair market value of the preferred stock portion of Moody's Eligible Assets owned by the Fund and rated "aaa," "aa," and "a" by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value exceeding 65% of the aggregate fair market value of the preferred stock portion of Moody's Eligible Assets owned by the Fund and rated "baa" by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P); for purposes of the foregoing clause (D), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund; and (E) the Fund may buy call or put options on futures contracts or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option. For so long as the APS are rated by Moody's, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires. The Fund may hedge only Moody's Eligible Assets. For so long as the APS are rated by Moody's, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value;
         (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; (C) if the Fund is a seller under a futures contract, the underlying security will be valued at the lower of (1) settlement price and (2) the Discounted Value of the underlying security; if a contract matures within the Moody's Exposure Period, the security may be valued at the settlement price;
         (D) if the Fund is
         the buyer under a futures contract, the underlying security will be valued at the lower of (1) the settlement price and (2) the Discounted Value of the underlying security; if the contract matures within the Moody's Exposure Period, the security may be valued at its Discounted Value and (E) call or put option contracts which the Fund buys have no value. For so long as APS are rated by Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase;
         (C) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) the Fund will not enter into an option or futures transaction unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the APS Basic Maintenance Amount; (E) for purposes of the APS Basic Maintenance Amount (1) assets in margin accounts are not Moody's Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract, the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund, (3) 25% of the exercise price of a written call option involving a cross hedge will constitute liabilities of the Fund and (4) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the Market Value of the underlying futures contract will constitute a liability of the Fund; (F) the Fund shall enter into only exchange-traded futures where the exchange takes the opposite side of the contract and shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; (I) the Fund will enter into futures contracts as seller only if it owns the underlying security; and (J) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

                                        (ii) incur any indebtedness, without
         prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the Discounted Value of Moody's Eligible Assets equals or exceeds the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such indebtedness; provided, however, that any such indebtedness shall be repaid within 60 days and will not be extended or renewed; or

                                        (iii) issue any class or series of
         shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

                                        (iv) lend portfolio securities; or

                           (b) For so long as any of the APS is Outstanding and
S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

                                        (i) transactions in any reverse
         repurchase agreements; or

                                        (ii) lend portfolio securities; or

                                        (iii) borrow money, except that the Fund
         may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the Discounted Value of S&P Eligible Assets equals or exceeds the APS Basic Maintenance Amount after giving effect to such borrowing; or

                                        (iv) issue any class or series of shares
         ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

                                        (v) engage in repurchase agreement
         transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States Treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance in which the counter-party or its affiliates have securities rated A1+ by S&P with respect to such underlying security; or

                                        (vi) engage in short sale transactions;
         or

                                        (vii) purchase or sell futures contracts
         or options thereon or write unsecured put or uncovered call options on portfolio securities except that (i) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security. For so long as the APS are rated by S&P, if the Fund engages in S&P hedging transactions the Valuation Date shall mean every Business Day.

                  14. Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

                  15. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and if the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial

Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         "Accountant's Confirmation" shall have the meaning set forth in paragraph (c) of Section 9 of this Part I.

         [RESERVED]

         [RESERVED]

         "Applicable Rate" shall have the meaning specified in subparagraph
(c)(i) of Section 2 of this Part I.

         "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to (i) the sum of (A) the product of the number of APS Outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for the APS Outstanding that follows such Valuation Date; (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any premium payable pursuant to a Premium Call Period; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for portfolio securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(F), if such assets mature prior to or on the date of payment of the liability for which such assets are deposited and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or
(B) otherwise, the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

         "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

         "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

         "Auction" shall mean each periodic implementation of the Auction Procedures.

         "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the APS so long as the Applicable Rate for such APS is to be based on the results of an Auction.

         "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

         "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period; initially Wednesday, December 16, 1992 for the APS; and thereafter each fourth Wednesday for the APS, subject to change as set forth herein.

         "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

         "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

         "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

         "Commercial Paper Dealers" shall mean Goldman, Sachs Money Markets, L.P., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

         "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

         "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

         "Date of Original Issue," with respect to any APS, shall mean the date on which the Fund initially issued such APS.

         "Deposit Securities" shall mean cash and portfolio securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of Section 3(a)(iii) of this Part I, such portfolio securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

         "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

         "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS and interest with respect to portfolio securities which is payable to the Fund prior to the Dividend Payment Date.

         "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

         "Dividend Payment Date," with respect to the APS, shall mean any date on which dividends on such APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

         "Dividend Period," with respect to the APS, shall mean the period from and including the Date of Original Issue of such APS to but excluding the initial Dividend Payment Date for such APS and any period thereafter from and including one Dividend Payment Date for such APS to but excluding the next succeeding Dividend Payment Date for such APS.

         "Failure to Deposit," with respect to the APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such APS, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any of the APS or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such APS in The City of New York, New York, the Redemption Price to be paid on such redemption date for any of the APS after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part I.

         "FHLMC" means the Federal Home Loan Mortgage Corporation or any successor thereto.

         "FHLMC Certificate" means a publicly issued mortgage participation certificate, the timely payment of interest on and the ultimate collection of which is guaranteed by FHLMC, and which evidences a proportional undivided interest in or participation interest in, specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one to four family residences.

         "FNMA" means the Federal National Mortgage Association or any successor thereto.

         "FNMA Certificate" means a publicly issued mortgage pass-through certificate, the full and timely payment of principal of and interest on which is guaranteed by FNMA, and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one to four family residences.

         "Fund" shall mean Van Kampen Merritt Limited Term High Income Trust, a Massachusetts business trust, which is the issuer of the APS.

         "GNMA" means the Government National Mortgage Association or any successor thereto.

         "GNMA Certificate" means a publicly issued fully modified pass-through certificate, the full and timely payment of principal of and interest on which is fully guaranteed by GNMA, and which evidences a proportional undivided interest in specified pools of fixed-, variable- or adjustable-rate, fully amortizing, level pay mortgage loans with terms up to 30 years, secured by first liens on one to four family residences.

         "Holder," with respect to any of the APS, shall mean the registered holder of such APS as the same appears on the share books of the Fund.

         "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

         "Initial Dividend Period," with respect to any of the APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date which occurs in a month which contains the first scheduled Auction Date for such APS.

         "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

         "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

         "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of portfolio bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the NASD and make a market in the security, at least one of which shall be in writing.

         "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

         "Master Purchaser's Letter" has the meaning specified in Section 1 of
Part II hereof.

         [RESERVED]

         "Minimum Liquidity Level" shall have meaning set forth in Section 10 of this Part I.

         "Minimum Dividend Period" shall mean with respect to the APS, any Rate Period consisting of 28 Rate Period Days.

         "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the Moody's Exposure Period (currently 53 days) in accordance with the table set forth below:


                                                  Moody's Discount Factors--Debt Securities
                                                              Rating Category
                                      -----------------------------------------------------------------
Maturity of Collateral                Aaa       Aa        A       Baa       Ba       B*       Caa
----------------------                ---       --        -       ---       --       --       ---
1 year.........................       114%     119%      124%     130%      141%     151%     260%
2 years........................       121%     126%      132%     138%      149%     161%     260%
3 years........................       126%     132%      138%     144%      156%     168%     260%
4 years.........................      132%     138%      145%     151%      163%     176%     260%
5 years........................       138%     144%      151%     157%      170%     184%     260%
7 years........................       147%     154%      161%     168%      182%     196%     260%
10 years.......................       155%     163%      170%     177%      192%     207%     260%
15 years.......................       162%     169%      177%     185%      200%     216%     260%
20 years.......................       169%     177%      185%     194%      210%     226%     260%
30 years.......................       171%     179%      187%     195%      211%     228%     260%

-------------------------------------
* Senior debt securities of an issuer rated B3 shall be deemed to be Caa rated securities for purposes of determining the applicable Moody's Discount Factor.

         The Moody's Discount Factors for Moody's Eligible Asset that are preferred stocks are (a) 160% for Utility Preferred Stocks (as defined from time to time by Moody's and provided in writing to the Fund) and (b) 235% for Industrial/Financial Preferred Stocks (as defined from time to time by Moody's and provided in writing to the Fund). With respect to any Moody's Eligible Asset that is a fixed-income security other than a corporate debt obligation or a preferred stock, the Moody's Discount Factor with respect thereto will be the percentage provided in writing by Moody's.

         Notwithstanding the foregoing, (i) No Moody's Discount Factor will be applied to short-term portfolio securities so long as such portfolio securities are rated at least P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period and the Moody's Discount Factor for such portfolio securities will be 125% as long as such portfolio securities are rated at least A-1/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash.

         "Moody's Eligible Asset" shall mean cash or any of the Fund's portfolio securities; provided that no portfolio security that is a debt security shall be deemed to be a Moody's Eligible Asset unless (1) such security is rated Caa or higher by Moody's; (2) the senior unsecured rating of the issuer's corporate bonds is higher than B3; (3) such security provides for the periodic payment of interest in cash in U.S. dollars; (4) such security does not provide for conversion or exchange into equity capital at any time over their lives; (5) the cash flow from the collateral must be controlled by the indenture trustee; (6) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (7) for the purposes of Moody's hedging transactions which are cross hedges, FHLMC Certificates, FNMA Certificates and GNMA Certificates will constitute Moody's Eligible Assets (but shall not be included in the calculation of the APS Basic Maintenance Amount); and (8) such security has been registered under the Securities Act of 1933, as amended. Debt securities which are issued in connection with a reorganization under federal bankruptcy law shall not constitute Moody's Eligible Assets. In addition, portfolio holdings and issue size must be within the following diversification and issue size requirements in order to be included within Moody's Eligible Assets:

ISSUER:

                                                     Non-Utility             Utility
                                                     Max. Single           Max. Single
Collateral Ratings(1)                               Issuer (%)2, 3        Issuer (%)2, 3
------------------                                  --------------        --------------
"aaa", Aaa                                               100                   100
"aa", Aa                                                  20                    20
"a", A                                                    10                    10
CS, "baa", Baa                                            6                     4
Ba                                                        4                     4
B1-B2                                                     3                     3
B3 (Caa subordinate)                                      2                     2


INDUSTRY:

                                                     Non-Utility             Utility
                                                     Max. Single           Max. Single
Collateral Ratings(1)                               Issuer (%)3, 5      Issuer (%)3, 5, 6
------------------                                  --------------      -----------------
"aaa", Aaa                                               100                   100
"aa", Aa                                                  60                    60
"a", A                                                    40                    50
CS, "baa", Baa4                                           20                    50
Ba                                                        12                    12
B1-B2                                                     8                     8
B3 (Caa subordinate)                                      5                     5


STATE:

                                                     Non-Utility             Utility
                                                     Max. Single           Max. Single
Collateral Ratings(1)                                Issuer (%)3           Issuer (%)3
------------------                                   -----------           -----------
"aaa"                                                    n/a                   100
"aa"                                                     n/a                    20
"a"                                                      n/a                    10
CS, "baa"4                                               n/a                    7

ISSUE-SIZE:

                                                        Minimum Issue Size
Collateral Ratings(1)                                     ($ in millions)
------------------                                      ------------------
"aaa", Aaa                                                    100
"aa", Aa
                                                              100
"a", A
                                                              100
CS, "baa", Baa4
                                                              100
Ba                                                             50(7)
B1-B2                                                          50(7)
B3 (Caa subordinate)                                           50(7)

------------------
(1)    Refers to the senior debt rating of collateral.
(2) Companies subject to common ownership of 25% or more are considered as one name.
(3) Percentages represent a portion of the aggregate market value of the corporate portfolio.
(4) CS refers to common stock which is diversified independently from its rating level.
(5) Industries are determined according to Moody's Industry Classification (see Appendix A).
(6) In the case of utility common stock, utility preferred stock and utility bonds, the definition of industry refers to sub-industries (electric, water, hydro-power, gas, diversified). However, in the case that a portfolio of utility bonds is diversified according to Moody's state diversification requirements for the eligible only to the extent that the combined sum represents a percentage portion of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.
(7) Collateral bonds from issues ranging $50 million to $100 million are limited to 20% of the collateral pool.

         Portfolio securities that are preferred stocks will not be included in the calculation of Discounted Value of the Fund's portfolio unless (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last 3 years or has a minimum rating of "a1" (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (1) the preferred stock issue must be greater than $50 million and (2) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issuer is $5 million. In addition, no preferred stocks issued by transportation companies will be considered as Moody's Eligible Assets.


         Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.


         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Adviser, the Fund's Custodian, Transfer Agent, Registrar or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

         "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 52 days thereafter.

         "Moody's Hedging Transactions" shall mean transactions in options on securities, futures contracts based on Treasury Bonds and options on such futures contracts.

         [RESERVED]

         "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

         "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this Part
I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         "Non-call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

         "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a six-month Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

         "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

         "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Pricing Service" means Van Kampen Merritt Investment Advisory Corp., acting pursuant to a Fund Pricing Agreement between the Fund and Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

         "Projected Dividend Amount" means, with respect to the APS, on any Valuation Date in the event the then current Dividend Period will end within 53 calendar days of such date, from and after the last day of such Dividend Period until 53 calendar days less the number of days remaining in the current Dividend Period at an Applicable Rate equal to the Maximum Rate for such Dividend Period multiplied by the larger of the factors (currently 304%) that the Fund has been informed by Moody's and S&P is applicable to the Projected Dividend Amount and designed to take into account increases in dividend rates over such period.

         "Quarterly Valuation Date" shall mean the last Business Day of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing March 31, 1993.

         "Rate Period," with respect to any of the APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period, for such APS.

         "Rate Period Days," for any Rate Period, if such Rate Period is less than one year, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part I) in such Rate Period.

         [RESERVED]

         "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

         [RESERVED]

         "S&P" shall mean Standard & Poor's Fund, a New York corporation, and its successors.

         "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset that is a corporate debt security, the percentage determined by reference to the rating on such asset in accordance with the table set forth below:


      Rating                            S&P Discount Factors--
     Category                         Corporate Debt Securities
     --------                         -------------------------
       AAA                                      150%
        AA                                      155%
        A                                       160%
       BBB                                      165%
        BB                                      170%
        B                                       180%
        B-                                      190%
       CCC+                                     205%
       CCC                                      220%


         The S&P Discount Factors for S&P Eligible Assets that are preferred stocks are: (a) 240% for Sinking Fund Preferred Stock, Fixed Rate Perpetual Preferred Stock and Floating Rate Preferred Stock (as defined from time to time by S&P and provided to the Fund in writing) and (b) 400% for Adjustable Rate Preferred Stock (as defined from time to time by S&P and provided to the Fund in writing). The S&P Discount Factors for portfolio securities other than corporate debt securities and preferred stock will be the percentages provided in writing by S&P.

         Notwithstanding the foregoing, the S&P Discount Factor for short-term portfolio securities which are money market instruments and (a) which mature within 30 days or less will be 105%, (b) which mature between 31 and 90 days will be 110%, (c) which mature between 91 and 180 days will be 115%, (d) which mature between 181 and 270 days will be 120% and (e) which mature between 271 and 365 days will be 125%. (Money market instruments are defined as bankers acceptances, certificates of deposit, commercial paper, demand or time deposits, Eurodollar deposits, next-day federal funds and repurchase agreements, in each case issued by any institution which at the time of investment is a permitted bank where permitted bank means any bank, domestic or foreign, the commercial paper of which is rated "A-1+" by S&P. Eurodollar deposits are eligible money market instruments when issued by a permitted bank through its head office and/or any branch where the sovereign rating of the country (where the branch is located) is rated the same or higher than the issuing bank). The Discount Factor for Commercial Paper rated "A-1" by S&P is 160%, with diversification across a minimum of three issuers. The Discount Factor for Commercial paper rated "A-2" by S&P is 165%, with diversification across a minimum of five issuers. Commercial paper rated "A-1" and "A-2" may comprise no more than 20% of S&P Eligible Assets. No Discount Factor is applied to cash or Commercial Paper rated "A-1+" by S&P, provided such Commercial Paper matures in not more than 30 days and is held in lieu of cash until maturity. For portfolio securities which are debt securities issued by utilities, the Discount Factor is 180% for such securities rated "A" or better by S&P and 185% for such securities rated "BBB" or better by S&P, provided that (i) such debt securities are from original issues of at least $100 million with a remaining term to maturity of 30 years or less, (ii) such debt securities provide for periodic interest payments in cash over the security's life, (iii) total exposure in stocks and bonds of any one issuer with a "BBB" senior debt rating is limited to 5% of total assets, and total exposure in stocks and bonds of any one issuer with an "A" or better senior debt rating is limited to 10% of total assets, and (iv) 25% or less of the utility common stock and utility debt securities may be rated "BBB-" or have debt with a "BBB-" senior implied rating.

         "S&P Eligible Assets" means cash or any of the Fund's portfolio securities which are corporate bonds, preferred stocks or money market instruments; provided that portfolio securities that are corporate debt securities will not be included in the calculation of the Discounted Value of the Fund's portfolio for purposes of S&P rating of the APS unless there exist publicly available financial statements for the issuer of such security and unless such security (a) is rated CCC or higher by S&P, (b) provides for the periodic payment of interest thereon in cash, (c) does not provide for conversion or exchange into equity capital at any time over their respective lives, (d) has been registered under the Securities Act of 1933, as amended, (e) has not had notice given in respect thereof that any such corporate debt obligation is the subject of an offer by the issuer thereof of exchange or tender for cash, securities or any other type of consideration (except that corporate debt obligations in an amount not exceeding 10% of the value of the Fund's portfolio at any time shall not be subject to the provisions of this clause (e)) and (f) has a remaining term to maturity of less than 30 years. In addition, such portfolio debt securities must be within the following diversification requirements in order to be included in such calculation:

                                                                                       Maximum Percent
                                                      Maximum Percentage                   of Value
                          Minimum Original                 of Value                     of Fund Assets
                            Issue Size of               of Fund Assets                 Invested in any
                             Each Issue                 Invested in any                One S&P Industry
   S&P Rating(1)           ($ in million)              One Issuer(2),(3)                Category(2),(3)
   ----------             ----------------           ---------------------             ----------------
AAA...........                  $100                         10.0%                           50.0%
AA............                  $100                         10.0%                           33.3%
A.............                  $100                         10.0%                           33.3%
BBB...........                  $100                         5.0%                            20.0%
BB............                  $100                         4.0%                            12.0%
B.............                  $100                         3.0%                            8.0%
CCC...........                  $100                         3.0%                            8.0%

(1) Rating designations include (+) or (-) modifiers to the S&P rating where appropriate, except that corporate debt obligations rated CCC-may not be included in the calculations of the APS Basic Maintenance Amount.

(2) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category. Industries are determined with respect to the current industry categories of S&P (See Appendix B).

(3) To the extent the relevant limitation is less restrictive than that set forth under the Fund's Investment Restrictions, under which investments in a single issuer are limited to 5% of the Fund's total assets and investments in a single industry are limited to 25% of the Fund's total assets, the more restrictive limitation shall apply. For the purposes of calculating the percentage limitations regarding issuer and industry concentrations the issuers and related industries of any preferred stocks in the Fund's portfolio are included.

(4) 20% of the aggregate value of all corporate debt obligations in these rating categories may be from issues with an original issue size of greater than or equal to $50 million and less than $100 million.

(5) Corporate debt obligations in this rating category are limited to 20% of assets constituting S&P Eligible Assets and must have implied senior debt ratings of B- or higher.

         Portfolio securities that are preferred stock will not be included in the calculation of Discounted Value of the Fund's portfolio for purposes of S&P's rating of the Preferred Shares unless (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange or, if such issuer is a special purpose corporation, the parent corporation of such issuer has its common stock listed on either such Exchange, (d) the issuer of such a preferred stock has a senior debt rating from S&P of BBB or higher or a preferred stock rating of BBB or higher (except that 25% of the value of the Fund's assets may be invested in preferred stocks rated BBB-) and (e) such preferred stock has paid consistent cash dividends over the last 3 years (new preferred stock issues without such a dividend history must have an S&P rating of A or higher). In addition, the preferred stocks must have the following diversification requirements: (1) the preferred stock issue must be greater than $50 million in size or the issuer of such stock must have issues of the same tenor exceeding $50 million and such issuer must have an aggregate market capitalization of $500 million; (2) the minimum holding by the Fund of each issue of preferred stock (except for floating rate preferred issues) is $500,000 and the maximum holding by the Fund of each issue of preferred stock is $5 million; (3) the maximum percent of the value of the Fund's assets which may be invested in any one issuer (A) with a senior debt S&P rating of BBB is 2.5% and (B) with a senior debt S&P rating of A or better is 5%; (4) the maximum percentage of value of the Fund's assets that may be invested in any one S&P industry category is 20% (except for the utility industry, as to which no such percentage limitation shall apply); and (5) the maximum percent of the value of the Fund's assets invested in adjustable rate preferred stocks is 10%. In addition, with respect to floating rate preferred stock issues, (i) the Fund may not purchase an issue with a dividend period greater than 49 days (except new issues, which may have an initial dividend period of up to 64 days) and (ii) no issue of floating rate preferred stock which has incurred a failed auction or remarketing may be purchased by the Fund or will constitute an S&P Eligible Asset.

         "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

         "S&P Hedging Transactions" means futures contracts on Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

         "Special Dividend Period," with respect to any of the APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

         "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any federal estate tax or which can provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount.

         "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate for such APS, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

         "Subsequent Dividend Period," with respect to any of the APS, shall mean the period from and including the first day following the Initial Dividend Period thereof to but excluding the next Dividend Payment Date which follows a scheduled Auction for such APS and any period thereafter from and including one Dividend Payment Date which follows a scheduled Auction for such APS to but excluding the next succeeding Dividend Payment Date which follows a scheduled Auction for such APS; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

         "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

         "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided that none of such entities shall be a U.S. Government Securities Dealer.

         "Ten Year Average Yield" means the average yield to maturity for actively traded, marketable U.S. Treasury fixed-rate securities (adjusted to constant maturities of ten years).

         "Ten Year Constant Maturity Rate", on any date, means the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the Calendar Period with respect to such date), as published weekly by the Federal Reserve Board during the Calendar Period with respect to such date. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate with respect to such date shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Fund. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate with respect to such date will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than 12 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Company. In the event that the Fund determines in good faith that for any reason the Auction Agent cannot determine the Ten Year Constant Maturity Rate with respect to such date as provided above in this paragraph, then the Ten Year Constant Maturity Rate with respect to such date will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than 12 years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Auction Agent by the U.S. Government Securities Dealers.

         "Thirty Year Average Yield" means the average yield to maturity for actively traded, marketable U.S. Treasury fixed-interest-rate securities (adjusted to constant maturities of ten years).

         "Thirty Year Constant Maturity Rate", on any date, means the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by the Federal Reserve Board during the Calendar Period with respect to such date. In the event that the Federal Reserve Board does not publish such a weekly per annum Thirty Year Average Yield during such Calendar Period, then the Thirty Year Constant Maturity Rate with respect to such date shall be the arithmetic average of the two most recent weekly per annum Thirty Year Average Yields (or the one weekly per annum Thirty Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Board or by any U.S. Government department or agency selected by the Fund. In the event that a per annum Thirty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Thirty Year Constant Maturity Rate with respect to such date will be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly per annum average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than 28 nor more than 30 years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Fund. In the event that the Fund determines in good faith that for any reason the Auction Agent cannot determine the Thirty Year Constant Maturity Rate with respect to such date as provided above in this paragraph, then the Thirty Year Constant Maturity Rate with respect to such date will be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than 28 nor more than 30 years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Auction Agent by U.S. Government Securities Dealers.

         "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

         "Treasury Rate," on any date, shall mean the interest equivalent of the rate for direct obligations of the United States having a maturity which is equal to, or, if not equal to, next shorter than, 3 months, as published weekly by the Board of Governors of the Federal Reserve System in "Federal Reserve Statistical Release H.15(519), Selected Interest Rates" or any successor publication, within five Business Days preceding such date. If such statistical release is not published or is otherwise not available, the Treasury Rate will be the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the Business Day next preceding such date, of U.S. Government Securities Dealers furnished to the Auction Agent for the issue of direct obligations of the United States, in an aggregate principal amount of at least $1 million with a remaining maturity equal to, or next shorter than, 3 months, as the case may be. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Ten Year Constant Maturity Rate or the Thirty Year Constant Maturity Rate, such rate will be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers (if any) or any Substitute U.S. Government Securities Dealer or U.S. Government Securities Dealers ("Substitute U.S. Government Securities Dealers") selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers; provided that, in the event the Company is unable to cause such quotations to be furnished to the Auction Agent by such sources, the Company may cause the Treasury Rate to be furnished to the Auction Agent by such alternative source or sources as the Company in good faith deems to be reliable. For purposes of this definition, "interest equivalent" means the equivalent yield on a 360-day basis of a discount basis security to an interest-bearing security.

         "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Lehman Government Securities Incorporated, Smith Barney, Harris Upham & Co. and Morgan

Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Friday, or during any period in which the Fund shall have open positions in future contracts or open short positions in future contracts, each Business Day.

         "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

         "Voting Period" shall have the meaning set forth in paragraph (b) of
Section 5 of this Part I.

                                    PART II.

                  1. Certain Definitions. Capitalized terms not defined in
Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

         "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

         "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

         "Applicable Percentage" for any of the APS on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such APS in effect at the close of business on the Business Day next preceding such Auction Date.

          Prevailing Rating                                  Percentage
          -----------------                                  ----------
          "aa3"/AA- or higher.........................          150%
          "a3"/A1.....................................          200%
          "baa3"/BBB-.................................          250%
          Below "baa3"/BBB-...........................          300%

         For purposes of this definition, the "prevailing rating" of the APS shall be (i) "aa3"/AA- or higher if such APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below and (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then Below "baa3"/BBB-; provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for the APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or its successor as Broker-Dealer shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for such APS.

         "Available APS" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

         "Existing Holder," when used with respect to the APS, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such APS in the records of the Auction Agent.

         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

         "Maximum Rate," for any of the APS on any Auction Date, shall mean the product of (i) the higher of (a) the "AA" Composite Commercial Paper Rate, (b) the Treasury Rate, (c) the Ten Year Constant Maturity Rate and (d) the Thirty Year Constant Maturity Rate on such Auction Date for the next Rate Period and
(ii) the Applicable Percentage on such Auction Date.

         "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Outstanding" shall mean, as of any Auction Date with respect to any of the APS, the number of APS theretofore issued by the Fund except, without duplication, (i) any APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Holder," when used with respect to any of the APS, shall mean any Person, including any Existing Holder of such APS, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring such APS (or, in the case of an Existing Holder of APS, additional shares of such APS).

         "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

         "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

                  2. Orders by Existing Holders and Potential Holders. Prior to the Submission Deadline on each Auction Date:

                                    (i) each Existing Holder of APS subject
         to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

                                    (A)  the number of Outstanding shares, if
         any, of such APS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for such APS for the next succeeding Rate Period of such APS;

                                    (B)  the number of Outstanding shares, if
         any, of such APS which such Existing Holder offers to sell if the Applicable Rate for such APS for the next succeeding Rate Period of such APS shall be less than the rate per annum specified by such Existing Holder; and/or

                                    (C)  the number of Outstanding shares,
         if any, of such APS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for such APS for the next succeeding Rate Period of such APS;

and

                                    (ii) one or more Broker-Dealers, using
         lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of APS, if any, which each such Potential Holder offers to purchase if the Applicable Rate for such APS for the next succeeding Rate Period of such APS shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                           (b) (i)  A bid by an Existing Holder of any of
the APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A)  the number of Outstanding APS specified
         in such Bid if the Applicable Rate for such APS determined on such Auction Date shall be less than the rate specified therein:

                                    (B)  such number or a lesser number of
         Outstanding APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such APS determined on such Auction Date shall be equal to the rate specified therein; or

                                    (C)  the number of Outstanding APS specified
         in such Bid if the rate specified therein shall be higher than the Maximum Rate for such APS, or such number or a lesser number of Outstanding APS to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for such APS and Sufficient Clearing Bids for such APS do not exist.

                                    (ii) A Sell Order by an Existing Holder
         of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A)  the number of Outstanding APS specified
         in such Sell Order; or

                                    (B)  such number or a lesser number of
         Outstanding APS as set forth in clause (iii) of paragraph (b) of
         Section 5 of this Part II if Sufficient Clearing Bids for such APS do not exist.

                                    (iii)  A Bid by a Potential Holder of
         shares of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                    (A)  the number of Outstanding APS specified
         in such Bid if the Applicable Rate for such APS determined on such Auction Date shall be higher than the rate specified therein; or

                                    (B)  such number or a lesser number of
         Outstanding APS as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such APS determined on such Auction Date shall be equal to the rate specified therein.

                           (c) No Order for any number of APS other than whole shares shall be valid.

                  3. Submission of Orders by Broker-Dealers to Auction Agent.
(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for the APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

                                    (i) the name of the Bidder placing such
         Order;

                                    (ii) the aggregate number of APS that
         are the subject of such Order;

                                    (iii) to the extent that such Bidder is
         an Existing Holder of APS:

                                    (A)  the number of APS, if any, subject to
         any Hold Order placed by such Existing Holder;

                                    (B)  the number of APS, if any, subject to
         any Bid placed by such Existing Holder and the rate specified in such Bid; and

                                    (C)  the number of APS, if any, subject to
         any Sell Order placed by such Existing Holder; and

                                    (iv) to the extent such Bidder is a
         Potential Holder of APS, the rate and number of APS specified in such Potential Holder's Bid.

                           (b) If any rate specified in any Bid contains more
than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                           (c) In connection with a Rate Period of less than
90 days, if an Order or Orders covering all of the Outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent. In connection with a Rate Period of 90 days or more, if an Order or Orders covering all of the Outstanding APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Sell Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                           (d) If any Existing Holder submits through a
Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                                    (i) all Hold Orders for APS shall be
         considered valid, but only up to and including in the aggregate the number of Outstanding APS held by such Existing Holder, and if the number of APS subject to such Hold Orders exceeds the number of Outstanding APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding APS held by such Existing Holder;

                                    (ii) (A) any Bid for APS shall be
         considered valid up to and including the excess of the number of Outstanding

         APS held by such Existing Holder over the number of APS subject to any Hold Orders referred to in clause (i) above;

                                    (B)  subject to subclause (A), if more than
         one Bid for such APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of APS equal to such excess;

                                    (C)  subject to subclauses (A) and (B), if
         more than one Bid for APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                    (D)  in any such event, the number, if any,
         of such Outstanding APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for such APS by a Potential Holder at the rate therein specified; and

                                    (iii) all Sell Orders for APS shall be
         considered valid up to and including the excess of the number of Outstanding APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

                           (e) If more than one Bid for one or more APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

                           (f) An Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

                  4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for the APS for which an Auction is being held determine:

                                    (i) the excess of the number of
         Outstanding APS over the number of Outstanding APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

                                    (ii) from the Submitted Orders for such
         APS whether:

                                    (A)  the number of Outstanding APS subject
         to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for such APS exceeds or is equal to the sum of

                                    (B)  the number of Outstanding APS subject
         to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate for such APS; and

                                    (C)  the number of Outstanding APS subject
         to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of APS in subclauses (B) and (C) above is zero because all of the Outstanding APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                                    (iii) if Sufficient Clearing Bids for
         the APS exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate") which if:

                                    (A)  (I) each such Submitted Bid from
         Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the APS that are subject to such Submitted Bids; and

                                    (B)  (I) each such Submitted Bid from
         Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding APS which, when added to the number of

Outstanding APS to be purchased by such Potential Holders described in subclause
(B) above, would equal not less than the Available APS.

                           (b) Promptly after the Auction Agent has made the
determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for the APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for such APS for the next succeeding Rate Period thereof as follows:

                                    (i) if Sufficient Clearing Bids for such
         APS exist, that the Applicable Rate for such APS for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for such APS to determined;

                                    (ii) if Sufficient Clearing Bids for
         such APS do not exist (other than because all of the Outstanding shares of such APS are subject to Submitted Hold Orders), that the Applicable Rate for such APS for the next succeeding Rate Period, which shall be a Minimum Dividend Period, thereof shall be equal to the Maximum Rate for such APS; or

                                    (iii) if all of the Outstanding APS are
         subject to Submitted Hold Orders, that the Applicable Rate for such APS for the next succeeding Rate Period thereof shall be equal to (A) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period is less than one year or (B) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or greater.

                  5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

                           (a) If Sufficient Clearing Bids for any of the APS
have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such APS shall be rejected:

                                    (i) Existing Holders' Submitted Bids for
         the APS specifying any rate that is higher than the Winning Bid Rate for such APS shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

                                    (ii) Existing Holders' Submitted Bids
         for the APS specifying any rate that is lower than the Winning Bid Rate for such APS shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

                                    (iii) Potential Holders' Submitted Bids
         for the APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                                    (iv) each Existing Holder's Submitted
         Bid for the APS specifying a rate that is equal to the Winning Bid Rate for the APS shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for such APS; and

                                    (v) each Potential Holder's Submitted
         Bid for the APS specifying a rate that is equal to the Winning Bid Rate for such APS shall be accepted but only in an amount equal to the number of APS obtained by multiplying the number of shares in the excess of the Available APS over the number of the APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph
         (a) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for such APS; and

                           (b) If Sufficient Clearing Bids for any of the APS
have not been made (other than because all of the Outstanding APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 5, Submitted Orders for such APS shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such APS shall be rejected:

                                    (i) Existing Holders' Submitted Bids for
         the APS specifying any rate that is equal to or lower than the Maximum Rate for such APS shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

                                    (ii) Potential Holders' Submitted Bids
         for the APS specifying any rate that is equal to or lower than the Maximum Rate for such APS shall be accepted; and

                                    (iii) Each Existing Holder's Submitted
         Bid for the APS specifying any rate that is higher than the Maximum Rate of such APS and the Submitted Sell Orders for the APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of APS obtained by multiplying the number of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

                           (c) If all of the Outstanding APS are subject to
Submitted Hold Orders, all Submitted Bids for such APS shall be rejected.

                           (d) If, as a result of the procedures described in
clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this
Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of APS so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

                           (e) If, as a result of the procedures described in
clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such APS for purchase among Potential Holders so that only whole shares of such APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

                           (f) Based on the results of each Auction for the APS,
the Auction Agent shall determine the aggregate number of APS to be purchased and the aggregate number of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of APS such Broker-Dealer shall receive, as the case may be, shares of APS.

                  6.  [RESERVED]

                  7. Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to the APS prior to the issuance of such APS.

                           (b) An Existing Holder may sell, transfer or
otherwise dispose of the APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

                           (c) All of the APS outstanding from time to time
shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

                           (d) Neither the Fund nor any affiliate thereof may
submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

                                   APPENDIX A
                         MOODY'S INDUSTRY CLASSIFICATION

         1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

         2. Automobile: Automotive Equipment, Auto Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

         3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

         4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

         5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products
(Building-related Only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

         6. Chemicals, Plastics and Rubber: Chemicals (Non-Agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

         7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

         8.   Personal and Non-Durable Consumer Products (Manufacturing Only):
Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

         9.   Diversified/Conglomerate Manufacturing

         10.  Diversified/Conglomerate Service

         11.  Diversified Natural Resources, Precious Metals and Minerals:
Fabricating, Distribution, Mining and Sales

         12. Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste Disposal

         13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

         14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

         15. Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

         16.  Grocery: Grocery Stores, Convenience Food Stores

         17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

         18.  Home and Office Furnishings, Housewares, and Durable Consumer
Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

         19.  Hotels, Motels, Inns and Gaming

         20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

         21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

         22. Machinery (Non-Agriculture, Non-Construction, Non-Electronic); Industrial, Machine Tools, Steam Generators

         23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

         24. Oil and Gas: Crude Producer, Retailer, Well Supply, Services and Drilling

         25.  Personal, Food and Miscellaneous Services

         26. Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, TV, Cable, Broadcasting Equipment

         27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

         28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

         29. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

         30. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

         31.  Personal Transportation: Air, Bus, Rail, Car Rental

         32.  Utilities: Electric, Water, Hydro Power, Gas, Diversified

         33. Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

                                   APPENDIX B

                          S&P INDUSTRY CLASSIFICATIONS

AEROSPACE AND DEFENSE                            FOOD SERVICE
     Aircraft manufacturer/components                Food service/restaurant
     Arms and ammunition                             Vending
AIR TRANSPORT                                    FOREIGN CORPORATIONS
AUTOMOTIVE                                       FOREIGN GOVERNMENTS OR PROVINCES
     Manufacturers                               FOREST PRODUCTS
     Parts and equipment                             Building materials
     Tire and rubber                                 Paper products and containers
BEVERAGE AND TOBACCO                             HEALTHCARE
BROADCAST RADIO AND TELEVISION                       Medical equipment/supply
BROKERAGES/SECURITIES DEALERS/                       Hospital management
INVESTMENT HOUSES                                HOME FURNISHINGS
BUILDING AND DEVELOPMENT                             Appliances
     Builders                                        Furniture/fixtures
     Land development/real estate                    Housewares
     Mobile homes                                HOTELS/MOTELS/INNS & CASINOS
     Real Estate Investment Trusts               INDUSTRIAL EQUIPMENT
BUSINESS EQUIPMENT AND SERVICES                      Machinery
     Graphic arts                                    Manufacturing/Industrial
     Office equipment/computers                      Specialty instruments
     Data processing service bureaus             INSURANCE
     Computer software                           LEISURE
CABLE TELEVISION                                     Leisure goods
CHEMICALS/PLASTICS                                   Leisure activities/motion pictures
     Coatings/paints/varnishes                   NONFERROUS METALS/MINERALS
CLOTHING/TEXTILES                                    Aluminum producers
CONGLOMERATES                                        Other metal/mineral producers
CONTAINERS AND GLASS PRODUCTS                        Mining (incl. coal)
COSMETICS/TOILETRIES                             OIL AND GAS
DRUGS                                                Producers/refiners
ECOLOGICAL SERVICES AND EQUIPMENT                    Gas pipelines
     Waste disposal services and equipment       PUBLISHING
ELECTRONICS/ELECTRIC                             RAIL INDUSTRIES
     Equipment                                       Railroads
     Components                                      Rail equipment
EQUIPMENT LEASING                                RETAILERS (OTHER THAN FOOD/DRUG)
     Auto leasing/rentals                        STEEL
     Equipment leasing                           SUPRANATIONAL AGENCIES
     Data processing equipment                   SURFACE TRANSPORT

     service/leasing                                 Shipping/shipbuilding
FARMING/AGRICULTURE                                  Trucking
     Agricultural products and equipment         TELECOMMUNICATIONS/CELLULAR
     Fertilizers                                     COMMUNICATIONS
FINANCIAL INTERMEDIARIES                         UTILITIES
     Banking                                         Electric
     Finance companies                                 Local gas
FOOD/DRUG RETAILERS                              Water

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of November ___, 1992.



                                              ------------------------
                                              Weston B. Wetherell
                                              Assistant Secretary



State of                   )
                           )       ss
County of                  )

         Then personally appeared before me Weston B. Wetherell, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Assistant Secretary of Van Kampen Merritt Limited Term High Income Trust.


                                   Before me,


                                   ------------------------
                                   Notary Public

My commission expires:
                                   ------------------------

                                   APPENDIX C

                          ACQUIRING FUND ANNUAL REPORT

                                      DATED

                                DECEMBER 31, 2004

Item 1.  Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen High Income Trust II performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of December 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/04

HIGH INCOME TRUST II
SYMBOL: VLT
-----------------------------------------------------------
AVERAGE ANNUAL                         BASED ON    BASED ON
TOTAL RETURNS                            NAV        MARKET

Since Inception (4/28/89)                5.87%       6.39%

10-year                                  6.70        7.26

5-year                                   4.76        9.19

1-year                                  14.09       10.83
-----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The J.P. Morgan Global High Yield Index is generally representative of high-yield securities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

Van Kampen High Income Trust II is managed by the Adviser's High Yield team.(1) Current team members include Gordon Loery, Executive Director of the Adviser; Josh Givelber, Vice President and Chad Liu, Vice Presidents of the Adviser; and Sheila Finnerty, Managing Director of the Adviser.

MARKET CONDITIONS

The CSFB High Yield Index, a broad index for the high yield market, returned 11.95% for the 12-month period ended December 31, 2004. In discussing the high yield market during 2004, it is worth noting that 2003 was one of the best years ever for this asset class, with the CSFB Index returning almost 28%. That banner year was driven by strong economic news and significantly improved corporate earnings, combined with declining defaults and record inflows into the asset class. The strong returns of 2003 continued through the end of January 2004.

Beginning in February 2004, however, the market's technical (i.e., supply/demand) situation changed. Though fundamental factors such as earnings and default rate remained as strong as they had been during the prior 15-month rally, demand receded as market participants grew concerned over the lack of job creation in the U.S. economy. Many investors took profits and became more risk-averse. Then, in early April, significant interest rate increases caused a pronounced sell-off in high yield and throughout the fixed income markets. In addition, because of the sustained rally in high yield that had previously taken place, many of these bonds were priced at a premium. In a sense, we believe the high yield market had run out of room to rally. At the same time, the high yield market's new issue calendar continued to be robust, which had a negative impact on the market's technical situation. This difficult environment persisted through May 2004.

In June, the high yield sector rebounded, experiencing a solid seven-month run through the end of 2004. The strong fundamental factors detailed above continued during this time and the supply/demand situation improved as buyers returned to the market. For each of the last seven months of 2004, high yield posted gains of 1% or more, and was the best performing fixed-income asset class for the year. As a measure of the high yield market's improvement over the 12-month period, the spread of the CSFB High Yield Index declined compared with Treasuries of similar maturity, from 486 basis points to 346 basis points. In a similar vein, the average yield to maturity of high yield bonds declined from 8.34% at the end of 2003 to 7.56% at the close of 2004.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

A closed-end fund's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On an NAV basis, the trust outperformed its benchmark, the J.P. Morgan Global High Yield Index, though it underperformed the index on a market-value basis. (See table below.)

During the period, three strategic decisions helped the trust's performance most. First, the trust enjoyed favorable security selection within the housing industry. Going back to late 2003, the trust had held several homebuilding issues that performed well, while the performance of building products companies had lagged. Early in 2004, we felt that homebuilding bonds had become overpriced, and based on our analysis we sold most of the trust's allocation, replacing these bonds with building products issues that performed extremely well over the remainder of the period. Second, the trust benefited from its lack of participation in airline bonds. Airlines were the worst performing sector within the high yield market during the 12-month period. Third, our security selection in the wireless communications and telecom sectors added to performance as we avoided several credits that had poor business results while our selections within this sector generally posted solid earnings.

The main detractor from performance during the period was security selection within the utility, service and gaming/leisure sectors. In addition, the trust's underweight in the metals/mining sector hurt performance as higher metal prices led this sector to strong gains during 2004.

On an ongoing basis, we seek to maintain a balanced and well-diversified portfolio. The trust's portfolio consists of approximately 150 issuers. This level of diversification can reduce overall credit risk, yet also allow sufficient average security size for strategic overweights. We continue to maintain an average credit quality of single B, similar to the benchmark. Beginning in late in 2003 and early 2004, we reduced the trust's allocation in BBB and higher BB credits

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

------------------------------------------------------------
                       BASED ON     J.P. MORGAN GLOBAL
      BASED ON NAV   MARKET PRICE    HIGH YIELD INDEX

         14.09%         10.83%            11.70%
------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

as many of these issues had performed well when interest rates declined and Treasuries and other fixed-income securities rallied. The performance of these higher rated bonds generally correlates with that of Treasuries, and the trust sold several BBB and BB credits before interest rates spiked in the spring and Treasuries were negatively impacted. In their place, we purchased lower quality credits, which historically have performed better than BBB and BB bonds in a rising interest rate environment. In terms of issuer size, we generally focus on larger companies because of their financial flexibility, ability to withstand less-favorable financial markets and superior access to capital markets.

As we have stated, we believe the fundamentals of the high yield market remain positive, with favorable earnings, lower default rates and modestly tightening high yield credit spreads. Many of these positive factors have already been "priced into" the market during the past two years, however, and high yield seems to us to be fairly valued. We believe that in 2005, high yield returns should be driven primarily by coupon income rather than price appreciation. We look for the trust's holdings to earn their coupon in the coming months and are hopeful that market fundamentals will remain favorable through the end of 2005.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 12/31/04
BBB/Baa                                                           1.4%
BB/Ba                                                            39.7
B/B                                                              53.2
CCC/Caa                                                           5.5
Non-Rated                                                         0.2

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/04
Energy                                                            8.8%
Gaming & Leisure                                                  7.8
Chemicals                                                         7.7
Forest Products                                                   7.7
Utility                                                           7.0
Diversified Media                                                 5.9
Healthcare                                                        5.7
Housing                                                           5.5
Cable                                                             5.3
Food & Tobacco                                                    4.6
Services                                                          4.3
Transportation                                                    4.1
Wireless Communications                                           3.8
Telecommunications                                                3.8
Manufacturing                                                     2.7
Consumer Products                                                 2.5
Information Technology                                            2.4
Food & Drug                                                       2.4
Metals                                                            1.6
Retail                                                            1.0
Financial                                                         0.9
Aerospace                                                         0.6
Broadcasting                                                      0.4
                                                                -----
Total Long-Term Investments                                      96.5%
Short-Term Investments                                            3.5
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation percentages are as a percentage of long-term investments. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          CORPORATE BONDS  162.8%
          AEROSPACE  1.0%
$  355    K & F Acquisition, Inc., 144A--Private Placement
          (a)..............................................   7.750%   11/15/14   $   368,312
                                                                                  -----------

          BROADCASTING  0.6%
   220    Salem Communications Corp. ......................   7.750    12/15/10       238,975
                                                                                  -----------

          CABLE  9.0%
   425    Cablevision Systems Corp., 144A--Private
          Placement (a) (b)................................   6.669    04/01/09       452,625
   755    Charter Communications Holdings LLC..............   9.625    11/15/09       666,287
   115    DirecTV Holdings LLC.............................   8.375    03/15/13       129,519
   635    Echostar DBS Corp. ..............................   6.375    10/01/11       652,462
   740    Kabel Deutschland GmbH, 144A--Private Placement
          (Germany) (a)....................................  10.625    07/01/14       854,700
   635    PanAmSat Corp., 144A--Private Placement (a)......   9.000    08/15/14       711,994
                                                                                  -----------
                                                                                    3,467,587
                                                                                  -----------
          CHEMICALS  13.1%
   460    Equistar Chemicals LP............................  10.125    09/01/08       532,450
   250    Equistar Chemicals LP............................  10.625    05/01/11       291,250
   180    FMC Corp. .......................................  10.250    11/01/09       207,450
   145    Huntsman Advanced Materials LLC, 144A--Private
          Placement (a)....................................  11.000    07/15/10       173,275
   200    Innophos, Inc.,144A--Private Placement (a).......   8.875    08/15/14       217,000
   145    ISP Chemco, Inc. ................................  10.250    07/01/11       164,575
   675    ISP Holdings, Inc. ..............................  10.625    12/15/09       750,937
   105    Koppers, Inc. ...................................   9.875    10/15/13       120,225
   570    Lyondell Chemical Co. ...........................  10.500    06/01/13       681,150
    40    Millennium America, Inc. ........................   7.000    11/15/06        41,800
   385    Millennium America, Inc. ........................   9.250    06/15/08       439,862
   395    Nalco Co. .......................................   7.750    11/15/11       428,575
   365    Rhodia SA (France)...............................   8.875    06/01/11       369,562
   445    Rockwood Specialties Group, Inc. ................  10.625    05/15/11       513,975
   101    Westlake Chemical Corp. .........................   8.750    07/15/11       114,635
                                                                                  -----------
                                                                                    5,046,721
                                                                                  -----------
          CONSUMER PRODUCTS  3.7%
   200    Amscan Holdings, Inc. ...........................   8.750    05/01/14       201,000
   155    Oxford Industrials, Inc. ........................   8.875    06/01/11       167,206
   620    Phillips Van-Heusen Corp. .......................   7.250    02/15/11       654,100
   235    Rayovac Corp. ...................................   8.500    10/01/13       262,025
   116    Tempur Pedic, Inc. ..............................  10.250    08/15/10       133,980
                                                                                  -----------
                                                                                    1,418,311
                                                                                  -----------
          DIVERSIFIED MEDIA  10.1%
   602    Advanstar Communications, Inc. (b)...............   9.790    08/15/08       632,494
   550    CanWest Media, Inc. (Canada).....................  10.625    05/15/11       620,125
   485    Houghton Mifflin Co. ............................   9.875    02/01/13       533,500

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          DIVERSIFIED MEDIA (CONTINUED)
$  475    Interpublic Group of Cos., Inc. .................   6.250%   11/15/14   $   483,008
   465    Marquee, Inc., 144A--Private Placement (a) (b)...   6.540    08/15/10       491,737
   111    PEI Holdings, Inc. ..............................  11.000    03/15/10       129,870
   640    Primedia, Inc. ..................................   8.875    05/15/11       680,000
   295    Vertis, Inc. ....................................   9.750    04/01/09       321,550
                                                                                  -----------
                                                                                    3,892,284
                                                                                  -----------
          ENERGY  14.9%
   245    BRL Universal Equipment..........................   8.875    02/15/08       258,781
   340    CHC Helicopter Corp. (Canada)....................   7.375    05/01/14       360,400
   105    CITGO Petroleum Corp., 144A--
          Private Placement (a)............................   6.000    10/15/11       105,000
   670    El Paso Production Holding Co. ..................   7.750    06/01/13       705,175
   640    Frontier Oil Corp., 144A--Private Placement
          (a)..............................................   6.625    10/01/11       656,000
    70    Hanover Compressor Co. ..........................   8.625    12/15/10        76,825
   285    Hanover Compressor Co. ..........................   9.000    06/01/14       318,487
   275    Hanover Equipment Trust..........................   8.500    09/01/08       297,000
   120    Hanover Equipment Trust..........................   8.750    09/01/11       130,800
   410    Hilcorp Energy Finance Corp., 144A--Private
          Placement (a)....................................  10.500    09/01/10       465,350
   140    Magnum Hunter Resources, Inc. ...................   9.600    03/15/12       159,600
   275    Pacific Energy Partners..........................   7.125    06/15/14       294,250
   615    Plains Exploration & Production Co. .............   7.125    06/15/14       673,425
   227    Port Arthur Finance Corp. .......................  12.500    01/15/09       266,255
   135    Tesoro Petroleum Corp. ..........................   9.625    04/01/12       155,925
   760    Vintage Petroleum, Inc. .........................   7.875    05/15/11       813,200
                                                                                  -----------
                                                                                    5,736,473
                                                                                  -----------
          FINANCIAL  1.4%
   510    Refco Finance Holdings LLC, 144A--Private
          Placement (a)....................................   9.000    08/01/12       561,000
                                                                                  -----------

          FOOD & DRUG  4.0%
   510    Delhaize America, Inc. ..........................   8.125    04/15/11       597,069
   115    Jean Coutu Group (PJC), Inc., 144A--Private
          Placement (Canada) (a)...........................   7.625    08/01/12       122,187
   530    Jean Coutu Group (PJC), Inc., 144A--Private
          Placement (Canada) (a)...........................   8.500    08/01/14       545,900
 1,180    Jitney-Jungle Stores America, Inc. (c) (d) (e)...  12.000    03/01/06             0
   270    Rite Aid Corp. ..................................   8.125    05/01/10       286,875
                                                                                  -----------
                                                                                    1,552,031
                                                                                  -----------
          FOOD & TOBACCO  7.9%
   550    Constellation Brands, Inc. ......................   8.000    02/15/08       600,875
   255    Michael Foods, Inc. .............................   8.000    11/15/13       270,300
   155    Pilgrim's Pride Corp. ...........................   9.250    11/15/13       174,375
   570    Pilgrim's Pride Corp. ...........................   9.625    09/15/11       644,100
   305    Smithfield Foods, Inc. ..........................   7.000    08/01/11       327,112

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          FOOD & TOBACCO (CONTINUED)
$  160    Smithfield Foods, Inc. ..........................   7.625%   02/15/08   $   172,000
   760    Smithfield Foods, Inc. ..........................   8.000    10/15/09       845,500
                                                                                  -----------
                                                                                    3,034,262
                                                                                  -----------
          FOREST PRODUCTS  13.0%
   755    Abitibi-Consolidated, Inc. (Canada)..............   6.000    06/20/13       723,856
   245    Abitibi-Consolidated, Inc. (Canada)..............   8.550    08/01/10       266,744
   410    Georgia-Pacific Corp. ...........................   8.875    02/01/10       479,187
   575    Graphic Packaging International, Inc. ...........   9.500    08/15/13       656,937
   415    MDP Acquisitions PLC (Ireland)...................   9.625    10/01/12       464,800
   175    Norampac, Inc. (Canada)..........................   6.750    06/01/13       185,062
 1,020    Owens-Brockway Glass Containers, Inc. ...........   8.875    02/15/09     1,113,075
   365    Pliant Corp. ....................................  13.000    06/01/10       357,700
   790    Tembec Industries, Inc. (Canada).................   7.750    03/15/12       768,275
                                                                                  -----------
                                                                                    5,015,636
                                                                                  -----------
          GAMING & LEISURE  13.2%
   325    Ceasars Entertainment............................   8.875    09/15/08       368,875
   240    Gaylord Entertainment Co., 144A--Private
          Placement (a)....................................   6.750    11/15/14       242,400
   690    Harrahs Operating Co., Inc. .....................   7.875    12/15/05       719,325
   129    HMH Properties, Inc. ............................   7.875    08/01/08       133,192
   200    Host Marriott LP.................................   7.125    11/01/13       214,750
   500    Intrawest Corp., 144A--Private Placement (Canada)
          (a)..............................................   7.500    10/15/13       534,375
   355    Isle of Capri Casinos, Inc. .....................   7.000    03/01/14       363,875
   115    MGM Mirage, Inc. ................................   5.875    02/27/14       113,562
   830    MGM Mirage, Inc. ................................   6.000    10/01/09       854,900
   645    Mohegan Tribal Gaming Authority..................   7.125    08/15/14       682,087
   380    Park Place Entertainment Corp. ..................   7.875    12/15/05       395,200
   465    Station Casinos, Inc. ...........................   6.000    04/01/12       476,044
                                                                                  -----------
                                                                                    5,098,585
                                                                                  -----------
          HEALTHCARE  9.6%
   290    AmerisourceBergen Corp. .........................   8.125    09/01/08       324,075
   255    Community Health Systems, Inc., 144A--Private
          Placement (a)....................................   6.500    12/15/12       258,188
   845    Extendicare Health Services, Inc. ...............   6.875    05/01/14       866,125
   295    Fisher Scientific International, Inc. ...........   8.125    05/01/12       328,925
   125    Fisher Scientific International, Inc., 144A--
          Private Placement (a)............................   6.750    08/15/14       134,688
   410    Fresenius Medical Care Capital Trust II..........   7.875    02/01/08       445,875
   180    Fresenius Medical Care Capital Trust IV..........   7.875    06/15/11       201,600
   380    HCA, Inc. .......................................   6.375    01/15/15       382,239
    65    National Nephrology Associates, Inc., 144A--
          Private Placement (a)............................   9.000    11/01/11        75,563

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          HEALTHCARE (CONTINUED)
$  335    Team Health Inc. ................................   9.000%   04/01/12   $   329,138
   325    Tenet Healthcare Corp., 144A--
          Private Placement (a)............................   9.875    07/01/14       355,875
                                                                                  -----------
                                                                                    3,702,291
                                                                                  -----------
          HOUSING  9.2%
    59    CB Richard Ellis Service, Inc. ..................   9.750    05/15/10        67,555
   405    CB Richard Ellis Service, Inc. ..................  11.250    06/15/11       467,775
   465    Interface, Inc. .................................   9.500    02/01/14       509,175
   455    Nortek, Inc., 144A--Private Placement (a)........   8.500    09/01/14       477,750
   650    Ply Gem Industries, Inc., 144A--
          Private Placement (a)............................   9.000    02/15/12       663,000
   250    Propex Fabrics, Inc., 144A--
          Private Placement (a)............................  10.000    12/01/12       260,625
   330    RMCC Acquisition Co., 144A--
          Private Placement (a)............................   9.500    11/01/12       330,825
   280    Technical Olympic USA, Inc. .....................   9.000    07/01/10       301,000
   215    Technical Olympic USA, Inc. .....................   9.000    07/01/10       231,125
   230    Technical Olympic USA, Inc. .....................  10.375    07/01/12       258,750
                                                                                  -----------
                                                                                    3,567,580
                                                                                  -----------
          INFORMATION TECHNOLOGY  4.1%
   335    Iron Mountain, Inc. .............................   7.750    01/15/15       341,700
   570    Iron Mountain, Inc. .............................   8.625    04/01/13       608,475
   590    Xerox Corp. .....................................   7.125    06/15/10       640,150
                                                                                  -----------
                                                                                    1,590,325
                                                                                  -----------
          MANUFACTURING  4.5%
   115    Flowserve Corp. .................................  12.250    08/15/10       127,650
   395    Johnsondiversey, Inc. ...........................   9.625    05/15/12       443,388
   325    Manitowoc, Inc. .................................  10.500    08/01/12       375,375
   755    Trimas Corp. ....................................   9.875    06/15/12       804,075
                                                                                  -----------
                                                                                    1,750,488
                                                                                  -----------
          METALS  2.8%
   159    Doe Run Resources Corp. (Acquired 02/15/01 to
          10/15/04, Cost $139,441) (f) (g).................  11.750    11/01/08       135,862
   105    Foundation PA Coal Co., 144A--
          Private Placement (a)............................   7.250    08/01/14       112,350
   155    General Cable Corp. .............................   9.500    11/15/10       175,925
   325    UCAR Finance, Inc. ..............................  10.250    02/15/12       372,938
   248    United States Steel Corp. .......................   9.750    05/15/10       283,960
                                                                                  -----------
                                                                                    1,081,035
                                                                                  -----------
          RETAIL  1.7%
   215    General Nutrition Center, Inc. ..................   8.500    12/01/10       204,250
   435    Petro Stopping Center Financial..................   9.000    02/15/12       462,188
                                                                                  -----------
                                                                                      666,438
                                                                                  -----------

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                        COUPON    MATURITY      VALUE
---------------------------------------------------------------------------------------------
          SERVICES  7.3%
$1,140    Allied Waste North America, Inc. ................   8.875%   04/01/08   $ 1,225,500
   380    Buhrmann US, Inc. ...............................   8.250    07/01/14       386,175
   295    MSW Energy Holdings II LLC.......................   7.375    09/01/10       311,225
    65    MSW Energy Holdings LLC..........................   8.500    09/01/10        71,500
   295    United Rentals North America, Inc. ..............   6.500    02/15/12       289,100
   540    United Rentals North America, Inc. ..............   7.750    11/15/13       531,900
                                                                                  -----------
                                                                                    2,815,400
                                                                                  -----------
          TELECOMMUNICATIONS  6.4%
   450    Axtel SA (Mexico)................................  11.000    12/15/13       487,125
   640    Cincinnati Bell, Inc. ...........................   7.250    07/15/13       660,800
   220    Exodus Communications, Inc. (c) (d) (e)..........  11.250    07/01/08             0
   320    Qwest Communications International, Inc., 144A--
          Private Placement (a) (b)........................   6.040    02/15/09       325,600
   525    Qwest Corp. .....................................   6.625    09/15/05       538,125
   425    Qwest Corp., 144A--Private Placement (a).........   7.875    09/01/11       463,250
                                                                                  -----------
                                                                                    2,474,900
                                                                                  -----------
          TRANSPORTATION  7.0%
   335    AutoNation, Inc. ................................   9.000    08/01/08       384,413
   435    Laidlaw International, Inc. .....................  10.750    06/15/11       510,038
   795    Sonic Automotive, Inc. ..........................   8.625    08/15/13       851,644
   820    TRW Automotive, Inc. ............................   9.375    02/15/13       955,300
                                                                                  -----------
                                                                                    2,701,395
                                                                                  -----------
          UTILITY  11.9%
   365    AES Corp. .......................................   7.750    03/01/14       397,850
    18    AES Corp. .......................................   8.875    02/15/11        20,655
    54    AES Corp. .......................................   9.375    09/15/10        63,045
   245    Calpine Corp., 144A--Private Placement (a).......   8.500    07/15/10       211,313
    50    CMS Energy Corp. ................................   7.500    01/15/09        53,500
   295    CMS Energy Corp. ................................   8.500    04/15/11       336,669
   405    Dynegy Holdings, Inc. ...........................   6.875    04/01/11       391,838
   295    Dynegy Holdings, Inc., 144A--
          Private Placement (a)............................   9.875    07/15/10       331,138
   170    IPALCO Enterprises, Inc. ........................   8.625    11/14/11       191,250
   350    Monongahela Power Co. ...........................   5.000    10/01/06       358,071
   220    Nevada Power Co. ................................   8.250    06/01/11       253,825
   360    Nevada Power Co. ................................   9.000    08/15/13       423,000
   300    PSEG Energy Holdings, Inc. ......................   7.750    04/16/07       318,750
   200    Reliant Energy, Inc. ............................   6.750    12/15/14       199,750
   145    Southern Natural Gas Co. ........................   8.875    03/15/10       163,125
   580    TNP Enterprises, Inc. ...........................  10.250    04/01/10       622,050
   200    Trans Continental Gas Pipe Line Corp. ...........   8.875    07/15/12       244,250
                                                                                  -----------
                                                                                    4,580,079
                                                                                  -----------

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          WIRELESS COMMUNICATIONS  6.4%
$  120    Centennial Communications Corp. ................. 8.125%   02/01/14   $   123,900
   750    Nextel Communications, Inc. ..................... 6.875    10/31/13       817,500
   210    Rogers Wireless Communications, Inc.,
          144A--Private Placement (Canada) (a)............. 7.500    03/15/15       222,600
   155    Rogers Wireless Communications, Inc.,
          144A--Private Placement (Canada) (a)............. 8.000    12/15/12       164,688
   185    Rural Cellular Corp. (b)......................... 6.990    03/15/10       192,400
   425    Rural Cellular Corp. ............................ 8.250    03/15/12       451,563
   500    SBA Communications Corp., 144A--Private Placement
          (a).............................................. 8.500    12/01/12       512,500
                                                                                -----------
                                                                                  2,485,151
                                                                                -----------

TOTAL CORPORATE BONDS  162.8%................................................    62,845,259
                                                                                -----------

DESCRIPTION                                                                        VALUE
-------------------------------------------------------------------------------------------
EQUITIES  0.6%
DecisionOne Corp. (2,450 common shares) (e) (h)..............................             0
DecisionOne Corp. (5,386 common stock warrants) (e) (h)......................             0
Doe Run Resources Corp. (1 common stock warrant) (e) (h).....................             0
HCI Direct, Inc. (30,357 common shares) (e) (h)..............................       236,785
Hosiery Corp. of America, Inc. (500 common shares) (e) (h)...................             0
VS Holdings, Inc. (8,891 common shares) (e) (h)..............................         1,600
                                                                                -----------

TOTAL EQUITIES...............................................................       238,385
                                                                                -----------

TOTAL LONG-TERM INVESTMENTS  163.4%
  (Cost $61,924,613).........................................................    63,083,644

REPURCHASE AGREEMENT  5.9%
State Street Bank & Trust Co. ($2,287,000 par collateralized by U.S.
Government obligations in a pooled cash account, interest rate of 2.15%, dated 12/31/04, to be sold on 01/03/05 at $2,287,410)
(Cost $2,287,000)............................................................     2,287,000
                                                                                -----------

TOTAL INVESTMENTS  169.3%
  (Cost $64,211,613).........................................................    65,370,644

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

DESCRIPTION                                                                            VALUE
-----------------------------------------------------------------------------------------------
OTHER ASSETS IN EXCESS OF LIABILITIES  2.7%......................................   $ 1,032,876

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (72.0%)......................   (27,803,516)
                                                                                    -----------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...................................   $38,600,004
                                                                                    ===========

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Variable rate security. Interest rate shown is that in effect at December 31, 2004.

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Payment-in-kind security.

(g) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.4% of net assets applicable to common shares.

(h) Non-income producing security.

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Total Investments (Cost $64,211,613)........................  $ 65,370,644
Cash........................................................           997
Receivables:
  Interest..................................................     1,208,648
  Investments Sold..........................................       201,491
Other.......................................................           798
                                                              ------------
    Total Assets............................................    66,782,578
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions--Common Shares.......................        44,391
  Investment Advisory Fee...................................        39,325
  Other Affiliates..........................................         4,750
Trustees' Deferred Compensation and Retirement Plans........       208,091
Accrued Expenses............................................        82,501
                                                              ------------
    Total Liabilities.......................................       379,058
Preferred Shares (including accrued distributions)..........    27,803,516
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 38,600,004
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($38,600,004 divided by 8,109,000 shares outstanding).......  $       4.76
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,109,000 shares issued and
  outstanding)..............................................  $     81,090
Paid in Surplus.............................................    64,211,619
Net Unrealized Appreciation.................................     1,159,031
Accumulated Undistributed Net Investment Income.............      (234,620)
Accumulated Net Realized Loss...............................   (26,617,116)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 38,600,004
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,112 issued with liquidation preference of
  $25,000 per share)........................................  $ 27,800,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $ 66,400,004
                                                              ============

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest....................................................  $4,958,932
Other.......................................................      88,180
                                                              ----------
    Total Income............................................   5,047,112
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     453,820
Preferred Share Maintenance.................................      82,351
Trustees' Fees and Related Expenses.........................      48,336
Professional Fees...........................................      44,081
Legal.......................................................      16,509
Custody.....................................................      12,371
Other.......................................................     127,171
                                                              ----------
    Total Expenses..........................................     784,639
                                                              ----------
NET INVESTMENT INCOME.......................................  $4,262,473
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  755,174
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     616,691
  End of the Period.........................................   1,159,031
                                                              ----------
Net Unrealized Appreciation During the Period...............     542,340
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,297,514
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (410,282)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $5,149,705
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                            YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31, 2004   DECEMBER 31, 2003
                                                         -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 4,262,473         $ 4,201,818
Net Realized Gain/Loss..................................        755,174          (5,545,510)
Net Unrealized Appreciation During the Period...........        542,340          11,684,955
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (410,282)           (317,415)
  Return of Capital Distribution........................            -0-              (8,277)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      5,149,705          10,015,571

Distributions to Common Shareholders:
  Net Investment Income.................................     (3,600,383)         (3,587,601)
  Return of Capital Distribution........................            -0-             (93,545)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      1,549,322           6,334,425

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     37,050,682          30,716,257
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of ($234,620) and ($613,037),
  respectively).........................................    $38,600,004         $37,050,682
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             -----------------------------
                                                              2004       2003       2002
                                                             -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................  $  4.57    $  3.79    $  4.77
                                                             -------    -------    -------
  Net Investment Income....................................      .52        .52        .60
  Net Realized and Unrealized Gain/Loss....................      .16        .75       (.89)
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income..................................     (.05)      (.04)      (.07)
    Return of Capital Distributions........................      -0-        -0-*       -0-*
                                                             -------    -------    -------
Total from Investment Operations...........................      .63       1.23       (.36)
Distributions Paid to Common Shareholders:
    Net Investment Income..................................     (.44)      (.44)      (.58)
    Return of Capital Distributions........................      -0-       (.01)      (.04)
                                                             -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD.........................  $  4.76    $  4.57    $  3.79
                                                             =======    =======    =======

Common Share Market Price at End of the Period.............  $  5.14    $  5.08    $  4.07
Total Return (a)...........................................   10.83%     37.20%    -19.86%
Net Assets Applicable to Common Shares at End of the Period
  (In millions)............................................  $  38.6    $  37.1    $  30.7
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (b)........................................    2.12%      2.25%      2.28%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)..........................   11.51%     12.29%     14.50%
Portfolio Turnover.........................................      86%        74%        81%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including Preferred
  Shares (b)...............................................    1.21%      1.24%      1.18%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)..........................   10.40%     11.34%     12.93%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.........................    1,112      1,112      1,112
Asset Coverage Per Preferred Share (e).....................  $59,715    $58,320    $52,652
Involuntary Liquidating Preference Per Preferred Share.....  $25,000    $25,000    $25,000
Average Market Value Per Preferred Share...................  $25,000    $25,000    $25,000

*  Amount is less than $.01.

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .40%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

Year Ended December 31,
-----------------------------------------------------------------------------
     2001 (c)    2000      1999       1998       1997       1996       1995
-----------------------------------------------------------------------------
     $  5.40    $  6.56   $  7.59   $   8.44   $   8.31   $   8.12   $   7.32
     -------    -------   -------   --------   --------   --------   --------
         .90       1.10      1.14       1.18       1.20       1.23       1.27
        (.61)     (1.11)    (1.00)      (.77)       .18        .21        .81
        (.18)      (.33)     (.27)      (.30)      (.29)      (.29)      (.32)
         -0-*       -0-*      -0-        -0-        -0-        -0-        -0-
     -------    -------   -------   --------   --------   --------   --------
         .11       (.34)     (.13)       .11       1.09       1.15       1.76
        (.73)      (.76)     (.90)      (.96)      (.96)      (.96)      (.96)
        (.01)      (.06)      -0-        -0-        -0-        -0-        -0-
     -------    -------   -------   --------   --------   --------   --------
     $  4.77    $  5.40   $  6.56   $   7.59   $   8.44   $   8.31   $   8.12
     =======    =======   =======   ========   ========   ========   ========

     $  5.75    $  5.69   $  5.75   $  8.625   $ 9.8125   $  9.375   $   8.75
      13.57%     12.13%   -25.28%     -2.73%     15.34%     18.91%     30.33%
     $  38.7    $  43.8   $  53.2   $   61.6   $   68.4   $   67.4   $   65.8
       2.14%      2.03%     1.97%      1.92%      1.83%      1.89%      1.96%
      16.83%     18.16%    16.32%     14.54%     14.43%     15.19%     16.19%
         63%        40%       56%        65%        98%        94%       124%

       1.15%      1.07%     1.10%      1.14%      1.10%      1.12%      1.15%
      13.40%     12.66%    12.41%     10.85%     10.93%     11.58%     12.09%

       1,360      1,520     1,800        900        900        900        900
     $53,426    $53,812   $54,557   $118,418   $126,015   $124,849   $123,135
     $25,000    $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000    $25,000   $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust II (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of high yield, fixed income securities. The Trust commenced investment operations on April 28, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At December 31, 2004, the Trust had no when-issued and delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Other

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2004, the Trust had an accumulated capital loss carryforward for tax purposes of $26,614,115 which will expire according to the following table:

AMOUNT                                                           EXPIRATION
$1,997,967..................................................  December 31, 2007
 3,362,300..................................................  December 31, 2008
 5,094,823..................................................  December 31, 2009
 9,494,354..................................................  December 31, 2010
 5,789,566..................................................  December 31, 2011
  875,105...................................................  December 31, 2012

    At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $64,512,750
                                                              ===========
Gross tax unrealized appreciation...........................  $ 3,818,330
Gross tax unrealized depreciation...........................   (2,960,436)
                                                              -----------
Net tax unrealized appreciation on investments..............  $   857,894
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2004 and 2003 were as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $4,011,590    $3,889,082
  Return of capital.........................................          --       101,822
                                                              ----------    ----------
                                                              $4,011,590    $3,990,904
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified. Permanent

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

differences of $216,540 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss and permanent differences of $87,760 relating to fee income received from tender offers were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Also, a permanent book and tax difference relating to the true-up of prior year adjustments totaling $2,171 was reclassified from accumulated undistributed net investment income to accumulated net realized loss in the amount of $1,890 and capital in the amount of $281.

    As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $332,847

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust.

    For the year ended December 31, 2004, the Trust recognized expenses of approximately $3,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2004, the Trust recognized expenses of approximately $24,300 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $53,450,774 and $53,375,108, respectively.

VAN KAMPEN HIGH INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

4. AUCTION PREFERRED SHARES

As of December 31, 2004, the Trust has outstanding 1,112 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on December 31, 2004 was 2.308%. During the year ended December 31, 2004, the rates ranged from 1.068% to 2.308%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN HIGH INCOME TRUST II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen High Income Trust II

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust II (the "Trust"), including the portfolio of investments, as of December 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to December 31, 2000, were audited by other auditors whose report, dated February 10, 2000, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Trust's custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust II as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 11, 2005

VAN KAMPEN HIGH INCOME TRUST II

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

VAN KAMPEN HIGH INCOME TRUST II

DIVIDEND REINVESTMENT PLAN continued

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                                2800 Post Oak Blvd.
                                 Houston, TX 77056
                              Attn: Closed-End Funds

VAN KAMPEN HIGH INCOME TRUST II

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUSAN H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN HIGH INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             83       Trustee/Director/Managing
Blistex Inc.                               since 1989  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         81       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      83       Trustee/Director/Managing
CAC, L.L.C.                                since 1989  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            81       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      81       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       83       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            81       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         83       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           81       Trustee/Director/Managing
(63)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN HIGH INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            81       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           83       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        83       Trustee/Director/Managing
333 West Wacker Drive                      since 1989  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN HIGH INCOME TRUST II

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                   and the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex as of August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeitus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

James W. Garrett (36)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2005  Chief Financial Officer and Treasurer of the Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

VAN KAMPEN HIGH INCOME TRUST II
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)        Executive Vice           Officer     Principal Executive Officer of funds in the Fund Complex
1221 Avenue of the Americas   President and            since 2003  since May 2003. Chief Executive Officer and Chairman of
New York, NY 10020            Principal Executive                  Investor Services. Executive Vice President and Principal
                              Officer                              Executive Officer of funds in the Fund Complex. Managing
                                                                   Director of Morgan Stanley. Chief Administrative Officer,
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                                   Chief Global Operations Officer and Managing Director of
                                                                   Morgan Stanley Investment Management Inc.

John L. Sullivan (49)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                         Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior
                                                                   August 2004, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management. Prior
                                                                   to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

      your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 902, 911, 104
VLT ANR 3/05 RN05-00264P-Y12/04
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX D

                            TARGET FUND ANNUAL REPORT

                                      DATED

                                DECEMBER 31, 2004

Item 1. Report to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen High Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of December 31, 2004.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 12/31/04

HIGH INCOME TRUST
SYMBOL: VIT
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (1/26/89)             5.79%        6.31%

10-year                               6.94         8.02

5-year                                5.16         9.49

1-year                               13.47         7.41
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The J.P. Morgan Global High Yield Index is generally representative of high-yield securities. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

Van Kampen High Income Trust is managed by the Adviser's High Yield team.(1) Current team members include Gordon Loery, Executive Director of the Adviser; Josh Givelber and Chad Liu, Vice Presidents of the Adviser; and Sheila Finnerty, Managing Director of the Adviser.

MARKET CONDITIONS

The CSFB High Yield Index, a broad index for the high yield market, returned 11.95% for the 12-month period ended December 31, 2004. In discussing the high yield market during 2004, it is worth noting that 2003 was one of the best years ever for this asset class, with the CSFB Index returning almost 28%. That banner year was driven by strong economic news, significantly improved corporate earnings, combined with declining defaults and record inflows into the asset class. The strong returns of 2003 continued through the end of January 2004.

Beginning in February 2004, however, the market's technical (i.e., supply/demand) situation changed. Though fundamental factors such as earnings and default rate remained as strong as they had been during the prior 15-month rally, demand receded as market participants grew concerned over the lack of job creation in the U.S. economy. Many investors took profits and became more risk-averse. Then, in early April, significant interest rate increases caused a pronounced sell-off in high yield and throughout the fixed income markets. In addition, because of the sustained rally in high yield that had previously taken place, many of these bonds were priced at a premium. In a sense, we believe the high yield market had run out of room to rally. At the same time, the high yield market's new issue calendar continued to be robust, which had a negative impact on the market's technical situation. This difficult environment persisted through May 2004.

In June, the high yield sector rebounded, experiencing a solid seven-month run through the end of 2004. The strong fundamental factors detailed above continued during this time and the supply/demand situation improved as buyers returned to the market. For each of the last seven months of 2004, high yield posted gains of 1% or more, and was the best performing fixed-income asset class for the year. As a measure of the high yield market's improvement over the 12-month period, the spread of the CSFB High Yield Index declined compared with Treasuries of similar maturity, from 486 basis points to 346 basis points. In a similar vein, the average yield to maturity of high yield bonds declined from 8.34% at the end of 2003 to 7.56% at the close of 2004.

(1)Team members may change without notice at any time.

PERFORMANCE ANALYSIS

A closed-end fund's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ significantly. On an NAV basis, the trust outperformed its benchmark, the JP Morgan Global High Yield Index, though it underperformed the Index on a market-value basis. (See table below.)

During the period, three strategic decisions helped the trust's performance. First, the trust enjoyed favorable security selection within the housing industry. Going back to late 2003, the trust had held several homebuilding issues that performed well, while the performance of building products companies had lagged. Early in 2004, we felt that homebuilding bonds had become overpriced, and based on our analysis we sold most of our allocation, replacing these bonds with building products issues that performed extremely well over the remainder of the period. Second, the trust benefited from its lack of participation in airline bonds. Airlines were the worst performing sector within the high yield market during the 12-month period. Third, our security selection in the wireless communications and telecom sectors added to performance as we avoided several credits that had poor business results while our selections within this sector generally posted solid earnings.

The main detractor from performance during the period was security selection within the utility, service and gaming/leisure sectors. In addition, the trust's underweight in the metals/mining sector hurt performance as higher metal prices led this sector to strong gains during 2004.

On an ongoing basis, we seek to maintain a balanced and well-diversified portfolio. The trust's portfolio consists of approximately 150 issuers. This level of diversification may help to reduce overall credit risk, yet also allows sufficient average security size for strategic overweights. We continue to maintain an average credit quality of single B, similar to the benchmark. Beginning in late in 2003 and early 2004, we reduced the trust's allocation in BBB and higher BB

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2004

------------------------------------------------------
      BASED ON     BASED ON     JP MORGAN GLOBAL
        NAV      MARKET PRICE   HIGH YIELD INDEX

       13.47%       7.41%            11.70%
------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

credits as many of these issues had performed well when interest rates declined and Treasuries and other fixed-income securities rallied. The performance of these higher rated bonds generally correlates with that of Treasuries, and the trust sold several BBB and BB credits before interest rates spiked in the spring and Treasuries were negatively impacted. In their place, we purchased lower quality credits, which historically have performed better than BBB and BB bonds in a rising interest rate environment. In terms of issuer size, we generally focus on larger companies because of their financial flexibility, ability to withstand less-favorable financial markets and superior access to capital markets.

As we have stated, we believe the fundamentals of the high yield market remain positive, with favorable earnings, lower default rates and modestly tightening high yield credit spreads. Many of these positive factors have already been "priced into" the market during the past two years, however, and high yield seems to us to be fairly valued. We believe that in 2005, high yield returns should be driven primarily by coupon income rather than price appreciation. We look for the trust's holdings to earn their coupon in the coming months and are hopeful that market fundamentals will remain favorable through the end of 2005.

There is no guarantee that any securities will continue to perform well or be held by the trust in the future.

RATINGS ALLOCATION AS OF 12/31/04
BBB/Baa                                                           1.4%
BB/Ba                                                            39.7
B/B                                                              53.1
CCC/Caa                                                           5.6
Non-Rated                                                         0.2

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 12/31/04
Energy                                                            8.8%
Chemicals                                                         7.7
Gaming & Leisure                                                  7.7
Forest Products                                                   7.6
Utility                                                           7.0
Diversified Media                                                 6.0
Healthcare                                                        5.6
Housing                                                           5.5
Cable                                                             5.3
Food & Tobacco                                                    4.6
Services                                                          4.3
Transportation                                                    4.1
Wireless Communications                                           3.8
Telecommunications                                                3.8
Manufacturing                                                     2.7
Consumer Products                                                 2.4
Information Technology                                            2.4
Food & Drug                                                       2.4
Metals                                                            1.7
Retail                                                            1.0
Financial                                                         0.9
Aerospace                                                         0.6
Broadcasting                                                      0.4
                                                                -----
Total Long-Term Investments                                      96.3%
Short-Term Investments                                            3.7
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocation percentages are as a percentage of long-term investments. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen trust makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen trust provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Van Kampen closed-end funds do not presently provide partial lists of their portfolio holdings on a monthly basis, but may do so in the future.

       You may obtain copies of a trust's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CORPORATE BONDS  162.8%
          AEROSPACE  1.0%
$  475    K & F Acquisition, Inc., 144A-- Private Placement
          (a)..............................................  7.750%  11/15/14   $   492,812
                                                                                -----------

          BROADCASTING  0.6%
   295    Salem Communications Corp. ......................  7.750   12/15/10       320,444
                                                                                -----------

          CABLE  9.0%
   575    Cablevision Systems Corp., 144A--Private
          Placement (a) (b)................................  6.669   04/01/09       612,375
 1,005    Charter Communications Holdings LLC..............  9.625   11/15/09       886,912
   160    DirecTV Holdings LLC.............................  8.375   03/15/13       180,200
   855    Echostar DBS Corp. ..............................  6.375   10/01/11       878,512
 1,000    Kabel Deutschland GmbH, 144A--Private Placement
          (Germany) (a).................................... 10.625   07/01/14     1,155,000
   850    PanAmSat Corp., 144A--Private Placement (a)......  9.000   08/15/14       953,062
                                                                                -----------
                                                                                  4,666,061
                                                                                -----------
          CHEMICALS  13.1%
   610    Equistar Chemicals LP............................ 10.125   09/01/08       706,075
   350    Equistar Chemicals LP............................ 10.625   05/01/11       407,750
   245    FMC Corp. ....................................... 10.250   11/01/09       282,362
   190    Huntsman Advanced Materials LLC, 144A--Private
          Placement (a).................................... 11.000   07/15/10       227,050
   265    Innophos, Inc.,144A--Private Placement (a).......  8.875   08/15/14       287,525
   190    ISP Chemco, Inc. ................................ 10.250   07/01/11       215,650
   900    ISP Holdings, Inc. .............................. 10.625   12/15/09     1,001,250
   145    Koppers, Inc. ...................................  9.875   10/15/13       166,025
   780    Lyondell Chemical Co. ........................... 10.500   06/01/13       932,100
    55    Millennium America, Inc. ........................  7.000   11/15/06        57,475
   520    Millennium America, Inc. ........................  9.250   06/15/08       594,100
   535    Nalco Co. .......................................  7.750   11/15/11       580,475
   495    Rhodia SA (France)...............................  8.875   06/01/11       501,187
   600    Rockwood Specialties Group, Inc. ................ 10.625   05/15/11       693,000
   137    Westlake Chemical Corp. .........................  8.750   07/15/11       155,495
                                                                                -----------
                                                                                  6,807,519
                                                                                -----------
          CONSUMER PRODUCTS  3.7%
   270    Amscan Holdings, Inc. ...........................  8.750   05/01/14       271,350
   210    Oxford Industrials, Inc. ........................  8.875   06/01/11       226,537
   830    Phillips Van-Heusen Corp. .......................  7.250   02/15/11       875,650
   315    Rayovac Corp. ...................................  8.500   10/01/13       351,225
   158    Tempur Pedic, Inc. .............................. 10.250   08/15/10       182,490
                                                                                -----------
                                                                                  1,907,252
                                                                                -----------
          DIVERSIFIED MEDIA  10.1%
   830    Advanstar Communications, Inc. (b)...............  9.790   08/15/08       870,975
   750    CanWest Media, Inc. (Canada)..................... 10.625   05/15/11       845,625

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          DIVERSIFIED MEDIA (CONTINUED)
$  655    Houghton Mifflin Co. ............................  9.875%  02/01/13   $   720,500
   635    Interpublic Group of Cos., Inc. .................  6.250   11/15/14       645,706
   625    Marquee, Inc., 144A--Private Placement (a) (b)...  6.540   08/15/10       660,937
   150    PEI Holdings, Inc. .............................. 11.000   03/15/10       175,500
   860    Primedia, Inc. ..................................  8.875   05/15/11       913,750
   400    Vertis, Inc. ....................................  9.750   04/01/09       436,000
                                                                                -----------
                                                                                  5,268,993
                                                                                -----------
          ENERGY  14.9%
   335    BRL Universal Equipment..........................  8.875   02/15/08       353,844
   455    CHC Helicopter Corp. (Canada)....................  7.375   05/01/14       482,300
   140    CITGO Petroleum Corp., 144A--Private Placement
          (a)..............................................  6.000   10/15/11       140,000
   905    El Paso Production Holding Co. ..................  7.750   06/01/13       952,512
   860    Frontier Oil Corp., 144A--Private Placement
          (a)..............................................  6.625   10/01/11       881,500
    90    Hanover Compressor Co. ..........................  8.625   12/15/10        98,775
   385    Hanover Compressor Co. ..........................  9.000   06/01/14       430,237
   375    Hanover Equipment Trust..........................  8.500   09/01/08       405,000
   160    Hanover Equipment Trust..........................  8.750   09/01/11       174,400
   550    Hilcorp Energy Finance Corp., 144A--Private
          Placement (a).................................... 10.500   09/01/10       624,250
   188    Magnum Hunter Resources, Inc. ...................  9.600   03/15/12       214,320
   375    Pacific Energy Partners..........................  7.125   06/15/14       401,250
   850    Plains Exploration & Production Co. .............  7.125   06/15/14       930,750
   305    Port Arthur Finance Corp. ....................... 12.500   01/15/09       358,234
   180    Tesoro Petroleum Corp. ..........................  9.625   04/01/12       207,900
 1,025    Vintage Petroleum, Inc. .........................  7.875   05/15/11     1,096,750
                                                                                -----------
                                                                                  7,752,022
                                                                                -----------
          FINANCIAL  1.4%
   680    Refco Finance Holdings LLC, 144A--Private
          Placement (a)....................................  9.000   08/01/12       748,000
                                                                                -----------

          FOOD & DRUG  4.0%
   690    Delhaize America, Inc. ..........................  8.125   04/15/11       807,800
   150    Jean Coutu Group (PJC), Inc., 144A--Private
          Placement (Canada) (a)...........................  7.625   08/01/12       159,375
   725    Jean Coutu Group (PJC), Inc., 144A--Private
          Placement (Canada) (a)...........................  8.500   08/01/14       746,750
 1,570    Jitney-Jungle Stores America, Inc. (c) (d) (e)... 12.000   03/01/06             0
   360    Rite Aid Corp. ..................................  8.125   05/01/10       382,500
                                                                                -----------
                                                                                  2,096,425
                                                                                -----------
          FOOD & TOBACCO  7.9%
   750    Constellation Brands, Inc. ......................  8.000   02/15/08       819,375
   340    Michael Foods, Inc. .............................  8.000   11/15/13       360,400
   210    Pilgrim's Pride Corp. ...........................  9.250   11/15/13       236,250
   765    Pilgrim's Pride Corp. ...........................  9.625   09/15/11       864,450

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          FOOD & TOBACCO (CONTINUED)
$  380    Smithfield Foods, Inc. ..........................  7.000%  08/01/11   $   407,550
   220    Smithfield Foods, Inc. ..........................  7.625   02/15/08       236,500
 1,050    Smithfield Foods, Inc. ..........................  8.000   10/15/09     1,168,125
                                                                                -----------
                                                                                  4,092,650
                                                                                -----------
          FOREST PRODUCTS  12.9%
 1,020    Abitibi-Consolidated, Inc. (Canada)..............  6.000   06/20/13       977,925
   330    Abitibi-Consolidated, Inc. (Canada)..............  8.550   08/01/10       359,287
   535    Georgia-Pacific Corp. ...........................  8.875   02/01/10       625,281
   775    Graphic Packaging International, Inc. ...........  9.500   08/15/13       885,437
   560    MDP Acquisitions PLC (Ireland)...................  9.625   10/01/12       627,200
   235    Norampac, Inc. (Canada)..........................  6.750   06/01/13       248,512
 1,350    Owens-Brockway Glass Containers, Inc. ...........  8.875   02/15/09     1,473,187
   495    Pliant Corp. .................................... 13.000   06/01/10       485,100
 1,065    Tembec Industries, Inc. (Canada).................  7.750   03/15/12     1,035,712
                                                                                -----------
                                                                                  6,717,641
                                                                                -----------
          GAMING & LEISURE  13.1%
   425    Ceasars Entertainment............................  8.875   09/15/08       482,375
   320    Gaylord Entertainment Co., 144A--Private
          Placement (a)....................................  6.750   11/15/14       323,200
   920    Harrahs Operating Co., Inc. .....................  7.875   12/15/05       959,100
   176    HMH Properties, Inc. ............................  7.875   08/01/08       181,720
   275    Host Marriott LP.................................  7.125   11/01/13       295,281
   650    Intrawest Corp., 144A--Private Placement (Canada)
          (a)..............................................  7.500   10/15/13       694,687
   480    Isle of Capri Casinos, Inc. .....................  7.000   03/01/14       492,000
   150    MGM Mirage, Inc. ................................  5.875   02/27/14       148,125
 1,120    MGM Mirage, Inc. ................................  6.000   10/01/09     1,153,600
   865    Mohegan Tribal Gaming Authority..................  7.125   08/15/14       914,738
   490    Park Place Entertainment Corp. ..................  7.875   12/15/05       509,600
   625    Station Casinos, Inc. ...........................  6.000   04/01/12       639,844
                                                                                -----------
                                                                                  6,794,270
                                                                                -----------
          HEALTHCARE  9.6%
   390    AmerisourceBergen Corp. .........................  8.125   09/01/08       435,825
   340    Community Health Systems, Inc., 144A--Private
          Placement (a)....................................  6.500   12/15/12       344,250
 1,140    Extendicare Health Services, Inc. ...............  6.875   05/01/14     1,168,500
   400    Fisher Scientific International, Inc. ...........  8.125   05/01/12       446,000
   160    Fisher Scientific International, Inc., 144A--
          Private Placement (a)............................  6.750   08/15/14       172,400
   560    Fresenius Medical Care Capital Trust II..........  7.875   02/01/08       609,000
   235    Fresenius Medical Care Capital Trust IV..........  7.875   06/15/11       263,200
   515    HCA, Inc. .......................................  6.375   01/15/15       518,034
    85    National Nephrology Associates, Inc., 144A--
          Private Placement (a)............................  9.000   11/01/11        98,813

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          HEALTHCARE (CONTINUED)
$  450    Team Health Inc. ................................  9.000%  04/01/12   $   442,125
   435    Tenet Healthcare Corp., 144A--Private Placement
          (a)..............................................  9.875   07/01/14       476,325
                                                                                -----------
                                                                                  4,974,472
                                                                                -----------
          HOUSING  9.3%
   104    CB Richard Ellis Service, Inc. ..................  9.750   05/15/10       119,080
   545    CB Richard Ellis Service, Inc. .................. 11.250   06/15/11       629,475
   625    Interface, Inc. .................................  9.500   02/01/14       684,375
   615    Nortek, Inc., 144A--Private Placement (a)........  8.500   09/01/14       645,750
   875    Ply Gem Industries, Inc., 144A--Private Placement
          (a)..............................................  9.000   02/15/12       892,500
   340    Propex Fabrics, Inc., 144A--Private Placement
          (a).............................................. 10.000   12/01/12       354,450
   445    RMCC Acquisition Co., 144A--Private Placement
          (a)..............................................  9.500   11/01/12       446,113
   370    Technical Olympic USA, Inc. .....................  9.000   07/01/10       397,750
   290    Technical Olympic USA, Inc. .....................  9.000   07/01/10       311,750
   310    Technical Olympic USA, Inc. ..................... 10.375   07/01/12       348,750
                                                                                -----------
                                                                                  4,829,993
                                                                                -----------
          INFORMATION TECHNOLOGY  4.1%
   445    Iron Mountain, Inc. .............................  7.750   01/15/15       453,900
   770    Iron Mountain, Inc. .............................  8.625   04/01/13       821,975
   800    Xerox Corp. .....................................  7.125   06/15/10       868,000
                                                                                -----------
                                                                                  2,143,875
                                                                                -----------
          MANUFACTURING  4.5%
   155    Flowserve Corp. ................................. 12.250   08/15/10       172,050
   530    Johnsondiversey, Inc. ...........................  9.625   05/15/12       594,925
   439    Manitowoc, Inc. ................................. 10.500   08/01/12       507,045
 1,010    Trimas Corp. ....................................  9.875   06/15/12     1,075,650
                                                                                -----------
                                                                                  2,349,670
                                                                                -----------
          METALS  2.8%
   202    Doe Run Resources Corp. (Acquired 02/15/01 to
          10/15/04, Cost $177,470) (f) (g)................. 11.750   11/01/08       172,915
   140    Foundation PA Coal Co., 144A--Private Placement
          (a)..............................................  7.250   08/01/14       149,800
   210    General Cable Corp. .............................  9.500   11/15/10       238,350
   440    UCAR Finance, Inc. .............................. 10.250   02/15/12       504,900
   337    United States Steel Corp. .......................  9.750   05/15/10       385,865
                                                                                -----------
                                                                                  1,451,830
                                                                                -----------
          RETAIL  1.7%
   290    General Nutrition Center, Inc. ..................  8.500   12/01/10       275,500
   590    Petro Stopping Center Financial..................  9.000   02/15/12       626,875
                                                                                -----------
                                                                                    902,375
                                                                                -----------
          SERVICES  7.3%
    45    Allied Waste North America, Inc. ................  7.875   04/15/13        46,350
 1,500    Allied Waste North America, Inc. ................  8.875   04/01/08     1,612,500
   510    Buhrmann US, Inc. ...............................  8.250   07/01/14       518,288

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          SERVICES (CONTINUED)
$  405    MSW Energy Holdings II LLC.......................  7.375%  09/01/10   $   427,275
    85    MSW Energy Holdings LLC..........................  8.500   09/01/10        93,500
   390    United Rentals North America, Inc. ..............  6.500   02/15/12       382,200
   740    United Rentals North America, Inc. ..............  7.750   11/15/13       728,900
                                                                                -----------
                                                                                  3,809,013
                                                                                -----------
          TELECOMMUNICATIONS  6.4%
   605    Axtel SA (Mexico)................................ 11.000   12/15/13       654,913
   860    Cincinnati Bell, Inc. ...........................  7.250   07/15/13       887,950
   280    Exodus Communications, Inc. (c) (d) (e).......... 11.250   07/01/08             0
   430    Qwest Communications International, Inc., 144A--
          Private Placement (a) (b)........................  6.040   02/15/09       437,525
   710    Qwest Corp. .....................................  6.625   09/15/05       727,750
   575    Qwest Corp., 144A--Private Placement (a).........  7.875   09/01/11       626,750
                                                                                -----------
                                                                                  3,334,888
                                                                                -----------
          TRANSPORTATION  7.0%
   450    AutoNation, Inc. ................................  9.000   08/01/08       516,375
   585    Laidlaw International, Inc. ..................... 10.750   06/15/11       685,913
 1,065    Sonic Automotive, Inc. ..........................  8.625   08/15/13     1,140,881
 1,100    TRW Automotive, Inc. ............................  9.375   02/15/13     1,281,500
                                                                                -----------
                                                                                  3,624,669
                                                                                -----------
          UTILITY  11.9%
   485    AES Corp. .......................................  7.750   03/01/14       528,650
    23    AES Corp. .......................................  8.875   02/15/11        26,393
    73    AES Corp. .......................................  9.375   09/15/10        85,228
   330    Calpine Corp., 144A--Private Placement (a).......  8.500   07/15/10       284,625
    65    CMS Energy Corp. ................................  7.500   01/15/09        69,550
   405    CMS Energy Corp. ................................  8.500   04/15/11       462,206
   605    Dynegy Holdings, Inc. ...........................  6.875   04/01/11       585,338
   345    Dynegy Holdings, Inc., 144A--Private Placement
          (a)..............................................  9.875   07/15/10       387,263
   235    IPALCO Enterprises, Inc. ........................  8.625   11/14/11       264,375
   485    Monongahela Power Co. ...........................  5.000   10/01/06       496,184
   290    Nevada Power Co. ................................  8.250   06/01/11       334,588
   490    Nevada Power Co. ................................  9.000   08/15/13       575,750
   385    PSEG Energy Holdings, Inc. ......................  7.750   04/16/07       409,063
    20    PSEG Energy Holdings, Inc. ......................  8.625   02/15/08        22,050
   270    Reliant Energy, Inc. ............................  6.750   12/15/14       269,663
   195    Southern Natural Gas Co. ........................  8.875   03/15/10       219,375
   785    TNP Enterprises, Inc. ........................... 10.250   04/01/10       841,913
   270    Trans Continental Gas Pipe Line Corp. ...........  8.875   07/15/12       329,738
                                                                                -----------
                                                                                  6,191,952
                                                                                -----------
          WIRELESS COMMUNICATIONS  6.5%
   160    Centennial Communications Corp. .................  8.125   02/01/14       165,200
 1,025    Nextel Communications, Inc. .....................  6.875   10/31/13     1,117,250
   295    Rogers Wireless Communications, Inc.,
          144A--Private Placement (Canada) (a).............  7.500   03/15/15       312,700

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          WIRELESS COMMUNICATIONS (CONTINUED)
$  205    Rogers Wireless Communications, Inc.,
          144A--Private Placement (Canada) (a)............. 8.000%   12/15/12   $   217,813
   250    Rural Cellular Corp. (b)......................... 6.990    03/15/10       260,000
   575    Rural Cellular Corp. ............................ 8.250    03/15/12       610,938
   670    SBA Communications Corp., 144A--Private Placement
          (a).............................................. 8.500    12/01/12       686,750
                                                                                -----------
                                                                                  3,370,651
                                                                                -----------

TOTAL CORPORATE BONDS  162.8%................................................    84,647,477
                                                                                -----------

DESCRIPTION                                                                        VALUE
-------------------------------------------------------------------------------------------

EQUITIES  0.5%
DecisionOne Corp. (3,033 common shares) (e) (h)..............................             0
DecisionOne Corp. (6,670 common stock warrants) (e) (h)......................             0
Doe Run Resources Corp. (1 common stock warrant) (e) (h).....................             0
HCI Direct, Inc. (30,357 common shares) (e) (h)..............................       236,784
Hosiery Corp of America, Inc. (500 common shares) (e) (h)....................             0
VS Holdings, Inc. (11,316 common shares) (e) (h).............................         2,037
                                                                                -----------

TOTAL EQUITIES...............................................................       238,821
                                                                                -----------

TOTAL LONG-TERM INVESTMENTS  163.3%
  (Cost $83,043,939).........................................................    84,886,298

REPURCHASE AGREEMENT  6.2%
State Street Bank & Trust Co. ($3,230,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 2.15%, dated 12/31/04, to be sold on 01/03/05 at $3,230,579)
  (Cost $3,230,000)..........................................................     3,230,000
                                                                                -----------

TOTAL INVESTMENTS  169.5%
  (Cost $86,273,939).........................................................    88,116,298
OTHER ASSETS IN EXCESS OF LIABILITIES  2.9%..................................     1,530,879

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (72.4%)..................   (37,657,654)
                                                                                -----------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $51,989,523
                                                                                ===========

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2004 continued

Percentages are calculated as a percentage of net assets applicable to common shares.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Variable rate security. Interest rate shown is that in effect at December 31, 2004.

(c) Non-income producing as security is in default.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Payment-in-kind security.

(g) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.3% of net assets applicable to common shares.

(h) Non-income producing security.

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
December 31, 2004

ASSETS:
Total Investments (Cost $86,273,939)........................  $ 88,116,298
Cash........................................................           155
Receivables:
  Interest..................................................     1,624,213
  Investments Sold..........................................       271,724
Other.......................................................         1,074
                                                              ------------
    Total Assets............................................    90,013,464
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        53,061
  Income Distributions--Common Shares.......................        17,316
  Other Affiliates..........................................         3,628
Trustees' Deferred Compensation and Retirement Plans........       214,548
Accrued Expenses............................................        77,734
                                                              ------------
    Total Liabilities.......................................       366,287
Preferred Shares (including accrued distributions)..........    37,657,654
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 51,989,523
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($51,989,523 divided by 13,710,760 shares outstanding)......  $       3.79
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 13,710,760 shares issued and
  outstanding)..............................................  $    137,108
Paid in Surplus.............................................    84,024,777
Net Unrealized Appreciation.................................     1,842,359
Accumulated Undistributed Net Investment Income.............      (282,849)
Accumulated Net Realized Loss...............................   (33,731,872)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 51,989,523
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 376 issued with liquidation preference of $100,000 per share)................................................  $ 37,600,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $ 89,589,523
                                                              ============

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest....................................................  $6,666,820
Other.......................................................     117,015
                                                              ----------
    Total Income............................................   6,783,835
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     612,483
Preferred Share Maintenance.................................     110,325
Trustees' Fees and Related Expenses.........................      50,900
Legal.......................................................      19,006
Custody.....................................................      13,585
Other.......................................................     184,968
                                                              ----------
    Total Expenses..........................................     991,267
                                                              ----------
NET INVESTMENT INCOME.......................................  $5,792,568
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $1,201,689
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,289,421
  End of the Period.........................................   1,842,359
                                                              ----------
Net Unrealized Appreciation During the Period...............     552,938
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,754,627
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (575,670)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $6,971,525
                                                              ==========

                                               See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                            YEAR ENDED          YEAR ENDED
                                                         DECEMBER 31, 2004   DECEMBER 31, 2003
                                                         -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 5,792,568         $ 5,701,677
Net Realized Gain/Loss..................................      1,201,689          (7,269,381)
Net Unrealized Appreciation During the Period...........        552,938          15,491,653
Distributions to Preferred Shareholders:
  Net Investment Income.................................       (575,670)           (452,433)
                                                            -----------         -----------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      6,971,525          13,471,516
Distributions to Common Shareholders:
  Net Investment Income.................................     (4,934,906)         (4,881,353)
  Return of Capital Distribution........................            -0-            (122,439)
                                                            -----------         -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................      2,036,619           8,467,724

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     49,952,904          41,485,180
                                                            -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of ($282,849) and ($735,678),
  respectively).........................................    $51,989,523         $49,952,904
                                                            ===========         ===========

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           --------------------------------
                                                             2004        2003        2002
                                                           --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................  $   3.64    $   3.03    $   3.78
                                                           --------    --------    --------
  Net Investment Income..................................       .42         .41         .47
  Net Realized and Unrealized Gain/Loss..................       .13         .59        (.69)
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income................................      (.04)       (.03)       (.06)
                                                           --------    --------    --------
Total from Investment Operations.........................       .51         .97        (.28)
Distributions Paid to Common Shareholders:
    Net Investment Income................................      (.36)       (.35)       (.46)
    Return of Capital Distributions......................       -0-        (.01)       (.01)
                                                           --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD.......................  $   3.79    $   3.64    $   3.03
                                                           ========    ========    ========

Common Share Market Price at End of the Period...........  $   4.10    $   4.16    $   3.10
Total Return (a).........................................     7.41%      47.66%     -22.99%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)...................................  $   52.0    $   50.0    $   41.5
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (b)......................................     1.99%       2.10%       2.15%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)........................    11.61%      12.36%      14.42%
Portfolio Turnover.......................................       86%         73%         82%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b)...................................     1.13%       1.16%       1.12%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)........................    10.46%      11.38%      12.75%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.......................       376         376         376
Asset Coverage Per Preferred Share (e)...................  $238,423    $232,928    $210,413
Involuntary Liquidating Preference Per Preferred Share...  $100,000    $100,000    $100,000
Average Market Value Per Preferred Share.................  $100,000    $100,000    $100,000

(a)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c)As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .38%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------
     2001 (c)     2000       1999       1998       1997       1996       1995
-------------------------------------------------------------------------------
     $   4.22   $   5.10   $   5.86   $   6.47   $   6.35   $   6.19   $   5.62
     --------   --------   --------   --------   --------   --------   --------
          .71        .85        .88        .91        .93        .94        .98
         (.44)      (.85)      (.75)      (.58)       .13        .15        .54
         (.15)      (.26)      (.22)      (.24)      (.24)      (.23)      (.25)
     --------   --------   --------   --------   --------   --------   --------
          .12       (.26)      (.09)       .09        .82        .86       1.27
         (.56)      (.61)      (.67)      (.70)      (.70)      (.70)      (.70)
          -0-       (.01)       -0-        -0-        -0-        -0-        -0-
     --------   --------   --------   --------   --------   --------   --------
     $   3.78   $   4.22   $   5.10   $   5.86   $   6.47   $   6.35   $   6.19
     ========   ========   ========   ========   ========   ========   ========

     $   4.54   $  4.125   $   4.50   $  6.375   $  7.375   $   6.75   $  6.375
       23.76%      4.08%    -21.20%     -4.33%     20.29%     17.34%     29.17%
     $   51.8   $   57.9   $   70.0   $   80.4   $   88.7   $   87.0   $   84.8
        1.98%      1.95%      1.92%      1.85%      1.76%      1.87%      1.92%
       16.80%     18.05%     16.13%     14.56%     14.60%     15.32%     16.39%
          64%        62%        57%        65%       102%        92%       119%

        1.07%      1.04%      1.07%      1.09%      1.05%      1.11%      1.12%
       13.32%     12.48%     12.09%     10.77%     10.90%     11.58%     12.16%

          450        500        588        588        588        588        588
     $215,081   $215,271   $219,005   $236,742   $250,850   $247,974   $244,242
     $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
     $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

See Notes to Financial Statements

VAN KAMPEN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of high yield, fixed income securities. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At December 31, 2004, the Trust had no when-issued and delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Other

VAN KAMPEN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2004, the Trust had an accumulated capital loss carry forward for tax purposes of $33,728,272 which will expire according to the following schedule.

AMOUNT                                                             EXPIRATION
$ 2,385,010.................................................    December 31, 2007
  4,010,584.................................................    December 31, 2008
  6,489,257.................................................    December 31, 2009
 12,317,287.................................................    December 31, 2010
  7,532,784.................................................    December 31, 2011
    993,350.................................................    December 31, 2012

    At December 31, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $86,670,128
                                                                ===========
Gross tax unrealized appreciation...........................    $ 5,161,971
Gross tax unrealized depreciation...........................     (3,715,801)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 1,446,170
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are
included in ordinary income for tax purposes.   The tax character of
distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004          2003
Distributions paid from:
  Ordinary income...........................................  $5,483,867    $5,315,792
  Return of capital.........................................          --       122,439
                                                              ----------    ----------
                                                              $5,483,867    $5,438,231
                                                              ==========    ==========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified. Permanent

VAN KAMPEN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

differences of $289,912 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss and permanent differences of $116,450 relating to fee income received from tender offers were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Also, a permanent book and tax difference relating to the true-up of prior year adjustments totaling $2,625 was reclassified from accumulated undistributed net investment income to accumulated net realized loss in the amount of $2,265 and capital in the amount of $360.

    As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $416,226

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust.

    For the year ended December 31, 2004, the Trust recognized expenses of approximately $6,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2004, the Trust recognized expenses of approximately $24,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $72,271,452 and $71,704,851, respectively.

VAN KAMPEN HIGH INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2004 continued

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 376 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on December 31, 2004 was 2.30%. During the year ended December 31, 2004, the rates ranged from 1.00% to 2.30%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense. The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN HIGH INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen High Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to December 31, 2000, were audited by other auditors whose report, dated February 10, 2000, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the Trust's custodian. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 11, 2005

VAN KAMPEN HIGH INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE

    If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

VAN KAMPEN HIGH INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                                2800 Post Oak Blvd.
                                 Houston, TX 77056
                              Attn: Closed-End Funds

VAN KAMPEN HIGH INCOME TRUST

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUSAN H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN HIGH INCOME TRUST

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)            Trustee      Trustee     Chairman and Chief             83       Trustee/Director/Managing
Blistex Inc.                               since 1988  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (66)          Trustee      Trustee     Prior to January 1999,         81       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN HIGH INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (64)             Trustee      Trustee     President of CAC, L.L.C.,      83       Trustee/Director/Managing
CAC, L.L.C.                                since 1988  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Stericycle,
San Diego, CA 92122-6223                               advisory services. Prior                Inc., Ventana Medical
                                                       to February 2001, Vice                  Systems, Inc., and GATX
                                                       Chairman and Director of                Corporation, and Trustee
                                                       Anixter International,                  of The Scripps Research
                                                       Inc., a global                          Institute and the
                                                       distributor of wire,                    University of Chicago
                                                       cable and communications                Hospitals and Health
                                                       connectivity products.                  Systems. Prior to January
                                                       Prior to July 2000,                     2004, Director of
                                                       Managing Partner of                     TeleTech Holdings Inc.
                                                       Equity Group Corporate                  and Arris Group, Inc.
                                                       Investment (EGI), a                     Prior to May 2002,
                                                       company that makes                      Director of Peregrine
                                                       private investments in                  Systems Inc. Prior to
                                                       other companies.                        February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).

VAN KAMPEN HIGH INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (56)       Trustee      Trustee     Managing Partner of            81       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (52)         Trustee      Trustee     Director and President of      81       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (69)            Trustee      Trustee     Prior to 1998, President       83       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN HIGH INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (68)           Trustee      Trustee     President of Nelson            81       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (64)     Trustee      Trustee     President Emeritus and         83       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           81       Trustee/Director/Managing
(63)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN HIGH INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief            81       Trustee/Director/Managing
1221 Avenue of the Americas   President    since       Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief    2003;       funds in the Fund                       in the Fund Complex.
                              Executive    President   Complex. Chairman,
                              Officer      and Chief   President, Chief
                                           Executive   Executive Officer and
                                           Officer     Director of the Adviser
                                           since 2002  and Van Kampen Advisors
                                                       Inc. since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

VAN KAMPEN HIGH INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of           83       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm        83       Trustee/Director/Managing
333 West Wacker Drive                      since 1988  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the
                                                       Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN HIGH INCOME TRUST

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Stefanie V. Chang (38)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Secretary            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                   and the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex as of August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeitus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

James W. Garrett (36)         Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas   and Treasurer            since 2005  Chief Financial Officer and Treasurer of the Morgan Stanley
New York, NY 10020                                                 Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

Joseph J. McAlinden (62)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., and Morgan Stanley
New York, NY 10020            Investment Officer                   Investment Management Inc. and Director of Morgan Stanley
                                                                   Trust for over 5 years. Executive Vice President and Chief
                                                                   Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc. since
                                                                   December 2002.

VAN KAMPEN HIGH INCOME TRUST
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

Ronald E. Robison (66)        Executive Vice           Officer     Principal Executive Officer of funds in the Fund Complex
1221 Avenue of the Americas   President and            since 2003  since May 2003. Chief Executive Officer and Chairman of
New York, NY 10020            Principal Executive                  Investor Services. Executive Vice President and Principal
                              Officer                              Executive Officer of funds in the Fund Complex. Managing
                                                                   Director of Morgan Stanley. Chief Administrative Officer,
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc., Morgan Stanley Services Company Inc. and
                                                                   Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds; Director of Morgan Stanley SICAV; previously
                                                                   Chief Global Operations Officer and Managing Director of
                                                                   Morgan Stanley Investment Management Inc.

John L. Sullivan (49)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1998  August 2004. Director and Managing Director of Van Kampen
Oakbrook Terrace, IL 60181                                         Investments, the Adviser, Van Kampen Advisors Inc. and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior
                                                                   August 2004, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management. Prior
                                                                   to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2004 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC. 920, 911, 104
VIT ANR 3/05 RN05-00263P-Y12/04
                                                   (VAN KAMPEN INVESTMENTS LOGO)

                                   APPENDIX E

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

                                   APPENDIX A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

          - Selection or ratification of auditors.

          - Approval of financial statements, director and auditor reports.

          - General updating/corrective amendments to the charter.

          - Proposals to limit Directors' liability and/or broaden indemnification of Directors.

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's Board members be independent Directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

          - Proposals to eliminate cumulative voting.

          - Proposals to eliminate preemptive rights.

          - Proposals for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

        Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made where:

             (i) A nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence.;

             (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

             (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

     CAPITALIZATION CHANGES

          - Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

          - Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option Plans and other employee ownership plans.

          - Proposals for the establishment of employee retirement and severance plans

     ANTI-TAKEOVER MATTERS

          - Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          - Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

          - Proposals to establish cumulative voting rights in the election of directors.

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

          - Proposals to indemnify auditors.

     5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

             (i) The stock option plan should be incentive based;

             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

          - Proposals requiring shareholder ratification of poison pills.

          - Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

          - Proposals requiring auditors to attend the annual meeting of shareholders.

          - Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

          - Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

          - Proposals requiring confidential voting.

          - Proposals to reduce or eliminate supermajority voting requirements.

          - Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

          - Proposals to require the company to expense stock options.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          - Proposals that limit tenure of directors.

          - Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          - Proposals requiring shareholder approval for bylaw or charter amendments.

          - Proposals requiring shareholder approval of executive compensation.

          - Proposals requiring shareholder approval of golden parachutes.

          - Proposals to eliminate certain anti-takeover related provisions.

          - Proposals to prohibit payment of greenmail.

     3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

          - Proposals to declassify the Board of Directors (if management supports a classified board).

          - Proposals requiring a U.S. company to have a separate Chairman and CEO.

          - Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

          - Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.  ADMINISTRATION OF PROXY POLICY AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

        (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

        (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

        (c) The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy

           Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

        (d)The Committee will meet on an ad hoc basis to (among other matters):
           (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

        (e)In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

        (f)The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

        (g)The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.  IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

        (a)The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

        (b)The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

        (c)Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.  PROXY VOTING REPORTS

        (a)MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

        (b)MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                   APPENDIX F
                         PRO FORMA FINANCIAL STATEMENTS

                         PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of the Van Kampen High Income Trust and the Van Kampen High Income Trust II. The statements are presented as of December 31, 2004, the most recent interim period for which financial information is currently available.

The unaudited Pro Forma Portfolio of Investments and Pro Forma Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on December 31, 2004. The Pro Forma Statement of Operations reflects the expenses for the twelve months ended December 31, 2004. The pro forma statements give effect to the proposed exchange of Van Kampen High Income Trust II shares for the assets and liabilities of the Van Kampen High Income Trust, with Van Kampen High Income Trust II being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen High Income Trust II will sell any securities of Van Kampen High Income Trust acquired in the reorganization other than in the ordinary course of business.

   VAN KAMPEN HIGH INCOME TRUST (VIT) - VAN KAMPEN HIGH INCOME TRUST II (VLT)
                        PROFORMA PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2004
                                   (UNAUDITED)

   VIT        VLT      PROFORMA
PAR AMOUNT PAR AMOUNT PAR AMOUNT                                                                  VIT           VLT       PROFORMA
  (000)      (000)      (000)    DESCRIPTION                                 COUPON  MATURITY MARKET VALUE MARKET VALUE MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 162.8%
AEROSPACE    0.9%
$      475 $      355 $     830  K & F Acquisition, Inc., 144A - Private
                                 Placement (a)                                 7.750% 11/15/14   $  492,812  $  368,312  $   861,124
                                                                                                 ----------  ----------  -----------

BROADCASTING    0.6%
       295        220       515  Salem Communications Corp.                    7.750  12/15/10      320,444     238,975      559,419
                                                                                                 ----------  ----------  -----------

CABLE    9.0%
       575        425     1,000  Cablevision Systems Corp., 144A - Private
                                 Placement (a) (b)                             6.669  04/01/09      612,375     452,625    1,065,000
     1,005        755     1,760  Charter Communications Holdings LLC           9.625  11/15/09      886,912     666,287    1,553,199
       160        115       275  DirecTV Holdings LLC                          8.375  03/15/13      180,200     129,519      309,719
       855        635     1,490  Echostar DBS Corp.                            6.375  10/01/11      878,512     652,462    1,530,974
     1,000        740     1,740  Kabel Deutschland GmbH, 144A - Private
                                 Placement (Germany) (a)                      10.625  07/01/14    1,155,000     854,700    2,009,700
       850        635     1,485  PanAmSat Corp., 144A - Private Placement
                                 (a)                                           9.000  08/15/14      953,062     711,994    1,665,056
                                                                                                 ----------  ----------  -----------
                                                                                                  4,666,061   3,467,587    8,133,648
                                                                                                 ----------  ----------  -----------

CHEMICALS    13.1%
       610        460     1,070  Equistar Chemicals LP                        10.125  09/01/08      706,075     532,450    1,238,525
       350        250       600  Equistar Chemicals LP                        10.625  05/01/11      407,750     291,250      699,000
       245        180       425  FMC Corp.                                    10.250  11/01/09      282,362     207,450      489,812
       190        145       335  Huntsman Advanced Materials LLC, 144A -
                                 Private Placement (a)                        11.000  07/15/10      227,050     173,275      400,325
       265        200       465  Innophos, Inc.,144A - Private Placement (a)   8.875  08/15/14      287,525     217,000      504,525
       190        145       335  ISP Chemco, Inc.                             10.250  07/01/11      215,650     164,575      380,225
       900        675     1,575  ISP Holdings, Inc.                           10.625  12/15/09    1,001,250     750,937    1,752,187
       145        105       250  Koppers, Inc.                                 9.875  10/15/13      166,025     120,225      286,250
       780        570     1,350  Lyondell Chemical Co.                        10.500  06/01/13      932,100     681,150    1,613,250
        55         40        95  Millennium America, Inc.                      7.000  11/15/06       57,475      41,800       99,275
       520        385       905  Millennium America, Inc.                      9.250  06/15/08      594,100     439,862    1,033,962
       535        395       930  Nalco Co.                                     7.750  11/15/11      580,475     428,575    1,009,050
       495        365       860  Rhodia SA (France)                            8.875  06/01/11      501,187     369,562      870,749
       600        445     1,045  Rockwood Specialties Group, Inc.             10.625  05/15/11      693,000     513,975    1,206,975
       137        101       238  Westlake Chemical Corp.                       8.750  07/15/11      155,495     114,635      270,130
                                                                                                 ----------  ----------  -----------
                                                                                                  6,807,519   5,046,721   11,854,240
                                                                                                 ----------  ----------  -----------

CONSUMER PRODUCTS    3.7%
       270        200       470  Amscan Holdings, Inc.                         8.750  05/01/14      271,350     201,000      472,350
       210        155       365  Oxford Industrials, Inc.                      8.875  06/01/11      226,537     167,206      393,743
       830        620     1,450  Phillips Van-Heusen Corp.                     7.250  02/15/11      875,650     654,100    1,529,750
       315        235       550  Rayovac Corp.                                 8.500  10/01/13      351,225     262,025      613,250
       158        116       274  Tempur Pedic, Inc.                           10.250  08/15/10      182,490     133,980      316,470
                                                                                                 ----------  ----------  -----------
                                                                                                  1,907,252   1,418,311    3,325,563
                                                                                                 ----------  ----------  -----------

DIVERSIFIED MEDIA    10.1%
       830        602     1,432  Advanstar Communications, Inc. (b)            9.790  08/15/08      870,975     632,494    1,503,469
       750        550     1,300  CanWest Media, Inc. (Canada)                 10.625  05/15/11      845,625     620,125    1,465,750
       655        485     1,140  Houghton Mifflin Co.                          9.875  02/01/13      720,500     533,500    1,254,000
       635        475     1,110  Interpublic Group of Cos., Inc.               6.250  11/15/14      645,706     483,008    1,128,714
       625        465     1,090  Marquee, Inc., 144A - Private Placement (a)
                                 (b)                                           6.540  08/15/10      660,937     491,737    1,152,674
       150        111       261  PEI Holdings, Inc.                           11.000  03/15/10      175,500     129,870      305,370
       860        640     1,500  Primedia, Inc.                                8.875  05/15/11      913,750     680,000    1,593,750
       400        295       695  Vertis, Inc.                                  9.750  04/01/09      436,000     321,550      757,550
                                                                                                 ----------  ----------  -----------
                                                                                                  5,268,993   3,892,284    9,161,277
                                                                                                 ----------  ----------  -----------

ENERGY    14.9%
       335        245       580  BRL Universal Equipment                       8.875  02/15/08      353,844     258,781      612,625
       455        340       795  CHC Helicopter Corp. (Canada)                 7.375  05/01/14      482,300     360,400      842,700
       140        105       245  CITGO Petroleum Corp., 144A - Private
                                 Placement (a)                                 6.000  10/15/11      140,000     105,000      245,000
       905        670     1,575  El Paso Production Holding Co.                7.750  06/01/13      952,512     705,175    1,657,687
       860        640     1,500  Frontier Oil Corp., 144A - Private
                                 Placement (a)                                 6.625  10/01/11      881,500     656,000    1,537,500
        90         70       160  Hanover Compressor Co.                        8.625  12/15/10       98,775      76,825      175,600
       385        285       670  Hanover Compressor Co.                        9.000  06/01/14      430,237     318,487      748,724
       375        275       650  Hanover Equipment Trust                       8.500  09/01/08      405,000     297,000      702,000
       160        120       280  Hanover Equipment Trust                       8.750  09/01/11      174,400     130,800      305,200
       550        410       960  Hilcorp Energy Finance Corp., 144A -
                                 Private Placement (a)                        10.500  09/01/10      624,250     465,350    1,089,600
       188        140       328  Magnum Hunter Resources, Inc.                 9.600  03/15/12      214,320     159,600      373,920
       375        275       650  Pacific Energy Partners                       7.125  06/15/14      401,250     294,250      695,500
       850        615     1,465  Plains Exploration & Production Co.           7.125  06/15/14      930,750     673,425    1,604,175
       305        227       532  Port Arthur Finance Corp.                    12.500  01/15/09      358,234     266,255      624,489
       180        135       315  Tesoro Petroleum Corp.                        9.625  04/01/12      207,900     155,925      363,825
     1,025        760     1,785  Vintage Petroleum, Inc.                       7.875  05/15/11    1,096,750     813,200    1,909,950
                                                                                                 ----------  ----------  -----------
                                                                                                  7,752,022   5,736,473   13,488,495
                                                                                                 ----------  ----------  -----------

FINANCIAL    1.4%

       680        510     1,190  Refco Finance Holdings LLC, 144A - Private
                                 Placement (a)                                 9.000  08/01/12      748,000     561,000    1,309,000
                                                                                                 ----------  ----------  -----------

FOOD & DRUG    4.0%
       690        510     1,200  Delhaize America, Inc.                        8.125  04/15/11      807,800     597,069    1,404,869
       150        115       265  Jean Coutu Group (PJC), Inc., 144A -
                                 Private Placement (Canada) (a)                7.625  08/01/12      159,375     122,187      281,562
       725        530     1,255  Jean Coutu Group (PJC), Inc., 144A -
                                 Private Placement (Canada) (a)                8.500  08/01/14      746,750     545,900    1,292,650
     1,570      1,180     2,750  Jitney-Jungle Stores America, Inc. (c) (d)
                                 (e)                                          12.000  03/01/06            0           0            0
       360        270      630   Rite Aid Corp.                                8.125  05/01/10      382,500     286,875      669,375
                                                                                                 ----------  ----------  -----------
                                                                                                  2,096,425   1,552,031    3,648,456
                                                                                                 ----------  ----------  -----------

FOOD & TOBACCO    7.9%
       750        550     1,300  Constellation Brands, Inc.                    8.000  02/15/08      819,375     600,875    1,420,250
       340        255       595  Michael Foods, Inc.                           8.000  11/15/13      360,400     270,300      630,700
       765        570     1,335  Pilgrim's Pride Corp.                         9.625  09/15/11      864,450     644,100    1,508,550
       210        155       365  Pilgrim's Pride Corp.                         9.250  11/15/13      236,250     174,375      410,625
       220        160       380  Smithfield Foods, Inc.                        7.625  02/15/08      236,500     172,000      408,500
     1,050        760     1,810  Smithfield Foods, Inc.                        8.000  10/15/09    1,168,125     845,500    2,013,625
       380        305       685  Smithfield Foods, Inc.                        7.000  08/01/11      407,550     327,112      734,662
                                                                                                 ----------  ----------  -----------
                                                                                                  4,092,650   3,034,262    7,126,912
                                                                                                 ----------  ----------  -----------

FOREST PRODUCTS    13.0%
       330        245       575  Abitibi-Consolidated, Inc. (Canada)           8.550  08/01/10      359,287     266,744      626,031
     1,020        755     1,775  Abitibi-Consolidated, Inc. (Canada)           6.000  06/20/13      977,925     723,856    1,701,781
       535        410       945  Georgia-Pacific Corp.                         8.875  02/01/10      625,281     479,187    1,104,468
       775        575     1,350  Graphic Packaging International, Inc.         9.500  08/15/13      885,437     656,937    1,542,374
       560        415       975  MDP Acquisitions PLC (Ireland)                9.625  10/01/12      627,200     464,800    1,092,000
       235        175       410  Norampac, Inc. (Canada)                       6.750  06/01/13      248,512     185,062      433,574
     1,350      1,020     2,370  Owens-Brockway Glass Containers, Inc.         8.875  02/15/09    1,473,187   1,113,075    2,586,262
       495        365       860  Pliant Corp.                                 13.000  06/01/10      485,100     357,700      842,800
     1,065        790     1,855  Tembec Industries, Inc. (Canada)              7.750  03/15/12    1,035,712     768,275    1,803,987
                                                                                                 ----------  ----------  -----------
                                                                                                  6,717,641   5,015,636   11,733,277
                                                                                                 ----------  ----------  -----------

GAMING & LEISURE    13.1%
       425        325       750  Ceasars Entertainment                         8.875  09/15/08      482,375     368,875      851,250
       320        240       560  Gaylord Entertainment Co., 144A - Private
                                 Placement (a)                                 6.750  11/15/14      323,200     242,400      565,600
       920        690     1,610  Harrahs Operating Co., Inc.                   7.875  12/15/05      959,100     719,325    1,678,425
       176        129       305  HMH Properties, Inc.                          7.875  08/01/08      181,720     133,192      314,912
       275        200       475  Host Marriott LP                              7.125  11/01/13      295,281     214,750      510,031
       650        500     1,150  Intrawest Corp., 144A - Private Placement
                                 (Canada) (a)                                  7.500  10/15/13      694,687     534,375    1,229,062
       480        355       835  Isle of Capri Casinos, Inc.                   7.000  03/01/14      492,000     363,875      855,875
     1,120        830     1,950  MGM Mirage, Inc.                              6.000  10/01/09    1,153,600     854,900    2,008,500
       150        115       265  MGM Mirage, Inc.                              5.875  02/27/14      148,125     113,562      261,687
       865        645     1,510  Mohegan Tribal Gaming Authority               7.125  08/15/14      914,738     682,087    1,596,825
       490        380       870  Park Place Entertainment Corp.                7.875  12/15/05      509,600     395,200      904,800
       625        465     1,090  Station Casinos, Inc.                         6.000  04/01/12      639,844     476,044    1,115,888
                                                                                                 ----------  ----------  -----------
                                                                                                  6,794,270   5,098,585   11,892,855
                                                                                                 ----------  ----------  -----------

HEALTHCARE    9.6%
       390        290       680  AmerisourceBergen Corp.                       8.125  09/01/08      435,825     324,075      759,900
       340        255       595  Community Health Systems, Inc., 144A -
                                 Private Placement (a)                         6.500  12/15/12      344,250     258,188      602,438
     1,140        845     1,985  Extendicare Health Services, Inc.             6.875  05/01/14    1,168,500     866,125    2,034,625
       400        295       695  Fisher Scientific International, Inc.         8.125  05/01/12      446,000     328,925      774,925
       160        125       285  Fisher Scientific International, Inc., 144A
                                 - Private Placement (a)                       6.750  08/15/14      172,400     134,688      307,088
       560        410       970  Fresenius Medical Care Capital Trust II       7.875  02/01/08      609,000     445,875    1,054,875
       235        180       415  Fresenius Medical Care Capital Trust IV       7.875  06/15/11      263,200     201,600      464,800
       515        380       895  HCA, Inc.                                     6.375  01/15/15      518,034     382,239      900,273
        85         65       150  National Nephrology Associates, Inc., 144A
                                 - Private Placement (a)                       9.000  11/01/11       98,813      75,563      174,376
       450        335       785  Team Health Inc.                              9.000  04/01/12      442,125     329,138      771,263
       435        325       760  Tenet Healthcare Corp., 144A - Private
                                 Placement (a)                                 9.875  07/01/14      476,325     355,875      832,200
                                                                                                 ----------  ----------  -----------
                                                                                                  4,974,472   3,702,291    8,676,763
                                                                                                 ----------  ----------  -----------

HOUSING    9.3%
       104         59       163  CB Richard Ellis Service, Inc.                9.750  05/15/10      119,080      67,555      186,635
       545        405       950  CB Richard Ellis Service, Inc.               11.250  06/15/11      629,475     467,775    1,097,250
       625        465     1,090  Interface, Inc.                               9.500  02/01/14      684,375     509,175    1,193,550
       615        455     1,070  Nortek, Inc., 144A - Private Placement (a)    8.500  09/01/14      645,750     477,750    1,123,500
       875        650     1,525  Ply Gem Industries, Inc., 144A - Private
                                 Placement (a)                                 9.000  02/15/12      892,500     663,000    1,555,500
       340        250       590  Propex Fabrics, Inc., 144A - Private
                                 Placement (a)                                10.000  12/01/12      354,450     260,625      615,075
       445        330       775  RMCC Acquisition Co., 144A - Private
                                 Placement (a)                                 9.500  11/01/12      446,113     330,825      776,938
       370        280       650  Technical Olympic USA, Inc.                   9.000  07/01/10      397,750     301,000      698,750
       290        215       505  Technical Olympic USA, Inc.                   9.000  07/01/10      311,750     231,125      542,875
       310        230       540  Technical Olympic USA, Inc.                  10.375  07/01/12      348,750     258,750      607,500
                                                                                                 ----------  ----------  -----------
                                                                                                  4,829,993   3,567,580    8,397,573
                                                                                                 ----------  ----------  -----------

INFORMATION TECHNOLOGY    4.1%
       770        570     1,340  Iron Mountain, Inc.                           8.625  04/01/13      821,975     608,475    1,430,450
       445        335       780  Iron Mountain, Inc.                           7.750  01/15/15      453,900     341,700      795,600

       800        590     1,390  Xerox Corp.                                   7.125  06/15/10      868,000     640,150    1,508,150
                                                                                                 ----------  ----------  -----------
                                                                                                  2,143,875   1,590,325    3,734,200
                                                                                                 ----------  ----------  -----------

MANUFACTURING    4.5%
       155        115       270  Flowserve Corp.                              12.250  08/15/10      172,050     127,650      299,700
       530        395       925  Johnsondiversey, Inc.                         9.625  05/15/12      594,925     443,388    1,038,313
       439        325       764  Manitowoc, Inc.                              10.500  08/01/12      507,045     375,375      882,420
     1,010        755     1,765  Trimas Corp.                                  9.875  06/15/12    1,075,650     804,075    1,879,725
                                                                                                 ----------  ----------  -----------
                                                                                                  2,349,670   1,750,488    4,100,158
                                                                                                 ----------  ----------  -----------

METALS    2.8%
       202        159       361  Doe Run Resources Corp. (Acquired 02/15/01
                                 to 10/15/04, Cost $316,911) (f) (g)          11.750  11/01/08      172,915     135,862      308,777
       140        105       245  Foundation PA Coal Co., 144A - Private
                                 Placement (a)                                 7.250  08/01/14      149,800     112,350      262,150
       210        155       365  General Cable Corp.                           9.500  11/15/10      238,350     175,925      414,275
       440        325       765  UCAR Finance, Inc.                           10.250  02/15/12      504,900     372,938      877,838
       337        248       585  United States Steel Corp.                     9.750  05/15/10      385,865     283,960      669,825
                                                                                                 ----------  ----------  -----------
                                                                                                  1,451,830   1,081,035    2,532,865
                                                                                                 ----------  ----------  -----------

RETAIL    1.7%
       290        215       505  General Nutrition Center, Inc.                8.500  12/01/10      275,500     204,250      479,750
       590        435     1,025  Petro Stopping Center Financial               9.000  02/15/12      626,875     462,188    1,089,063
                                                                                                 ----------  ----------  -----------
                                                                                                    902,375     666,438    1,568,813
                                                                                                 ----------  ----------  -----------

SERVICES    7.3%
     1,500      1,140     2,640  Allied Waste North America, Inc.              8.875  04/01/08    1,612,500   1,225,500    2,838,000
        45                   45  Allied Waste North America, Inc.              7.875  04/15/13       46,350                   46,350
       510        380       890  Buhrmann US, Inc.                             8.250  07/01/14      518,288     386,175      904,463
       405        295       700  MSW Energy Holdings II LLC                    7.375  09/01/10      427,275     311,225      738,500
        85         65       150  MSW Energy Holdings LLC                       8.500  09/01/10       93,500      71,500      165,000
       390        295       685  United Rentals North America, Inc.            6.500  02/15/12      382,200     289,100      671,300
       740        540     1,280  United Rentals North America, Inc.            7.750  11/15/13      728,900     531,900    1,260,800
                                                                                                 ----------  ----------  -----------
                                                                                                  3,809,013   2,815,400    6,624,413
                                                                                                 ----------  ----------  -----------

TELECOMMUNICATIONS    6.4%
       605        450     1,055  Axtel SA (Mexico)                            11.000  12/15/13      654,913     487,125    1,142,038
       860        640     1,500  Cincinnati Bell, Inc.                         7.250  07/15/13      887,950     660,800    1,548,750
       280        220       500  Exodus Communications, Inc. (c) (d) (e)      11.250  07/01/08            0           0            0
       430        320       750  Qwest Communications International, Inc.,
                                 144A - Private Placement (a) (b)              6.040  02/15/09      437,525     325,600      763,125
       710        525     1,235  Qwest Corp.                                   6.625  09/15/05      727,750     538,125    1,265,875
       575        425     1,000  Qwest Corp., 144A - Private Placement (a)     7.875  09/01/11      626,750     463,250    1,090,000
                                                                                                 ----------  ----------  -----------
                                                                                                  3,334,888   2,474,900    5,809,788
                                                                                                 ----------  ----------  -----------

TRANSPORTATION    7.0%
       450        335       785  AutoNation, Inc.                              9.000  08/01/08      516,375     384,413      900,788
       585        435     1,020  Laidlaw International, Inc.                  10.750  06/15/11      685,913     510,038    1,195,951
     1,065        795     1,860  Sonic Automotive, Inc.                        8.625  08/15/13    1,140,881     851,644    1,992,525
     1,100        820     1,920  TRW Automotive, Inc.                          9.375  02/15/13    1,281,500     955,300    2,236,800
                                                                                                 ----------  ----------  -----------
                                                                                                  3,624,669   2,701,395    6,326,064
                                                                                                 ----------  ----------  -----------

UTILITY    11.9%
        73         54       127  AES Corp.                                     9.375  09/15/10       85,228      63,045      148,273
        23         18        41  AES Corp.                                     8.875  02/15/11       26,393      20,655       47,048
       485        365       850  AES Corp.                                     7.750  03/01/14      528,650     397,850      926,500
       330        245       575  Calpine Corp., 144A - Private Placement (a)   8.500  07/15/10      284,625     211,313      495,938
        65         50       115  CMS Energy Corp.                              7.500  01/15/09       69,550      53,500      123,050
       405        295       700  CMS Energy Corp.                              8.500  04/15/11      462,206     336,669      798,875
       605        405     1,010  Dynegy Holdings, Inc.                         6.875  04/01/11      585,338     391,838      977,176
       345        295       640  Dynegy Holdings, Inc., 144A - Private
                                 Placement (a)                                 9.875  07/15/10      387,263     331,138      718,401
       235        170       405  IPALCO Enterprises, Inc.                      8.625  11/14/11      264,375     191,250      455,625
       485        350       835  Monongahela Power Co.                         5.000  10/01/06      496,184     358,071      854,255
       290        220       510  Nevada Power Co.                              8.250  06/01/11      334,588     253,825      588,413
       490        360       850  Nevada Power Co.                              9.000  08/15/13      575,750     423,000      998,750
       385        300       685  PSEG Energy Holdings, Inc.                    7.750  04/16/07      409,063     318,750      727,813
        20                   20  PSEG Energy Holdings, Inc.                    8.625  02/15/08       22,050                   22,050
       270        200       470  Reliant Energy, Inc.                          6.750  12/15/14      269,663     199,750      469,413
       195        145       340  Southern Natural Gas Co.                      8.875  03/15/10      219,375     163,125      382,500
       785        580     1,365  TNP Enterprises, Inc.                        10.250  04/01/10      841,913     622,050    1,463,963
       270        200       470  Trans Continental Gas Pipe Line Corp.         8.875  07/15/12      329,738     244,250      573,988
                                                                                                 ----------  ----------  -----------
                                                                                                  6,191,952   4,580,079   10,772,031
                                                                                                 ----------  ----------  -----------

 WIRELESS COMMUNICATIONS    6.5%
       160        120       280  Centennial Communications Corp.               8.125  02/01/14      165,200     123,900      289,100
     1,025        750     1,775  Nextel Communications, Inc.                   6.875  10/31/13    1,117,250     817,500    1,934,750
       205        155       360  Rogers Wireless Communications, Inc., 144A
                                 - Private Placement (Canada) (a)              8.000  12/15/12      217,813     164,688      382,501
       295        210       505  Rogers Wireless Communications, Inc., 144A
                                 - Private Placement (Canada) (a)              7.500  03/15/15      312,700     222,600      535,300
       250        185       435  Rural Cellular Corp. (b)                      6.990  03/15/10      260,000     192,400      452,400
       575        425     1,000  Rural Cellular Corp.                          8.250  03/15/12      610,938     451,563    1,062,501
       670        500     1,170  SBA Communications Corp., 144A - Private
                                 Placement (a)                                 8.500  12/01/12      686,750     512,500    1,199,250
                                                                                                 ----------  ----------  -----------
                                                                                                  3,370,651   2,485,151    5,855,802
                                                                                                 ----------  ----------  -----------

TOTAL CORPORATE BONDS 162.8%                                                                     84,647,477  62,845,259  147,492,736
                                                                                                 ----------  ----------  -----------



    VIT      VLT     PROFORMA                                                                  VIT            VLT        PROFORMA
  Shares   SHARES     SHARES    DESCRIPTION                                               MARKET VALUE   MARKET VALUE  MARKET VALUE
Equities    0.5%

   3,033      2,450     5,483   DecisionOne Corp. (common shares) (e) (h)                            0              0             0
   6,670      5,386    12,056   DecisionOne Corp. (common stock warrants) (e) (h)                    0              0             0
       1          1         2   Doe Run Resources Corp. (common stock warrant) (e) (h)               0              0             0
  30,357     30,357    60,714   HCI Direct, Inc. (common shares) (e) (h)                       236,784        236,785       473,569
     500        500     1,000   Hosiery Corp. of America, Inc. (common shares) (e) (h)               0              0             0
  11,316      8,891    20,207   VS Holdings, Inc. (common shares) (e) (h)                        2,037          1,600         3,637
                                                                                          ------------   ------------  ------------

TOTAL EQUITIES                                                                                 238,821        238,385       477,206
                                                                                          ------------   ------------  ------------

TOTAL LONG-TERM INVESTMENTS    163.3%
   (Cost $144,968,552)                                                                      84,886,298     63,083,644   147,969,942

REPURCHASE AGREEMENT    6.1%
   VIT         VLT       PROFORMA
PAR AMOUNT  PAR AMOUNT  PAR AMOUNT
  (000)       (000)       (000)
   $ 3,230    $ 2,287      $ 5,517   State Street Bank & Trust Co.
                                     (collateralized by U.S. Government
                                     obligations in a pooled cash account,
                                     interest rate of 2.15%, dated 12/31/04, to
                                     be sold on 01/03/05 at $5,517,989)                      3,230,000      2,287,000     5,517,000
                                     (Cost $5,517,000)                                    ------------   ------------  ------------

TOTAL INVESTMENTS    169.4%
   (Cost $150,485,552)                                                                      88,116,298     65,370,644   153,486,942

OTHER ASSETS IN EXCESS OF LIABILITIES    2.8%                                                1,530,879      1,032,876     2,563,755

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)    (72.2%)                              (37,657,654)   (27,803,516)  (65,461,170)
                                                                                          ------------   ------------  ------------

NET ASSETS APPLICABLE TO COMMON SHARES    100.0%                                          $ 51,989,523   $ 38,600,004  $ 90,589,527
                                                                                          ============   ============  ============





Percentages are calculated as a percentage of net assets applicable to common shares.

              (a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

              (b) Variable rate security. Interest rate shown is that in effect at December 31, 2004.

              (c) Non-income producing as security is in default.

              (d) This borrower has filed for protection in federal bankruptcy court.

              (e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

              (f) Payment-in-kind security.

              (g) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.3% of net assets applicable to common shares.

              (h) Non-income producing security.

         VAN KAMPEN HIGH INCOME TRUST - VAN KAMPEN HIGH INCOME TRUST II
             PROFORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004
                                   (UNAUDITED)
                              AMOUNTS IN THOUSANDS



                                                                 VAN KAMPEN         VAN KAMPEN
                                                             HIGH INCOME TRUST   HIGH INCOME TRUST II    ADJUSTMENTS      PROFORMA
                                                             -----------------   --------------------    -----------      ---------
ASSETS:
Total Investments
    (Cost of $86,274, $64,212 and $150,486, respectively)        $  88,116            $  65,371                           $ 153,487
Cash                                                                     -                    1                                   1
Receivables:
    Interest                                                         1,624                1,209                               2,833
    Investments Sold                                                   272                  201                                 473
Other                                                                    1                    1                                   2
                                                                 ---------            ---------           ---------       ---------
      Total Assets                                                  90,013               66,783                             156,796
                                                                 ---------            ---------           ---------       ---------

LIABILITIES:
Payables
    Investment Advisory Fee                                             53                   39                                  92
    Income Distributions - Common Shares                                17                   44                                  61
    Other Affiliates                                                     3                    5                                   8
Trustees' Deferred Compensation and Retirement Plans                   215                  208                                 423
Accrued Expenses                                                        78                   83                                 161
Merger Cost                                                              -                    -                $381 (2)         381
                                                                 ---------            ---------           ---------       ---------
      Total Liabilities                                                366                  379                 381           1,126
Preferred Shares (including accrued distributions)                  37,657               27,804                              65,461
                                                                 ---------            ---------           ---------       ---------
NET ASSETS APPLICABLE TO COMMON SHARES                           $  51,990            $  38,600           $    (381)      $  90,209
                                                                 =========            =========           =========       =========

NET ASSET VALUE PER COMMON SHARE
Net Assets Applicable to Common Shares                           $  51,990            $  38,600           $    (381)      $  90,209
Common Shares Outstanding(1)                                        13,711                8,109              (2,755)         19,065
Net Asset Value Per Common Share                                 $    3.79            $    4.76                           $    4.73
                                                                 =========            =========                           =========

NET ASSETS CONSIST OF:
Common Shares ($.01 par value)(1)                                $     137            $      81           $     (28)            190
Paid in Surplus(1)                                                  84,025               64,211                (353)        147,883
Net Unrealized Appreciation                                          1,842                1,159                               3,001
Accumulated Undistributed Net Investment Income                       (282)                (234)                               (516)
Accumulated Net Realized Loss                                      (33,732)             (26,617)                            (60,349)
                                                                 ---------            ---------           =========       ---------
NET ASSETS APPLICABLE TO COMMON SHARES                           $  51,990            $  38,600           $    (381)      $  90,209
                                                                 =========            =========           =========       =========
PREFERRED SHARES                                                 $  37,600            $  27,800                           $  65,400
                                                                 =========            =========           =========       =========
NET ASSETS INCLUDING PREFERRED SHARES                            $  89,590            $  66,400           $    (381)      $ 155,609
                                                                 =========            =========           =========       =========



(1) The pro forma statements presume the issuance by the Van Kampen High Income Trust II of approximately 10,956,001 common shares in exchange for the assets and liabilities of the Van Kampen High Income Trust.


(2) A non-recurring cost associated with this transaction of approximately $381,000 will be incurred. Approximately $213,000, or $.026 will be borne by the common shareholders of the Van Kampen High Income Trust II, while approximately $168,000, or $.012 will be borne by the common shareholders of the Van Kampen High Income Trust.

      VAN KAMPEN HIGH INCOME TRUST - VAN KAMPEN HIGH INCOME TRUST II
                PROFORMA CONDENSED STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 2004
                               (UNAUDITED)
                           AMOUNTS IN THOUSANDS

                                                       VAN KAMPEN             VAN KAMPEN
                                                    HIGH INCOME TRUST    HIGH INCOME TRUST II    ADJUSTMENTS(1)   PROFORMA
                                                    -----------------    --------------------    --------------   --------

INVESTMENT INCOME:
Interest                                            $           6,667    $              4,959                     $ 11,626
Other                                                             117                      88                          205
                                                    -----------------    --------------------    -------------    --------
       Total Income                                             6,784                   5,047                       11,831
                                                    -----------------    --------------------    -------------    --------

EXPENSES:
Investment Advisory Fee                                           612                     454                        1,066
Preferred Share Maintenance                                       110                      82              (15)        177
Trustees' Fees and Related Expenses                                51                      48              (61)         38
Legal                                                              19                      17              (12)         24
Custody                                                            14                      13               (1)         26
Other                                                             185                     171             (119)        237
                                                    -----------------    --------------------    -------------    --------
       Total Expenses                                             991                     785             (208)      1,568
                                                    -----------------    --------------------    -------------    --------
NET INVESTMENT INCOME                               $           5,793    $              4,262    $         208    $ 10,263
                                                    =================    ====================    =============    ========

REALIZED AND UNREALIZED GAIN:
Net Realized Gain                                   $           1,202    $                755                     $  1,957
Net Unrealized Appreciation During the Period                     553                     542                        1,095
                                                    -----------------    --------------------    -------------    --------
NET REALIZED AND UNREALIZED GAIN                    $           1,755    $              1,297                     $  3,052
                                                    =================    ====================    =============    ========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS             $            (576)   $               (410)                    $   (986)
                                                    =================    ====================    =============    ========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
SHARES FROM OPERATIONS                              $           6,972    $              5,149    $         208    $ 12,329
                                                    =================    ====================    =============    ========



(1) Reflects the reduction in operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

VAN KAMPEN HIGH INCOME TRUST - VAN KAMPEN HIGH INCOME TRUST II
NOTES TO PRO FORMA FINANCIAL STATEMENTS
December 31, 2004
(Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES
The Acquiring Trust, Van Kampen High Income Trust II (the "Acquiring Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Acquiring Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of high yield, fixed income securities. The Acquiring Trust commenced investment operations on April 28, 1989.
         The following is a summary of significant accounting policies consistently followed by the Acquiring Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Acquiring Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At December 31, 2004, the Acquiring Trust had no when-issued and delayed delivery purchase commitments.
         The Acquiring Trust may invest in repurchase agreements, which are short-term investments in which the Acquiring Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Acquiring Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Acquiring Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Acquiring Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments.

D. FEDERAL INCOME TAXES It is the Acquiring Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

     "Section 5.3 Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                    (A) by vote of a majority of the Disinterested Trustees
               acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (B) by written opinion of independent legal counsel.

                    (C) The rights of indemnification herein provided by be
               insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                    (D) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

                         (i) such undertaking is secured by a surety bond or
                    some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                         (ii) a majority of the Disinterested Trustees acting on
                    the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending."

ITEM 16.  EXHIBITS


     1.   (a)  Declaration of Trust and amendments thereto of the Registrant+

          (b) Certificate of Vote Establishing Preferred Shares and amendments thereto+++

     2.        Bylaws of the Registrant+

     3.        Not applicable
     4.        Form of Agreement and Plan of Reorganization++++

     5. (a) Form of specimen share certificate for Common Shares of the Registrant+
          (b)  Form of specimen share certificate for APS of the Registrant+
     6. Investment Advisory Agreement between the Registrant and Van Kampen Asset Management+

     7.        Not Applicable

     8.   (a)  Form of Trustee Deferred Compensation Plan+
          (b)  Form of Trustee Retirement Plan+
     9.        Custodian Contract and amendments thereto+

     10.       Not Applicable

     11.       Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
               LLP+

     12.       Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP++

     13.  (a)  Transfer Agency Agreement+
          (b)  Auction Agency Agreement+
          (c)  Form of Broker-Dealer Agreement+
          (d)  (i)   Letter of Representation+
               (ii)  Form of Letter of Representations+
          (e)  Support Services Agreement+
          (f)  Fund Accounting Agreement and amendments thereto+
          (g)  Amended and Restated Legal Services Agreement+
     14.       Consent of independent registered public accounting firm+

     15.       Not Applicable

     16.       Power of Attorney+
     17.  (a)  Code of Ethics of Investment Adviser+
          (b)  Code of Ethics of the Funds+
     99.  (a)  Form of Proxy card for the Target Fund+
          (b)  Form of Proxy card for the Registrant+


+    Filed herewith.
++   To be filed by further amendment.
+++ Filed herewith as Appendix B to the Reorganization Statement of Additional Information.
++++ Filed herewith as Appendix A to the Reorganization Statement of Additional
     Information.

(1) Incorporated herein by reference to Registrant's Registration Statement on Form N-14, File Number 333-123443, filed with the Commission on March 18, 2005


ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees that, if the Reorganization discussed in the registration statement closes, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matters discussed in the registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the Sate of New York, on May 5, 2005.


                                   VAN KAMPEN HIGH INCOME TRUST II

                                   By: /s/ Lou Anne McInnis
                                       ------------------------------------
                                       Lou Anne McInnis
                                       Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES                               TITLE
               ----------                               -----

Principal Executive Officer:


          /s/ Ronald E. Robison*              Executive Vice President and

-------------------------------------------   Principal Executive Officer
              Ronald E. Robison

Principal Financial Officer:


          /s/ James W. Garrett*

-------------------------------------------   Chief Financial
              James W. Garrett                Officer and Treasurer


Trustees:

          /s/ David C. Arch*                  Trustee
-------------------------------------------
              David C. Arch


          /s/ Jerry D. Choate*                Trustee
-------------------------------------------
              Jerry D. Choate


          /s/ Rod Dammeyer*                   Trustee
-------------------------------------------
              Rod Dammeyer

          /s/ Linda Hutton Heagy*             Trustee
-------------------------------------------
              Linda Hutton Heagy

          /s/ R. Craig Kennedy*               Trustee
-------------------------------------------
              R. Craig Kennedy

          /s/ Howard J Kerr*                  Trustee
-------------------------------------------
              Howard J Kerr

          /s/ Mitchell M. Merin*              Trustee
-------------------------------------------
              Mitchell M. Merin

          /s/ Jack E. Nelson*                 Trustee
-------------------------------------------
              Jack E. Nelson

          /s/ Richard F. Powers, III*         Trustee
-------------------------------------------
              Richard F. Powers, III

          /s/ Hugo F. Sonnenschein*           Trustee
-------------------------------------------
              Hugo F. Sonnenschein

          /s/ Wayne W. Whalen*                Trustee
-------------------------------------------
              Wayne W. Whalen

          /s/ Suzanne H. Woolsey*             Trustee
-------------------------------------------
              Suzanne H. Woolsey


* Signed by Lou Anne McInnis pursuant to a power of attorney previously filed.

          /s/ Lou Anne McInnis               May 5, 2005
-------------------------------------------
              Lou Anne McInnis
              Attorney-in-Fact

     Schedule Of Exhibits Pre-Effective Amendment Filing No. 1 To Form N-14
                        Van Kampen High Income Trust II




1  (a)  Declaration of Trust and amendments thereto

2       Bylaws of the Registrant

5  (a)  Form of specimen share certificate for Common Shares

   (b)  Form of specimen share certificate for APS

6       Investment Advisory Agreement and amendments thereto

8  (a)  Trustee Deferred Compensation Plan

   (b)  Trustee Retirement Plan

9       Custodian Contract and amendments thereto

11      Opinion and Consent of Skadden, Arps, Slate,
        Meagher & Flom LLP

13 (a)  Transfer Agency Agreement

   (b)  Auction Agency Agreement

   (c)  Form of Broker-Dealer Agreement

   (d)  (i)   Letter of Representation

        (ii)  Form of Letter of Representations

   (e)  Support Services Agreement

   (f)  Fund Accounting Agreement and amendments thereto

   (g)  Amended and Restated Legal Services Agreement

14      Consent of independent registered accounting firm

16      Power of Attorney

17 (a)  Code of Ethics of Investment Adviser

   (b)  Code of Ethics of the Van Kampen Funds

99 (a)  Form of Proxy Card for the Target Fund

   (b)  Form of Proxy Card for the Registrant